Multi-Fund (Reg. TM) Select
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801-2340
1-800-454-6265
www.LFG.com

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's value until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit.

Purchase payments must be at least $25 per payment, and at least $600 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $20.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Delaware VIP Trust (Service Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP Value Series

DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Managed Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA S&P 500 Index Fund*
     (formerly LVIP S&P 500 Index Fund)
     LVIP SSgA Small-Cap Index Fund
     (formerly Small-Cap Index Fund)
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio

*"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

April 30, 2008

Table of Contents


Item                                                        Page
Special Terms                                                5
Expense Tables                                               6
Summary of Common Questions                                 10
The Lincoln National Life Insurance Company                 11
Fixed Side of the Contract                                  12
Variable Annuity Account (VAA)                              12
Investments of the Variable Annuity Account                 12
Charges and Other Deductions                                16
The Contracts                                               18
 Purchase Payments                                          18
 Transfers On or Before the Annuity Commencement Date       19
 Transfers After the Annuity Commencement Date              21
 Death Benefit Before the Annuity Commencement Date         22
 Investment Requirements                                    23
 Surrenders and Withdrawals                                 24
 i4LIFE (Reg. TM) Advantage for Qualified Contracts         25
 Annuity Payouts                                            30
Distribution of the Contracts                               32
Federal Tax Matters                                         33
Additional Information                                      37
 Voting Rights                                              37
 Return Privilege                                           37
 Other Information                                          38
 Legal Proceedings                                          38
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C             39
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity payments are based.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - The amount payable to your designated beneficiary if the owner dies before the annuity commencement date. If the contract is owned by a non-natural person, the death benefit will be paid on the death of the annuitant.

FINRA - Financial Industry Regulatory Authority.

Guaranteed Income Benefit - A feature integrated into i4LIFE (Reg. TM) Advantage that provides a guaranteed minimum payout floor for the i4LIFE (Reg.
TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Purchase payments - Amounts paid into the contract.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



     The maximum surrender charge (contingent deferred sales charge)      6.0%*
     (as a percentage of contract value surrendered/withdrawn):

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. The cumulative surrender charge will never exceed 9% of the purchase payments applied to the contract. See Charges and Other Deductions - Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $25**

** The Account Fee may be reduced or eliminated for any particular contract.

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


     Mortality and expense risk charge: 1.002%

Loan Set-up Fee (per loan): $35 (if you participate in a group retirement plan that allows for loans and such fee is permissible by law)

Loan Interest: 7.0% annually of the amount held in the loan account

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2007. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         6.31%        0.52%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.52%        0.52%

* Twenty-two of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2009.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2007:


(as a percentage of each fund's average net assets):

                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75   %       0.25   %       0.17   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.55           0.25           0.04
American Funds Global Growth Fund (Class 2)*                  0.53           0.25           0.02
American Funds Growth Fund (Class 2)*                         0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)*                  0.26           0.25           0.01
American Funds International Fund (Class 2)*                  0.49           0.25           0.03
Delaware VIP Diversified Income Series (Service Class) (1)    0.64           0.30           0.09
Delaware VIP High Yield Series (Service Class)(2)             0.65           0.30           0.10
Delaware VIP REIT Series (Service Class)(3)                   0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(4)        0.71           0.30           0.10



                                                                                                      Total
                                                                                                    Expenses
                                                                               Total                 (after
                                                                              Expenses     Total    Contractu
                                                                              (before   Contractual    ua
                                                               Acquired         any      waivers/   waivers/
                                                                 Fund         waivers/  reimburse-  reimburse
                                                               Fees and      reimburse-    ments       e-
                                                               Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.00   %       1.17   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.00           0.84
American Funds Global Growth Fund (Class 2)*                  0.00           0.80
American Funds Growth Fund (Class 2)*                         0.00           0.58
American Funds Growth-Income Fund (Class 2)*                  0.00           0.52
American Funds International Fund (Class 2)*                  0.00           0.77
Delaware VIP Diversified Income Series (Service Class) (1)    0.00           1.03       -0.05   %   0.98   %
Delaware VIP High Yield Series (Service Class)(2)             0.00           1.05       -0.06       0.99
Delaware VIP REIT Series (Service Class)(3)                   0.00           1.13       -0.05       1.08
Delaware VIP Small Cap Value Series (Service Class)(4)        0.00           1.11       -0.05       1.06

                                                                   Management                      Other
                                                                      Fees        12b-1 Fees      Expenses
                                                                    (before        (before        (before
                                                                      any            any            any
                                                                    waivers/       waivers/       waivers/
                                                                   reimburse-     reimburse-     reimburse-
                                                                     ments)   +     ments)   +     ments)   +
Delaware VIP Trend Series (Service Class)(5)                       0.75   %       0.30   %       0.11   %
Delaware VIP Value Series (Service Class)(6)                       0.64           0.30           0.09
DWS Equity 500 Index VIP (Class B)(7)(8)                           0.19           0.25           0.12
DWS Small Cap Index VIP (Class B)(8)                               0.35           0.25           0.15
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(9)   0.56           0.25           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(10)      0.56           0.25           0.09
LVIP Baron Growth Opportunities (Service Class)(11)                1.00           0.25           0.08
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(12)(13)                                                    0.95           0.25           0.15
LVIP Delaware Bond Fund (Service Class)(25)                        0.34           0.35           0.06
LVIP Delaware Growth and Income Fund (Service Class)(25)           0.33           0.35           0.07
LVIP Delaware Managed Fund (Service Class)(25)                     0.40           0.35           0.08
LVIP Delaware Social Awareness Fund (Service Class)(25)            0.35           0.35           0.06
LVIP Delaware Special Opportunities Fund (Service Class)(25)       0.37           0.35           0.07
LVIP FI Equity-Income Fund (Service Class)(14)                     0.73           0.25           0.08
LVIP Janus Capital Appreciation Fund (Service Class)(15)           0.74           0.25           0.08
LVIP Mondrian International Value Fund (Service Class)             0.68           0.25           0.12
LVIP Money Market Fund (Service Class)                             0.37           0.25           0.07
LVIP SSgA S&P 500 Index Fund (Service Class)(16)                   0.24           0.25           0.08
LVIP SSgA Small-Cap Index Fund (Service Class)(17)                 0.32           0.25           0.17
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                            0.73           0.25           0.09
LVIP UBS Global Asset Allocation Fund (Service Class)(18)          0.73           0.25           0.14
LVIP Wilshire 2010 Profile Fund (Service Class)(19)(20)            0.25           0.25           3.18
LVIP Wilshire 2020 Profile Fund (Service Class)(19)(20)            0.25           0.25           1.45
LVIP Wilshire 2030 Profile Fund (Service Class)(19)(20)            0.25           0.25           2.61
LVIP Wilshire 2040 Profile Fund (Service Class)(19)(20)            0.25           0.25           4.89
LVIP Wilshire Aggressive Profile Fund (Service Class)(19)(20)      0.25           0.25           0.09
LVIP Wilshire Conservative Profile Fund (Service Class)(19)(20)    0.25           0.25           0.08
LVIP Wilshire Moderate Profile Fund (Service Class)(19)(20)        0.25           0.25           0.04
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(19)(20)                                                    0.25           0.25           0.04
MFS (Reg. TM) VIT Utilities Series (Service Class)(21)(22)(23)     0.75           0.25           0.10
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(24)            0.82           0.00           0.07



                                                                                                           Total
                                                                                                         Expenses
                                                                                    Total                 (after
                                                                                   Expenses     Total    Contractu
                                                                                   (before   Contractual    ua
                                                                    Acquired         any      waivers/   waivers/
                                                                      Fund         waivers/  reimburse-  reimburse
                                                                    Fees and      reimburse-    ments       e-
                                                                    Expenses  =     ments)    (if any)    ments)
Delaware VIP Trend Series (Service Class)(5)                       0.00   %       1.16   %   -0.05   %   1.11   %
Delaware VIP Value Series (Service Class)(6)                       0.00           1.03       -0.05       0.98
DWS Equity 500 Index VIP (Class B)(7)(8)                           0.00           0.56       -0.03       0.53
DWS Small Cap Index VIP (Class B)(8)                               0.00           0.75
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(9)   0.00           0.90
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(10)      0.00           0.90
LVIP Baron Growth Opportunities (Service Class)(11)                0.00           1.33       -0.04       1.29
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(12)(13)                                                    0.00           1.35       -0.25       1.10
LVIP Delaware Bond Fund (Service Class)(25)                        0.00           0.75
LVIP Delaware Growth and Income Fund (Service Class)(25)           0.00           0.75
LVIP Delaware Managed Fund (Service Class)(25)                     0.00           0.83
LVIP Delaware Social Awareness Fund (Service Class)(25)            0.00           0.76
LVIP Delaware Special Opportunities Fund (Service Class)(25)       0.00           0.79
LVIP FI Equity-Income Fund (Service Class)(14)                     0.00           1.06       -0.07       0.99
LVIP Janus Capital Appreciation Fund (Service Class)(15)           0.00           1.07       -0.13       0.94
LVIP Mondrian International Value Fund (Service Class)             0.00           1.05
LVIP Money Market Fund (Service Class)                             0.00           0.69
LVIP SSgA S&P 500 Index Fund (Service Class)(16)                   0.00           0.57       -0.04       0.53
LVIP SSgA Small-Cap Index Fund (Service Class)(17)                 0.00           0.74       -0.03       0.71
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                            0.00           1.07
LVIP UBS Global Asset Allocation Fund (Service Class)(18)          0.05           1.17
LVIP Wilshire 2010 Profile Fund (Service Class)(19)(20)            0.76           4.44       -3.18       1.26
LVIP Wilshire 2020 Profile Fund (Service Class)(19)(20)            0.79           2.74       -1.45       1.29
LVIP Wilshire 2030 Profile Fund (Service Class)(19)(20)            0.88           3.99       -2.61       1.38
LVIP Wilshire 2040 Profile Fund (Service Class)(19)(20)            0.92           6.31       -4.89       1.42
LVIP Wilshire Aggressive Profile Fund (Service Class)(19)(20)      1.02           1.61       -0.09       1.52
LVIP Wilshire Conservative Profile Fund (Service Class)(19)(20)    0.77           1.35       -0.08       1.27
LVIP Wilshire Moderate Profile Fund (Service Class)(19)(20)        0.89           1.43       -0.04       1.39
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(19)(20)                                                    0.92           1.46       -0.04       1.42
MFS (Reg. TM) VIT Utilities Series (Service Class)(21)(22)(23)     0.00           1.10       -0.03       1.07
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(24)            0.00           0.89

(*) The investment adviser is voluntarily waiving up to 10% of its management fee. The waiver may be discontinued at any time in consultation with the Series' board, but it is expected to continue at its current level until further review. Total annual fund operating expenses do not reflect this waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(1) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(2) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses"))from exceeding, in an aggregate amount, 0.74% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(3) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2008, the advisor contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual operating series expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.00% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2007 until such time as the waiver is discontinued, the advisor has agreed to voluntarily waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.60% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.53% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(9) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Service Class 2. These offsets may be discontinued at any time.

(10) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Service Class 2. These offsets may be discontinued at any time.

(11) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective June 5, 2007.

(12) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.10% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(13) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(14) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(15) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily net assets of the fund; and 0.20% on the excess of $1.5 billion of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.53% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(17) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The management fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged pursuant to the new agreement is lower than the management fee previously charged to the fund.

(18) Acquired Fund Fees and Expenses (AFFE) n the chart are based on the 2007 fees and expenses of the Relationship Funds owned by the fund during 2007 and are proved t show you an estimate of the underlying fee and expenses attributable to the fund.

(19) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2007 fees and expenses of the underlying funds that were owned by each Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(20) The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(21) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(22) The funds' Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the funds' Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "12b-1 fee."

(23) MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets in excess of $1 billion. This written agreement will remain in effect until modified by the funds' Board of Trustees.

(24) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(25) The 12b-1 fee information in the table above has been restated to reflect the increase in the 12b-1 fee effective January 1, 2008.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the contract and any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $931   $1,611    $2,098    $3,478

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $320     $978    $1,660    $3,478

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability. You should refer to your contract for any state-specific provisions.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn contract value, depending upon how many contract years have elapsed. We may waive surrender charges in certain situations. See Charges and Other
Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

An annual account fee of $25 may be assessed on certain types of contracts.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk and administrative charge equal to an annual rate of 1.002%. See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectus for the funds.

For information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase, that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose.

What happens if I die before I annuitize? Your beneficiary will receive a death benefit. Your beneficiary has options as to how the death benefit is paid. See The Contracts - Death Benefit Before the Annuity Commencement Date.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. You will receive the Guaranteed Income Benefit when you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and living benefit riders are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Fixed Side of the Contract
Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 1.5%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. We may vary the way in which we credit interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The financial statements of the VAA and the consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.46%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Delaware, DWS, Fidelity, Lincoln and MFS Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.

Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Service Class): Total return.

  o High Yield Series (Service Class): Total return.

  o REIT Series (Service Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class B): Capital appreciation.

  o DWS Small Cap Index VIP (Class B): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): Capital appreciation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total return. (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund (Service Class): Current income.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Managed Fund (Service Class): Total return.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (Sub-advised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Sub-advised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)

  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): Current income/Preservation of capital.
     (Sub-advised by Delaware Management Company)

  o LVIP SSgA S&P 500 Index Fund (Service Class): Capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP S&P 500 Index Fund)

  o LVIP SSgA Small-Cap Index Fund (Service Class): Capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP Small-Cap Index Fund)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Sub-advised by UBS Global Asset Management (Americas) Inc. UBS Global AM)

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company

  o Utilities Series (Service Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts, a mortality and expense risk and administrative charge which is equal to an annual rate of 1.002%.


Account Fee

We will deduct $25 from the contract value on the last valuation date of each contract year to compensate us for the administrative services provided to you. This $25 account fee will also be deducted from the contract value upon surrender. This account fee may be reduced or eliminated for any particular contract.


Loan Fee

A one-time fee of up to $35 may be charged to set up a loan.

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of contract value as follows:



                                                         Contract year in which
                                                      surrender/withdrawal occurs
                                            ------------------------------------------------
                                             1    2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th6%   6    6    5    4    3    2    1    0
      surrendered or withdrawn proceeds

The surrender charge will never exceed 9% of the purchase payments applied to the contract.


A surrender charge does not apply to:
 o A surrender or withdrawal of contract value after eight full contract years.
 o Withdrawals during a contract year to the extent that the total contract value withdrawn during that year does not exceed the free amount which is equal to 15% of the contract value. This exception does not apply to a surrender of the contract.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.
 o A surrender of the contract as a result of the death of the contractowner or annuitant. See The contracts - Death benefit before annuity commencement date.
 o Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.
 o Periodic payments made under any annuity payout option made available by us.

Some contracts may also waive surrender charges in the event of:
A surrender or withdrawal due to financial hardship or unforseeable emergency as allowed by the plan.
A surrender or withdrawal due to the contractowner or annuitant's retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown or any other program instituted by the employer which would reduce the work force by more than 20%.
 o A surrender or withdrawal after 5 complete contract years due to separation from service if the participant is at least age 55.
 o A surrender or withdrawal due to a Qualified Domestic Relations Order
(QDRO).

Your contract will contain the specific circumstances regarding when the surrender charges will apply.

The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant will be considered the contractowner for purposes of determining when a surrender charge does not apply.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the funds that are more fully described elsewhere in this booklet and in the prospectuses for the funds respectively. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and /or the interest rate declared on the fixed account may be enhanced for certain contracts. However, these reductions or enhancements may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

The contractowner, joint owner and annuitant cannot be older than age 74.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum annual amount for purchase payments is $600. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $20, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. We reserve the right to waive these restrictions. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or cross re-investment elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $500 (or the entire amount in the subaccount, if less than $500). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $500 or the total amount in the subaccount if less than $500. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $500 or the amount in the fixed account.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year (or contract year if the contract is an individual contract that was not sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), cross-reinvestment service, portfolio rebalancing and automatic withdrawal service. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit Before the Annuity Commencement Date

If the contractowner or annuitant dies prior to the annuity commencement date, a death benefit may be payable.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

The death benefit paid to your designated beneficiary will be the greater of:

1. The contract value on the valuation date the death benefit is approved by us for payment; or

2. The sum of all purchase payments minus all withdrawals, including any applicable charges and any premium tax incurred.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. Funding for the SecureLine (Reg. TM) account comes from our general account. The general account is not a bank account and it is not insured by the FDIC or any other government agency. Because the SecureLine (Reg. TM) is funded by our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.


Investment Requirements

Contractowners who have elected i4LIFE (Reg. TM) with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect i4LIFE (Reg. TM), the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have this rider and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AllianceBernstein Global Technology Portfolio
o American Funds Global Growth Fund
o American Funds International Fund
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o LVIP Baron Growth Opportunities Fund
o LVIP Mondrian International Value Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of i4LIFE (Reg. TM) Advantage, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected. See Annuity Payouts - Annuity Options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request placed at or after 4:00 p.m. New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed in an interest-bearing checking account at the bank of our choosing. Instead of mailing you a check, we will send you a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. Funding for the SecureLine (Reg. TM) account comes from our general account. The general account is not a bank account and it is not insured by the FDIC or any other government agency. Because the SecureLine (Reg. TM) is funded by our general account, the funds are subject to the claims of our creditors. We will receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:


a. attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.

Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. The annual interest rate for loans is 7.0% of the amount held in the loan account. We will credit interest at an annual rate of 4.5% on the loan value.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-454-6265.


i4LIFE (Reg. TM) Advantage for Qualified Contracts

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus.

In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, regular income payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the periodic income commencement date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges for Qualified Contracts.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another annuity payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your regular income payments. The annuitant, or secondary life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The periodic income commencement date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal death benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

i4LIFE (Reg. TM) Advantage Charges. The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the account value. During the Access Period, an amount equal to the monthly i4LIFE (Reg. TM) Advantage percentage charge multiplied by the Account Value will be deducted from the subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg. TM) Advantage rider charge is in addition to the other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the subaccounts and added to the mortality and expense risk charge. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.

Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a death benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum death benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. A request to extend the Access Period will be effective on the next periodic income commencement date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.

If you extend the Access Period, subsequent regular income payments and the GIB will be reduced accordingly. The GIB will be adjusted in proportion to the reduction in the new regular income payment. Extending the Access Period lowers the regular payment and GIB because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a regular income payment of $433 a month and a GIB of $332 per month. If you extend your access period to 30 years, the regular income payment decreases to $428 per month (a reduction of 1.15%) and the GIB is also reduced by 1.15% for a payment of $328.

We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the regular income payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.

Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the periodic income commencement date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life (and the secondary life, if applicable) and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your regular income payments. Regular income payments will begin within 14 days of the periodic income commencement date. At this time, changes to the Access Period can only be made on periodic income commencement date anniversaries.

Regular income payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular income payments are not subject to any surrender charges or applicable interest adjustments. For information regarding income tax consequences of regular income payments, See Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
  o The age and sex (unless unisex rates are required by law) of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent regular income payments during the Access Period are determined by dividing the Account Value, on the applicable valuation date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value. For example, a contract owner has an Account Value of $100,000 and an income payment of $400 per month. If the contract owner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the regular income payment. The regular income payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions for more information on withdrawals.

For a joint life option, the secondary life must be the annuitant's spouse and must be the primary beneficiary. If either the annuitant or secondary life dies during the Access Period, the surviving life may elect to continue regular income payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular income payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the annuitant, the secondary life may choose to take the death benefit, and the i4LIFE (Reg. TM) Advantage Rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the secondary life during the Access Period, if applicable. If there is no surviving life, then the regular income payments will cease and this Rider will terminate.

For a single life option, if the annuitant dies during the Access Period, a death benefit will be paid and the regular income payments will cease and this Rider will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. The frequency of regular income payments, the assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the annuitant and secondary life (if living);
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Your regular income payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will vary on an annual basis for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefit

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other additional withdrawals (including withdrawals to provide the GIB).

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

The following example demonstrates the impact of a withdrawal on your death benefit:

Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income payments $25,000
Additional Withdrawal $15,000
Death Benefit Value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000

General Death Benefit Provisions. Following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

During the access period, if the single life option has been elected, then upon the death of the annuitant, the regular income payments will cease and this Rider will terminate. If the joint life option has been elected, then upon the death of the annuitant, the secondary life, if still surviving, as spouse and primary beneficiary, may terminate the contract and this Rider and receive full payment of the death benefit or elect to continue the contract and this Rider and receive regular income payments for his/her lifetime. Upon the death of the secondary life, the annuitant if still surviving, may continue to receive regular income payments for the remainder of the access period and for the lifetime income period or may elect to terminate this Rider. If neither the annuitant nor the secondary life is still surviving, the regular income payments will cease and this Rider will terminate.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. If this Rider is continued, upon approval of the death claim the excess, if any, of the death benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the regular income payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


General i4LIFE (Reg. TM) Advantage Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the GIB Payments:

i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200
GIB before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income payment after Withdrawal = $1,200 - $120 = $1,080
Reduction in GIB for Withdrawal = $750 x 10% = $75
GIB after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage for Qualified
Contracts

The Guaranteed Income Benefit ensures that your regular income payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the access period and the lifetime income period.

The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant, or secondary life, if applicable, is living.

The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the periodic income commencement date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the valuation date of the first regular income payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your regular income payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. You may not shorten your Access Period.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.002% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General Information

The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.

Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission we pay to LFA is 9.00% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 9.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal.

Taxation Of Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

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Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, Indiana 46801.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                 Accumulation unit value
                 -----------------------      Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
AllianceBernstein VPS Global Technology
2004.........        9.161      10.933              2
2005.........       10.933      11.219             24
2006.........       11.219      12.038             50
2007.........       12.038      14.289             91
-------------       ------      ------             --
AllianceBernstein VPS Growth and Income
2004.........       10.082      11.133              6
2005.........       11.133      11.528             61
2006.........       11.528      13.352            117
2007.........       13.352      13.861            174
-------------       ------      ------            ---
American Funds Global Growth Fund
2004.........        9.798      11.310             13
2005.........       11.310      12.773            107
2006.........       12.773      15.229            227
2007.........       15.229      17.316            410
-------------       ------      ------            ---
American Funds Growth Fund
2004.........        9.591      11.148            114
2005.........       11.148      12.824            796
2006.........       12.824      13.993          1,722
2007.........       13.993      15.564          2,532
-------------       ------      ------          -----
American Funds Growth-Income Fund
2004.........        9.794      10.978             74
2005.........       10.978      11.502            504
2006.........       11.502      13.119          1,060
2007.........       13.119      13.643          1,617
-------------       ------      ------          -----
American Funds International Fund
2004.........        9.918      11.729             35
2005.........       11.729      14.109            273
2006.........       14.109      16.619            708
2007.........       16.619      19.748          1,152
-------------       ------      ------          -----
Delaware VIP Diversified Income Series
2004.........       10.269      10.914             22
2005.........       10.914      10.742            193
2006.........       10.742      11.439            410
2007.........       11.439      12.165            768
-------------       ------      ------          -----
Delaware VIP High Yield Series
2005.........        9.982      10.274              9
2006.........       10.274      11.412             68
2007.........       11.412      11.586            170
-------------       ------      ------          -----
Delaware VIP REIT Series
2004.........       10.831      13.277             52
2005.........       13.277      14.046            205
2006.........       14.046      18.400            411
2007.........       18.400      15.634            539
-------------       ------      ------          -----
Delaware VIP Small Cap Value Series
2004.........        9.879      12.117             56
2005.........       12.117      13.094            355
2006.........       13.094      15.022            706
2007.........       15.022      13.855          1,021
-------------       ------      ------          -----
Delaware VIP Trend Series
2004.........        8.855      10.985             21
2005.........       10.985      11.486            119
2006.........       11.486      12.206            227
2007.........       12.206      13.348            311
-------------       ------      ------          -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Delaware VIP Value Series
2004.........        9.935       11.343            10
2005.........       11.343       11.881           101
2006.........       11.881       14.561           283
2007.........       14.561       13.984           507
-------------       ------       ------           ---
DWS VIP Equity 500 Index
2004.........        9.881       11.081            12
2005.........       11.081       11.455            88
2006.........       11.455       13.070           193
2007.........       13.070       13.591           314
-------------       ------       ------           ---
DWS VIP Small Cap Index
2004.........        9.360       11.770             9
2005.........       11.770       12.118            56
2006.........       12.118       14.060           125
2007.........       14.060       13.619           189
-------------       ------       ------           ---
Fidelity VIP Contrafund Portfolio
2004.........        9.608       11.299            28
2005.........       11.299       13.051           293
2006.........       13.051       14.398           734
2007.........       14.398       16.721         1,192
-------------       ------       ------         -----
Fidelity VIP Growth Portfolio
2004.........        9.599       10.590             6
2005.........       10.590       11.061            36
2006.........       11.061       11.670            79
2007.........       11.670       14.634           147
-------------       ------       ------         -----
Lincoln VIP Money Market Fund
2004.........        9.986        9.990             4
2005.........        9.990       10.141            35
2006.........       10.141       10.484           104
2007.........       10.484       10.867           233
-------------       ------       ------         -----
Lincoln VIPT Baron Growth Opportunities*
2004.........        9.172       11.803            38
2005.........       11.803       12.079           308
2006.........       12.079       13.815           601
2007.........       13.815       14.145           833
-------------       ------       ------         -----
Lincoln VIPT Cohen & Steers Global Real
Estate
2007.........       10.089        8.251            12
-------------       ------       ------         -----
Lincoln VIPT Delaware Bond
2004.........       10.288       10.536            44
2005.........       10.536       10.680           277
2006.........       10.680       11.044           590
2007.........       11.044       11.499           905
-------------       ------       ------         -----
Lincoln VIPT Delaware Growth and Income
2004.........        9.839       11.264            11
2005.........       11.264       11.740            88
2006.........       11.740       13.028           155
2007.........       13.028       13.653           209
-------------       ------       ------         -----
Lincoln VIPT Delaware Managed
2004.........        9.977       10.996            17
2005.........       10.996       11.350            90
2006.........       11.350       12.395           166
2007.........       12.395       12.801           233
-------------       ------       ------         -----
Lincoln VIPT Delaware Social Awareness
2004.........        9.736       11.224            13
2005.........       11.224       12.418           113
2006.........       12.418       13.773           266
2007.........       13.773       14.005           411
-------------       ------       ------         -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Lincoln VIPT Delaware Special
Opportunities
2004.........       10.118       12.163           19
2005.........       12.163       13.891          236
2006.........       13.891       15.920          526
2007.........       15.920       16.321          762
-------------       ------       ------          ---
Lincoln VIPT FI Equity-Income
2004.........        9.904       11.314           21
2005.........       11.314       11.676          141
2006.........       11.676       12.830          280
2007.........       12.830       13.222          388
-------------       ------       ------          ---
Lincoln VIPT Janus Capital Appreciation
2004.........        9.840       10.808            1
2005.........       10.808       11.122           14
2006.........       11.122       12.047           30
2007.........       12.047       14.326           47
-------------       ------       ------          ---
Lincoln VIPT Mondrian International
Value
2004.........       10.262       12.237            7
2005.........       12.237       13.600          130
2006.........       13.600       17.461          310
2007.........       17.461       19.225          540
-------------       ------       ------          ---
Lincoln VIPT S&P 500 Index
2007.........        9.938        9.651            4
-------------       ------       ------          ---
Lincoln VIPT Small Cap Index
2007.........        9.955        9.181            6
-------------       ------       ------          ---
Lincoln VIPT T. Rowe Price Structured
Mid-Cap Growth
2004.........        9.600       11.133            3
2005.........       11.133       12.074           29
2006.........       12.074       13.030           75
2007.........       13.030       14.615          119
-------------       ------       ------          ---
Lincoln VIPT UBS Global Asset Allocation
2004.........       10.106       11.433            8
2005.........       11.433       12.058           37
2006.........       12.058       13.636           71
2007.........       13.636       14.325          108
-------------       ------       ------          ---
Lincoln VIPT Wilshire 2010 Profile
2007.........       10.060       10.476            1
-------------       ------       ------          ---
Lincoln VIPT Wilshire 2020 Profile
2007.........        9.992       10.321           16
-------------       ------       ------          ---
Lincoln VIPT Wilshire 2030 Profile
2007.........       10.179       10.428            8
-------------       ------       ------          ---
Lincoln VIPT Wilshire 2040 Profile
2007.........        9.803       10.253           17
-------------       ------       ------          ---
Lincoln VIPT Wilshire Aggressive Profile
2005.........       10.033       10.922           24
2006.........       10.922       12.570          139
2007.........       12.570       13.782          331
-------------       ------       ------          ---
Lincoln VIPT Wilshire Conservative
Profile
2005.........       10.013       10.290           11
2006.........       10.290       11.111           79
2007.........       11.111       11.826          227
-------------       ------       ------          ---
Lincoln VIPT Wilshire Moderate Profile
2005.........        9.999       10.508           71
2006.........       10.508       11.627          374
2007.........       11.627       12.547          837
-------------       ------       ------          ---
Lincoln VIPT Wilshire Moderately
Aggressive Profile
2005.........       10.010       10.686           65
2006.........       10.686       12.045          349
2007.........       12.045       13.062          830
-------------       ------       ------          ---

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
MFS VIT Utilities Series
2004.........       10.406      12.718            21
2005.........       12.718      14.677           125
2006.........       14.677      19.030           274
2007.........       19.030      24.032           530
-------------       ------      ------           ---
Neuberger Berman AMT Mid-Cap Growth
Portfolio
2004.........        9.404      11.591             8
2005.........       11.591      13.053            63
2006.........       13.053      14.821           154
2007.........       14.821      17.979           292
-------------       ------      ------           ---

* Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth
  Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

Multi-Fund (Reg. TM) Select
Lincoln National
Variable Annuity Account C   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund (Reg. TM) Select prospectus of Lincoln National Variable Annuity Account C dated April 30, 2008. You may obtain a copy of the Multi-Fund (Reg. TM) Select prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Advertising                                     B-3
Additional Services                             B-4
Other Information                               B-5
Financial Statements                            B-5

This SAI is not a prospectus.
The date of this SAI is April 30, 2008.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $43,591,657, $42,009,778 and $64,441,989 to LFA and Selling Firms in 2005, 2006 and 2007, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;

 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions - Surrender charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA and the consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

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2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                               CONTRACT                     CONTRACT      GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                               DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                          $    143,516     $     --    $    143,516     $     --       $    15     $    143,501
AIM V.I. International Growth                      768,499           --         768,499           --            69          768,430
ABVPSF Global Technology Class B                47,678,835      108,026      47,786,861           --         3,985       47,782,876
ABVPSF Growth and Income Class B                54,207,473       39,504      54,246,977           --         4,510       54,242,467
ABVPSF International Value Class B                 870,637           --         870,637           --            79          870,558
ABVPSF Small/Mid Cap Value Class A                 677,988        4,757         682,745           --            67          682,678
American Century VP Inflation Protection
   Class 2                                       2,057,390        6,378       2,063,768           --           192        2,063,576
American Century VP International                   27,236           --          27,236           --             1           27,235
American Funds Global Growth Class 2           100,631,285      213,166     100,844,451           --         8,432      100,836,019
American Funds Growth Class 2                  869,173,300      398,508     869,571,808           --        72,589      869,499,219
American Funds Growth-Income Class 2           211,187,409      116,055     211,303,464           --        17,942      211,285,522
American Funds International Class 2           408,346,795      295,427     408,642,222           --        34,130      408,608,092
Delaware VIPT Capital Reserves Service Class       128,447           --         128,447           --            13          128,434
Delaware VIPT Diversified Income               125,227,571      169,451     125,397,022           --        10,351      125,386,671
Delaware VIPT Diversified Income Service
   Class                                        18,879,945       85,922      18,965,867           --         1,724       18,964,143
Delaware VIPT Emerging Markets Service
   Class                                         3,224,530       15,536       3,240,066           --           305        3,239,761
Delaware VIPT High Yield                        20,552,493       20,559      20,573,052           --         1,701       20,571,351
Delaware VIPT High Yield Service Class           1,959,875        5,848       1,965,723           --           161        1,965,562
Delaware VIPT REIT                             175,488,398           --     175,488,398      455,976        14,412      175,018,010
Delaware VIPT REIT Service Class                 8,391,542       34,415       8,425,957           --           684        8,425,273
Delaware VIPT Small Cap Value Service Class    260,593,758           --     260,593,758      225,367        21,680      260,346,711
Delaware VIPT Trend                            275,768,009           --     275,768,009       12,965        23,058      275,731,986
Delaware VIPT Trend Service Class                4,134,774       10,634       4,145,408           --           344        4,145,064
Delaware VIPT U.S. Growth Service Class             33,107           --          33,107           --             4           33,103
Delaware VIPT Value                            197,174,899           --     197,174,899      160,246        16,480      196,998,173
Delaware VIPT Value Service Class                7,037,355       57,852       7,095,207           --           584        7,094,623
DWS VIP Equity 500 Index                       258,547,079      193,442     258,740,521           --        21,514      258,719,007
DWS VIP Equity 500 Index Service Class           4,254,989       18,852       4,273,841           --           353        4,273,488
DWS VIP Small Cap Index                         59,348,210        1,975      59,350,185           --         4,956       59,345,229
DWS VIP Small Cap Index Service Class            2,516,524       58,521       2,575,045           --           208        2,574,837
Fidelity VIP Contrafund Service Class          304,678,504      195,812     304,874,316           --        25,469      304,848,847
Fidelity VIP Contrafund Service Class 2         19,882,608       45,413      19,928,021           --         1,646       19,926,375
Fidelity VIP Growth Service Class              111,444,235      256,979     111,701,214           --         9,262      111,691,952
Fidelity VIP Growth Service Class 2              2,148,825        5,752       2,154,577           --           178        2,154,399
Fidelity VIP Mid Cap Service Class 2             1,684,791           --       1,684,791           11           155        1,684,625
FTVIPT Franklin Income Securities Class 2        1,789,017           --       1,789,017           17           198        1,788,802
FTVIPT Mutual Shares Securities Class 2          1,207,671           --       1,207,671           --           115        1,207,556
FTVIPT Templeton Global Income Securities
   Class 2                                       1,347,487        4,070       1,351,557           --           128        1,351,429
Janus Aspen Series Worldwide Growth                730,553           --         730,553           --            47          730,506
Lincoln VIPT Baron Growth Opportunities
   Service Class                               175,831,516       26,958     175,858,474           --        14,614      175,843,860
Lincoln VIPT Capital Growth Service Class           24,409           --          24,409           --             2           24,407
Lincoln VIPT Cohen & Steers Global Real
   Estate                                        3,170,701        4,810       3,175,511           --           263        3,175,248
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                            635,193        3,857         639,050           --            60          638,990
Lincoln VIPT Delaware Bond                     369,818,438      193,583     370,012,021           --        30,636      369,981,385
Lincoln VIPT Delaware Bond Service Class        10,319,878       87,582      10,407,460           --           847       10,406,613

See accompanying notes.

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                       CONTRACT                       CONTRACT      GUARANTEE
                                                      PURCHASES                     REDEMPTIONS      CHARGES
                                                       DUE FROM                        DUE TO       PAYABLE TO
                                                     THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                    NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                      INSURANCE                      INSURANCE      INSURANCE
SUBACCOUNT                            INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY        COMPANY      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth
   and Income                       $1,751,451,420     $ 10,875    $1,751,462,295     $     --       $145,354    $1,751,316,941
Lincoln VIPT Delaware Growth
   and Income Service Class              2,848,985        6,265         2,855,250           --            236         2,855,014
Lincoln VIPT Delaware Managed          456,520,206           --       456,520,206      230,787         37,864       456,251,555
Lincoln VIPT Delaware Managed
   Service Class                         2,966,688       13,917         2,980,605           --            245         2,980,360
Lincoln VIPT Delaware
   Social Awareness                    876,957,404           --       876,957,404      107,271         72,780       876,777,353
Lincoln VIPT Delaware Social
   Awareness Service Class               5,729,000       26,557         5,755,557           --            474         5,755,083
Lincoln VIPT Delaware
   Special Opportunities               669,849,023           --       669,849,023      676,090         55,594       669,117,339
Lincoln VIPT Delaware Special
   Opportunities Service Class          12,439,018        5,112        12,444,130           --          1,030        12,443,100
Lincoln VIPT FI Equity-Income          594,945,366      134,116       595,079,482           --         49,429       595,030,053
Lincoln VIPT FI Equity-Income
   Service Class                         5,115,529       14,038         5,129,567           --            423         5,129,144
Lincoln VIPT Janus
   Capital Appreciation                465,087,132       57,469       465,144,601           --         38,591       465,106,010
Lincoln VIPT Janus Capital
   Appreciation Service Class              664,571        3,404           667,975           --             55           667,920
Lincoln VIPT Marsico
   International Growth
   Service Class                           191,103           --           191,103           --             16           191,087
Lincoln VIPT MFS Value
   Service Class                            81,582           --            81,582           --              8            81,574
Lincoln VIPT Mid-Cap Growth
   Service Class                           415,418           --           415,418           --             40           415,378
Lincoln VIPT Mid-Cap Value
   Service Class                           150,467           --           150,467           --             12           150,455
Lincoln VIPT Mondrian
   International Value                 578,535,005           --       578,535,005      111,003         47,973       578,376,029
Lincoln VIPT Mondrian
   International Value
   Service Class                        10,347,314       43,246        10,390,560           --            854        10,389,706
Lincoln VIPT Money Market              118,090,316       61,982       118,152,298           --          9,791       118,142,507
Lincoln VIPT Money Market
   Service Class                         2,527,133        8,432         2,535,565           --            208         2,535,357
Lincoln VIPT S&P 500 Index               2,958,166           --         2,958,166          452            248         2,957,466
Lincoln VIPT S&P 500 Index
   Service Class                            41,354          268            41,622           --              3            41,619
Lincoln VIPT Small-Cap Index             2,761,077           --         2,761,077       10,947            230         2,749,900
Lincoln VIPT Small-Cap Index
   Service Class                           210,215          174           210,389           --             18           210,371
Lincoln VIPT T. Rowe Price
   Growth Stock Service Class               12,044           --            12,044           --              1            12,043
Lincoln VIPT T. Rowe Price
   Structured Mid-Cap Growth           195,129,096       28,822       195,157,918           --         16,178       195,141,740
Lincoln VIPT T. Rowe Price
   Structured Mid-Cap Growth
   Service Class                         1,745,603           --         1,745,603       12,746            144         1,732,713
Lincoln VIPT Templeton Growth
   Service Class                           172,777           --           172,777           --             15           172,762
Lincoln VIPT UBS Global
   Asset Allocation                    229,163,002           --       229,163,002       93,637         18,991       229,050,374
Lincoln VIPT UBS Global Asset
   Allocation Service Class              1,547,328        4,358         1,551,686           --            128         1,551,558
Lincoln VIPT Value Opportunities
   Service Class                           108,825           --           108,825           --             10           108,815
Lincoln VIPT Wilshire 2010 Profile       1,238,486           --         1,238,486       27,675            102         1,210,709
Lincoln VIPT Wilshire 2010 Profile
   Service Class                             6,843          632             7,475           --              1             7,474
Lincoln VIPT Wilshire 2020 Profile       1,424,755           --         1,424,755        6,622            118         1,418,015
Lincoln VIPT Wilshire 2020 Profile
   Service Class                           166,031        1,367           167,398           --             14           167,384
Lincoln VIPT Wilshire 2030 Profile         603,330           12           603,342           --             50           603,292
Lincoln VIPT Wilshire 2030 Profile
   Service Class                            86,263        1,518            87,781           --              7            87,774
Lincoln VIPT Wilshire 2040 Profile         236,557          197           236,754           --             20           236,734

                                                                                                MORTALITY &
                                                                                                  EXPENSE
                                                      CONTRACT                     CONTRACT      GUARANTEE
                                                     PURCHASES                   REDEMPTIONS      CHARGES
                                                      DUE FROM                      DUE TO       PAYABLE TO
                                                    THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                   NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                     INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                           INVESTMENTS      COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire 2040 Profile
   Service Class                     $    175,541    $  1,441     $    176,982    $    --        $    15      $    176,967
Lincoln VIPT Wilshire Aggressive
   Profile                             14,814,922          --       14,814,922      6,775          1,226        14,806,921
Lincoln VIPT Wilshire Aggressive
   Profile Service Class                5,173,842      40,204        5,214,046         --            435         5,213,611
Lincoln VIPT Wilshire Conservative
   Profile                             19,294,151     122,317       19,416,468         --          1,598        19,414,870
Lincoln VIPT Wilshire Conservative
   Profile Service Class                3,761,815      15,289        3,777,104         --            336         3,776,768
Lincoln VIPT Wilshire Moderate
   Profile                             38,731,218      47,110       38,778,328         --          3,276        38,775,052
Lincoln VIPT Wilshire Moderate
   Profile Service Class               15,568,701      67,313       15,636,014         --          1,544        15,634,470
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                  35,114,446      29,388       35,143,834         --          2,911        35,140,923
Lincoln VIPT Wilshire Moderately
   Aggressive Profile Service Class    16,857,078      88,676       16,945,754         --          1,557        16,944,197
MFS VIT Core Equity                        34,800          --           34,800         --              3            34,797
MFS VIT Total Return                    2,277,309          --        2,277,309         --            216         2,277,093
MFS VIT Utilities                     328,022,602     190,845      328,213,447         --         27,320       328,186,127
MFS VIT Utilities Service Class        12,686,957      62,591       12,749,548         --          1,050        12,748,498
NB AMT Mid-Cap Growth                 192,828,745          --      192,828,745     25,131         16,016       192,787,598
NB AMT Partners                            31,615          --           31,615         --              1            31,614
NB AMT Regency                            847,318          --          847,318         17             92           847,209
Putnam VT Health Sciences Class IB        145,256          --          145,256         --             12           145,244
WFVT Advantage Equity Income              155,404         213          155,617         --             19           155,598
WFVT Advantage Large Company Growth        74,869          --           74,869         --              9            74,860
WFVT Advantage Small Cap Growth           427,212          --          427,212         --             40           427,172

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                               DIVIDENDS
                                                  FROM       MORTALITY AND         NET
                                               INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                       INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------
AIM V.I. Core Equity                          $     1,610    $     (2,133)     $      (523)
AIM V.I. International Growth                       3,114          (8,407)          (5,293)
ABVPSF Global Technology Class B                       --        (366,572)        (366,572)
ABVPSF Growth and Income Class B                  678,899        (571,938)         106,961
ABVPSF International Value Class B                  7,850          (9,405)          (1,555)
ABVPSF Small/Mid Cap Value Class A                  8,011          (8,697)            (686)
American Century VP Inflation Protection
   Class 2                                         68,753         (18,731)          50,022
American Century VP International                     231            (168)              63
American Funds Global Growth Class 2            2,389,537        (836,097)       1,553,440
American Funds Growth Class 2                   6,664,924      (8,624,479)      (1,959,555)
American Funds Growth-Income Class 2            3,182,100      (1,988,908)       1,193,192
American Funds International Class 2            5,668,301      (3,577,524)       2,090,777
Delaware VIPT Capital Reserves Service Class        4,827          (1,353)           3,474
Delaware VIPT Diversified Income                2,884,549      (1,038,182)       1,846,367
Delaware VIPT Diversified Income Service
   Class                                          300,471        (148,329)         152,142
Delaware VIPT Emerging Markets Service Class       23,071         (24,584)          (1,513)
Delaware VIPT Global Bond                           3,178             (39)           3,139
Delaware VIPT High Yield                        1,369,147        (210,214)       1,158,933
Delaware VIPT High Yield Service Class             72,172         (14,461)          57,711
Delaware VIPT REIT                              4,292,871      (2,766,506)       1,526,365
Delaware VIPT REIT Service Class                   93,636         (88,412)           5,224
Delaware VIPT Small Cap Value Service Class       883,825      (3,244,129)      (2,360,304)
Delaware VIPT Trend                                    --      (2,920,510)      (2,920,510)
Delaware VIPT Trend Service Class                      --         (35,544)         (35,544)
Delaware VIPT U.S. Growth Service Class                --            (789)            (789)
Delaware VIPT Value                             3,524,286      (2,232,640)       1,291,646
Delaware VIPT Value Service Class                  68,738         (61,251)           7,487
DWS VIP Equity 500 Index                        4,126,646      (2,749,432)       1,377,214
DWS VIP Equity 500 Index Service Class             41,043         (36,299)           4,744
DWS VIP Small Cap Index                           613,508        (693,251)         (79,743)
DWS VIP Small Cap Index Service Class              12,809         (22,674)          (9,865)
Fidelity VIP Contrafund Service Class           2,447,049      (2,812,760)        (365,711)
Fidelity VIP Contrafund Service Class 2           138,581        (153,873)         (15,292)
Fidelity VIP Growth Service Class                 488,047        (828,631)        (340,584)
Fidelity VIP Growth Service Class 2                 4,287         (14,133)          (9,846)
Fidelity VIP Mid Cap Service Class 2                6,575         (14,283)          (7,708)
FTVIPT Franklin Income Securities Class 2          27,831         (13,513)          14,318
FTVIPT Mutual Shares Securities Class 2             7,613          (7,263)             350
FTVIPT Templeton Global Income Securities
   Class 2                                         19,040          (8,338)          10,702
Janus Aspen Series Worldwide Growth                 5,427          (5,798)            (371)
Lincoln VIPT Baron Growth Opportunities
   Service Class                                       --      (1,896,329)      (1,896,329)
Lincoln VIPT Capital Growth Service Class              --             (69)             (69)
Lincoln VIPT Cohen & Steers Global Real
   Estate                                          15,436         (11,191)           4,245
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                             2,104          (2,287)            (183)
Lincoln VIPT Core                                      --             (21)             (21)
Lincoln VIPT Delaware Bond                     17,951,491      (3,664,760)      14,286,731
Lincoln VIPT Delaware Bond Service Class          461,293         (85,727)         375,566
Lincoln VIPT Delaware Growth and Income        21,050,493     (18,787,971)       2,262,522
Lincoln VIPT Delaware Growth and Income
   Service Class                                   27,084         (25,368)           1,716
Lincoln VIPT Delaware Managed                  11,352,264      (4,942,281)       6,409,983
Lincoln VIPT Delaware Managed Service Class        62,163         (25,642)          36,521
Lincoln VIPT Delaware Social Awareness          7,945,434      (9,739,222)      (1,793,788)
Lincoln VIPT Delaware Social Awareness
   Service Class                                   36,372         (48,559)         (12,187)
Lincoln VIPT Delaware Special Opportunities     6,853,080      (7,522,151)        (669,071)
Lincoln VIPT Delaware Special Opportunities
   Service Class                                   93,197        (109,421)         (16,224)
Lincoln VIPT FI Equity-Income                   7,432,932      (6,599,309)         833,623
Lincoln VIPT FI Equity-Income Service Class        49,534         (46,052)           3,482

See accompanying notes.

                                                                DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                  FROM           TOTAL        IN UNREALIZED     (DECREASE)
                                               NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                GAIN (LOSS)     GAIN ON       GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                    ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                           $     6,128     $        --   $     6,128     $       6,066    $     11,671
AIM V.I. International Growth                       33,942              --        33,942            66,560          95,209
ABVPSF Global Technology Class B                 1,103,513              --     1,103,513         4,742,782       5,479,723
ABVPSF Growth and Income Class B                 1,463,351       2,792,607     4,255,958        (2,140,996)      2,221,923
ABVPSF International Value Class B                  43,388          29,423        72,811           (48,687)         22,569
ABVPSF Small/Mid Cap Value Class A                  18,314          59,242        77,556           (94,857)        (17,987)
American Century VP Inflation Protection
   Class 2                                           1,700              --         1,700            73,913         125,635
American Century VP International                    4,365              --         4,365               166           4,594
American Funds Global Growth Class 2               443,223       3,257,852     3,701,075         4,636,189       9,890,704
American Funds Growth Class 2                   11,712,673      57,970,118    69,682,791        21,060,520      88,783,756
American Funds Growth-Income Class 2               620,328       6,191,346     6,811,674        (1,975,628)      6,029,238
American Funds International Class 2             5,225,578      16,720,963    21,946,541        34,792,619      58,829,937
Delaware VIPT Capital Reserves Service Class           (41)             --           (41)             (269)          3,164
Delaware VIPT Diversified Income                   101,836         235,844       337,680         4,281,080       6,465,127
Delaware VIPT Diversified Income Service
   Class                                            58,078          26,482        84,560           553,906         790,608
Delaware VIPT Emerging Markets Service Class        84,486         112,681       197,167           396,984         592,638
Delaware VIPT Global Bond                           (7,543)             --        (7,543)            4,700             296
Delaware VIPT High Yield                             7,644              --         7,644          (956,814)        209,763
Delaware VIPT High Yield Service Class              (1,282)             --        (1,282)          (55,041)          1,388
Delaware VIPT REIT                              14,143,320      64,248,525    78,391,845      (116,013,078)    (36,094,868)
Delaware VIPT REIT Service Class                   (83,574)      1,691,926     1,608,352        (3,129,740)     (1,516,164)
Delaware VIPT Small Cap Value Service Class     13,821,348      26,504,811    40,326,159       (59,985,160)    (22,019,305)
Delaware VIPT Trend                             12,457,945       1,966,547    14,424,492        15,546,920      27,050,902
Delaware VIPT Trend Service Class                   17,294          21,414        38,708           266,285         269,449
Delaware VIPT U.S. Growth Service Class             (1,082)             --        (1,082)            2,351             480
Delaware VIPT Value                              5,903,894       5,562,656    11,466,550       (20,232,239)     (7,474,043)
Delaware VIPT Value Service Class                   14,172         126,236       140,408          (518,289)       (370,394)
DWS VIP Equity 500 Index                         6,520,621              --     6,520,621         3,940,931      11,838,766
DWS VIP Equity 500 Index Service Class              26,247              --        26,247            73,860         104,851
DWS VIP Small Cap Index                          2,672,160       4,496,041     7,168,201        (8,606,364)     (1,517,906)
DWS VIP Small Cap Index Service Class                5,222         134,019       139,241          (227,622)        (98,246)
Fidelity VIP Contrafund Service Class            3,116,744      73,056,080    76,172,824       (34,371,097)     41,436,016
Fidelity VIP Contrafund Service Class 2             48,532       4,726,232     4,774,764        (2,509,425)      2,250,047
Fidelity VIP Growth Service Class               (1,766,929)         91,303    (1,675,626)       19,314,766      17,298,556
Fidelity VIP Growth Service Class 2                 27,484           1,325        28,809           277,482         296,445
Fidelity VIP Mid Cap Service Class 2                10,554          94,997       105,551            47,574         145,417
FTVIPT Franklin Income Securities Class 2            8,298           5,161        13,459           (37,339)         (9,562)
FTVIPT Mutual Shares Securities Class 2             (4,676)         18,638        13,962           (34,703)        (20,391)
FTVIPT Templeton Global Income Securities
   Class 2                                           5,329              --         5,329            47,304          63,335
Janus Aspen Series Worldwide Growth                 16,826              --        16,826            41,101          57,556
Lincoln VIPT Baron Growth Opportunities
   Service Class                                 6,867,807      20,214,281    27,082,088       (20,476,308)      4,709,451
Lincoln VIPT Capital Growth Service Class                4              --             4             1,534           1,469
Lincoln VIPT Cohen & Steers Global Real
   Estate                                            3,835              --         3,835          (328,455)       (320,375)
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                             (7,659)             --        (7,659)          (55,694)        (63,536)
Lincoln VIPT Core                                      765              --           765              (682)             62
Lincoln VIPT Delaware Bond                         709,248              --       709,248           564,661      15,560,640
Lincoln VIPT Delaware Bond Service Class            (4,054)             --        (4,054)           (8,098)        363,414
Lincoln VIPT Delaware Growth and Income         52,488,617              --    52,488,617        42,516,707      97,267,846
Lincoln VIPT Delaware Growth and Income
   Service Class                                    16,803              --        16,803            74,565          93,084
Lincoln VIPT Delaware Managed                   11,235,554      10,805,165    22,040,719       (10,281,581)     18,169,121
Lincoln VIPT Delaware Managed Service Class         17,062          57,759        74,821           (49,128)         62,214
Lincoln VIPT Delaware Social Awareness          33,974,459              --    33,974,459        (9,392,765)     22,787,906
Lincoln VIPT Delaware Social Awareness
   Service Class                                     9,264              --         9,264             9,202           6,279
Lincoln VIPT Delaware Special Opportunities     40,573,542      52,199,588    92,773,130       (68,847,521)     23,256,538
Lincoln VIPT Delaware Special Opportunities
   Service Class                                    23,957         807,171       831,128          (752,828)         62,076
Lincoln VIPT FI Equity-Income                   16,981,193      59,922,458    76,903,651       (54,428,863)     23,308,411
Lincoln VIPT FI Equity-Income Service Class         13,441         443,719       457,160          (360,592)        100,050

                                                DIVIDENDS
                                                   FROM       MORTALITY AND         NET
                                                INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                        INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------------------------------------------------
Lincoln VIPT Growth                            $        --     $      (341)     $      (341)
Lincoln VIPT Growth Opportunities Service
   Class                                                --             (54)             (54)
Lincoln VIPT Janus Capital Appreciation          1,184,404      (4,547,657)      (3,363,253)
Lincoln VIPT Janus Capital Appreciation
   Service Class                                       342          (4,890)          (4,548)
Lincoln VIPT Marsico International Growth
   Service Class                                       628            (336)             292
Lincoln VIPT MFS Value Service Class                   567            (280)             287
Lincoln VIPT Mid-Cap Growth Service Class               --          (1,644)          (1,644)
Lincoln VIPT Mid-Cap Value Service Class               254            (554)            (300)
Lincoln VIPT Mondrian International Value       11,501,965      (5,963,426)       5,538,539
Lincoln VIPT Mondrian International Value
   Service Class                                   174,286         (81,237)          93,049
Lincoln VIPT Money Market                        5,001,526      (1,043,418)       3,958,108
Lincoln VIPT Money Market Service Class             72,520         (15,907)          56,613
Lincoln VIPT S&P 500 Index                          24,399          (9,118)          15,281
Lincoln VIPT S&P 500 Index Service Class               309            (187)             122
Lincoln VIPT Small-Cap Index                        15,768         (10,363)           5,405
Lincoln VIPT Small-Cap Index Service Class             599            (490)             109
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                        16             (57)             (41)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                               --      (1,997,219)      (1,997,219)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth Service Class                                 --         (14,053)         (14,053)
Lincoln VIPT Templeton Growth Service Class          2,454            (398)           2,056
Lincoln VIPT UBS Global Asset Allocation         3,942,693      (2,388,497)       1,554,196
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                    20,394         (13,023)           7,371
Lincoln VIPT Value Opportunities Service
   Class                                               517            (231)             286
Lincoln VIPT Wilshire 2010 Profile                   3,368          (2,529)             839
Lincoln VIPT Wilshire 2010 Profile
   Service Class                                         1              (3)              (2)
Lincoln VIPT Wilshire 2020 Profile                   4,348          (4,642)            (294)
Lincoln VIPT Wilshire 2020 Profile Service
   Class                                               360            (321)              39
Lincoln VIPT Wilshire 2030 Profile                   1,653          (1,461)             192
Lincoln VIPT Wilshire 2030 Profile Service
   Class                                               166            (197)             (31)
Lincoln VIPT Wilshire 2040 Profile                   1,692            (642)           1,050
Lincoln VIPT Wilshire 2040 Profile Service
   Class                                               270            (159)             111
Lincoln VIPT Wilshire Aggressive Profile           122,310        (127,968)          (5,658)
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                    27,501         (37,972)         (10,471)
Lincoln VIPT Wilshire Conservative Profile         331,495        (137,728)         193,767
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                    50,665         (24,713)          25,952
Lincoln VIPT Wilshire Moderate Profile             480,041        (314,680)         165,361
Lincoln VIPT Wilshire Moderate Profile
   Service Class                                   159,710        (143,616)          16,094
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                         519,233        (291,523)         227,710
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                           190,737        (136,275)          54,462
MFS VIT Core Equity                                    186            (667)            (481)
MFS VIT Total Return                                47,813         (25,659)          22,154
MFS VIT Utilities                                2,330,539      (2,739,392)        (408,853)
MFS VIT Utilities Service Class                     60,554         (90,733)         (30,179)
NB AMT Mid-Cap Growth                                   --      (1,659,517)      (1,659,517)
NB AMT Partners                                        198            (172)              26
NB AMT Regency                                       3,975         (11,406)          (7,431)
Putnam VT Health Sciences Class IB                   1,274          (1,623)            (349)
WFVT Advantage Equity Income                         2,283          (2,129)             154
WFVT Advantage Large Company Growth                     --          (1,180)          (1,180)
WFVT Advantage Small Cap Growth                         --          (4,654)          (4,654)

See accompanying notes.

                                                                 DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                   FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                 GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                     ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Growth                             $     9,975     $        --    $     9,975      $    (4,749)    $     4,885
Lincoln VIPT Growth Opportunities Service
   Class                                                607              --            607              (44)            509
Lincoln VIPT Janus Capital Appreciation           3,393,794              --      3,393,794       79,777,715      79,808,256
Lincoln VIPT Janus Capital Appreciation
   Service Class                                     10,124              --         10,124           80,197          85,773
Lincoln VIPT Marsico International Growth
   Service Class                                          6              --              6           (1,469)         (1,171)
Lincoln VIPT MFS Value Service Class                     42              --             42           (1,800)         (1,471)
Lincoln VIPT Mid-Cap Growth Service Class                54              --             54           15,061          13,471
Lincoln VIPT Mid-Cap Value Service Class               (942)             --           (942)         (13,801)        (15,043)
Lincoln VIPT Mondrian International Value        30,694,208      15,127,337     45,821,545        6,477,781      57,837,865
Lincoln VIPT Mondrian International Value
   Service Class                                     67,024         223,818        290,842          298,789         682,680
Lincoln VIPT Money Market                                --              --             --               --       3,958,108
Lincoln VIPT Money Market Service Class                  --              --             --               --          56,613
Lincoln VIPT S&P 500 Index                           (7,365)             --         (7,365)         (54,110)        (46,194)
Lincoln VIPT S&P 500 Index Service Class               (336)             --           (336)            (872)         (1,086)
Lincoln VIPT Small-Cap Index                        (19,813)             --        (19,813)        (169,158)       (183,566)
Lincoln VIPT Small-Cap Index Service Class           (1,444)             --         (1,444)          (5,438)         (6,773)
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                          1              --              1              (31)            (71)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                        (2,446,588)             --     (2,446,588)      27,799,607      23,355,800
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth Service Class                              19,580              --         19,580          131,771         137,298
Lincoln VIPT Templeton Growth Service Class            (488)             --           (488)          (6,535)         (4,967)
Lincoln VIPT UBS Global Asset Allocation          5,466,028      10,793,150     16,259,178       (5,387,538)     12,425,836
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                      8,333          62,716         71,049          (20,465)         57,955
Lincoln VIPT Value Opportunities Service
   Class                                               (766)             --           (766)          (7,484)         (7,964)
Lincoln VIPT Wilshire 2010 Profile                    2,596              --          2,596           14,202          17,637
Lincoln VIPT Wilshire 2010 Profile
   Service Class                                          1              --              1               80              79
Lincoln VIPT Wilshire 2020 Profile                    2,634              --          2,634           27,149          29,489
Lincoln VIPT Wilshire 2020 Profile Service
   Class                                                 (8)             --             (8)           1,310           1,341
Lincoln VIPT Wilshire 2030 Profile                     (681)             --           (681)           5,291           4,802
Lincoln VIPT Wilshire 2030 Profile Service
   Class                                                191              --            191              764             924
Lincoln VIPT Wilshire 2040 Profile                       75              --             75              323           1,448
Lincoln VIPT Wilshire 2040 Profile Service
   Class                                                (27)             --            (27)             493             577
Lincoln VIPT Wilshire Aggressive Profile            340,844         173,634        514,478          544,605       1,053,425
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                     88,217          52,190        140,407          182,280         312,216
Lincoln VIPT Wilshire Conservative Profile          169,560          64,868        234,428          362,236         790,431
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                     25,850           9,579         35,429           67,505         128,886
Lincoln VIPT Wilshire Moderate Profile              282,342         150,594        432,936        1,590,919       2,189,216
Lincoln VIPT Wilshire Moderate Profile
   Service Class                                     88,611          56,809        145,420          585,401         746,915
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                          374,759         329,729        704,488        1,279,643       2,211,841
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                             56,213         135,617        191,830          552,601         798,893
MFS VIT Core Equity                                  12,861              --         12,861           (8,482)          3,898
MFS VIT Total Return                                 30,315          45,714         76,029          (45,240)         52,943
MFS VIT Utilities                                 5,283,491      16,892,825     22,176,316       36,829,797      58,597,260
MFS VIT Utilities Service Class                      91,212         519,911        611,123        1,312,179       1,893,123
NB AMT Mid-Cap Growth                             1,569,523              --      1,569,523       28,460,082      28,370,088
NB AMT Partners                                         109           3,104          3,213             (629)          2,610
NB AMT Regency                                       46,597          23,884         70,481          (57,681)          5,369
Putnam VT Health Sciences Class IB                    3,016              --          3,016           (4,681)         (2,014)
WFVT Advantage Equity Income                         20,726          10,972         31,698          (31,964)           (112)
WFVT Advantage Large Company Growth                   8,661              --          8,661           (3,014)          4,467
WFVT Advantage Small Cap Growth                      10,898          62,040         72,938          (31,619)         36,665

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                                              ABVPSF
                                                               AIM V.I.       GLOBAL         ABVPSF
                                                 AIM V.I.   INTERNATIONAL   TECHNOLOGY       GROWTH
                                               CORE EQUITY     GROWTH        CLASS B        CLASS B
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $     --      $385,241     $36,486,619   $ 13,174,220
Changes From Operations:
   - Net investment income (loss)                   (591)        1,356        (338,890)       (54,206)
   - Net realized gain (loss) on investments         108         7,230         713,132      1,303,239
   - Net change in unrealized appreciation or
     depreciation on investments                  13,586       113,370       1,761,120     (2,404,024)
                                                --------      --------     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      13,103       121,956       2,135,362     (1,154,991)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               --            --       3,218,650        499,881
   - Contract withdrawals & transfers to
     annuity reserves                             (7,672)       (4,295)     (3,896,333)      (728,493)
   - Contract transfers                          167,395       229,606      (5,575,326)   (11,741,145)
                                                --------      --------     -----------   ------------
                                                 159,723       225,311      (6,253,009)   (11,969,757)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              --            --              --        (47,612)
   - Annuity Payments                                 --            --          (7,059)        (1,860)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             --            --             436             --
                                                --------      --------     -----------   ------------
                                                      --            --          (6,623)       (49,472)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              159,723       225,311      (6,259,632)   (12,019,229)
                                                --------      --------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          172,826       347,267      (4,124,270)   (13,174,220)
                                                --------      --------     -----------   ------------
NET ASSETS AT DECEMBER 31, 2006                  172,826       732,508      32,362,349             --
Changes From Operations:
   - Net investment income (loss)                   (523)       (5,293)       (366,572)            --
   - Net realized gain (loss) on investments       6,128        33,942       1,103,513             --
   - Net change in unrealized appreciation or
     depreciation on investments                   6,066        66,560       4,742,782             --
                                                --------      --------     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      11,671        95,209       5,479,723             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               --            --       2,934,112             --
   - Contract withdrawals & transfers to
     annuity reserves                            (40,996)       (8,820)     (4,058,693)            --
   - Contract transfers                               --       (50,467)     11,068,460             --
                                                --------      --------     -----------   ------------
                                                 (40,996)      (59,287)      9,943,879             --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              --            --           4,741             --
   - Annuity Payments                                 --            --          (8,262)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             --            --             446             --
                                                --------      --------     -----------   ------------
                                                      --            --          (3,075)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (40,996)      (59,287)      9,940,804             --
                                                --------      --------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (29,325)       35,922      15,420,527             --
                                                --------      --------     -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                 $143,501      $768,430     $47,782,876   $         --
                                                ========      ========     ===========   ============

See accompanying notes.

                                                                                          AMERICAN
                                                  ABVPSF         ABVPSF       ABVPSF       CENTURY
                                                GROWTH AND   INTERNATIONAL   SMALL/MID  VP INFLATION      AMERICAN
                                                  INCOME         VALUE       CAP VALUE   PROTECTION        CENTURY
                                                 CLASS B        CLASS B       CLASS A      CLASS 2    VP INTERNATIONAL
                                                SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 6,248,479     $      --    $ 817,091    $  510,991      $ 112,759
Changes From Operations:
   - Net investment income (loss)                 (258,518)       (2,042)      (5,832)       23,504          1,331
   - Net realized gain (loss) on investments       685,463         5,441      161,634        (7,003)        34,656
   - Net change in unrealized appreciation or
     depreciation on investments                 7,816,401        74,633      (48,739)      (12,423)       (20,946)
                                               -----------     ---------    ---------    ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     8,243,346        78,032      107,063         4,078         15,041
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          3,193,726        25,745      143,438       879,171          1,141
   - Contract withdrawals & transfers to
     annuity reserves                           (3,496,716)       (2,908)     (27,928)      (78,984)       (43,736)
   - Contract transfers                         44,781,841       711,329     (592,605)      102,624        (61,918)
                                               -----------     ---------    ---------    ----------      ---------
                                                44,478,851       734,166     (477,095)      902,811       (104,513)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                           148,854            --           --        32,693             --
   - Annuity Payments                               (9,399)           --         (249)       (5,878)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              587            --            2           283             --
                                               -----------     ---------    ---------    ----------      ---------
                                                   140,042            --         (247)       27,098             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             44,618,893       734,166     (477,342)      929,909       (104,513)
                                               -----------     ---------    ---------    ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         52,862,239       812,198     (370,279)      933,987        (89,472)
                                               -----------     ---------    ---------    ----------      ---------
NET ASSETS AT DECEMBER 31, 2006                 59,110,718       812,198      446,812     1,444,978         23,287
Changes From Operations:
   - Net investment income (loss)                  106,961        (1,555)        (686)       50,022             63
   - Net realized gain (loss) on investments     4,255,958        72,811       77,556         1,700          4,365
   - Net change in unrealized appreciation or
     depreciation on investments                (2,140,996)      (48,687)     (94,857)       73,913            166
                                               -----------     ---------    ---------    ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     2,221,923        22,569      (17,987)      125,635          4,594
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          4,343,807       214,441      285,307       759,447          1,991
   - Contract withdrawals & transfers to
     annuity reserves                           (7,014,585)      (58,805)    (104,400)      (93,568)       (13,932)
   - Contract transfers                         (4,377,970)     (119,845)      73,208      (166,626)        11,295
                                               -----------     ---------    ---------    ----------      ---------
                                                (7,048,748)       35,791      254,115       499,253           (646)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                           (24,211)           --           --            --             --
   - Annuity Payments                              (17,522)           --         (262)       (6,373)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              307            --           --            83             --
                                               -----------     ---------    ---------    ----------      ---------
                                                   (41,426)           --         (262)       (6,290)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (7,090,174)       35,791      253,853       492,963           (646)
                                               -----------     ---------    ---------    ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (4,868,251)       58,360      235,866       618,598          3,948
                                               -----------     ---------    ---------    ----------      ---------
NET ASSETS AT DECEMBER 31, 2007                $54,242,467     $ 870,558    $ 682,678    $2,063,576      $  27,235
                                               ===========     =========    =========    ==========      =========

                                                 AMERICAN                      AMERICAN
                                                   FUNDS        AMERICAN         FUNDS         AMERICAN
                                                  GLOBAL          FUNDS         GROWTH-         FUNDS
                                                  GROWTH         GROWTH         INCOME      INTERNATIONAL
                                                  CLASS 2        CLASS 2        CLASS 2        CLASS 2
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 27,149,977   $728,450,984   $ 96,296,244   $210,218,274
Changes From Operations:
   - Net investment income (loss)                   (72,524)    (1,577,553)       999,416      1,972,276
   - Net realized gain (loss) on investments        221,771      9,676,369      2,948,148      4,352,309
   - Net change in unrealized appreciation or
     depreciation on investments                  7,473,099     59,637,260     13,234,211     37,381,649
                                               ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      7,622,346     67,736,076     17,181,775     43,706,234
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           6,180,801     82,127,544     21,433,987     31,023,038
   - Contract withdrawals & transfers to
     annuity reserves                            (4,274,440)   (83,860,850)   (11,995,826)   (27,214,807)
   - Contract transfers                          24,199,568     15,497,283     39,130,316     52,708,639
                                               ------------   ------------   ------------   ------------
                                                 26,105,929     13,763,977     48,568,477     56,516,870
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            255,628      1,111,848      1,185,289        583,098
   - Annuity Payments                               (18,672)      (764,550)      (184,138)      (230,419)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               445          7,968         (4,140)           899
                                               ------------   ------------   ------------   ------------
                                                    237,401        355,266        997,011        353,578
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              26,343,330     14,119,243     49,565,488     56,870,448
                                               ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          33,965,676     81,855,319     66,747,263    100,576,682
                                               ------------   ------------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2006                  61,115,653    810,306,303    163,043,507    310,794,956
Changes From Operations:
   - Net investment income (loss)                 1,553,440     (1,959,555)     1,193,192      2,090,777
   - Net realized gain (loss) on investments      3,701,075     69,682,791      6,811,674     21,946,541
   - Net change in unrealized appreciation or
     depreciation on investments                  4,636,189     21,060,520     (1,975,628)    34,792,619
                                               ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      9,890,704     88,783,756      6,029,238     58,829,937
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          10,981,365     80,573,851     27,004,533     36,721,081
   - Contract withdrawals & transfers to
     annuity reserves                            (8,443,924)  (101,792,879)   (23,426,981)   (41,813,064)
   - Contract transfers                          27,239,523     (8,027,896)    38,276,716     44,179,557
                                               ------------   ------------   ------------   ------------
                                                 29,776,964    (29,246,924)    41,854,268     39,087,574
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            108,863        515,190        676,087        196,319
   - Annuity Payments                               (56,785)      (866,826)      (304,235)      (283,858)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               620          7,720        (13,343)       (16,836)
                                               ------------   ------------   ------------   ------------
                                                     52,698       (343,916)       358,509       (104,375)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              29,829,662    (29,590,840)    42,212,777     38,983,199
                                               ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          39,720,366     59,192,916     48,242,015     97,813,136
                                               ------------   ------------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                $100,836,019   $869,499,219   $211,285,522   $408,608,092
                                               ============   ============   ============   ============

                                                                                DELAWARE        DELAWARE
                                                    DELAWARE       DELAWARE       VIPT            VIPT
                                                  VIPT CAPITAL       VIPT      DIVERSIFIED      EMERGING
                                                    RESERVES     DIVERSIFIED     INCOME         MARKETS
                                                 SERVICE CLASS      INCOME    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                         $ 38,784     $ 22,135,616   $ 3,714,019    $  605,235
Changes From Operations:
   - Net investment income (loss)                     2,140         (146,925)        2,874        (1,937)
   - Net realized gain (loss) on investments            (28)          16,311        29,264        68,636
   - Net change in unrealized appreciation or
     depreciation on investments                        418        4,599,207       376,606       162,951
                                                   --------     ------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                 2,530        4,468,593       408,744       229,650
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              60,400        5,330,581     4,405,660       488,350
   - Contract withdrawals & transfers to
     annuity reserves                                (2,811)      (6,393,693)     (432,700)      (41,403)
   - Contract transfers                               3,161       55,495,689       224,293       123,742
                                                   --------     ------------   -----------    ----------
                                                     60,750       54,432,577     4,197,253       570,689
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --          947,743        40,664            --
   - Annuity Payments                                    --         (103,022)       (4,843)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --           12,516           162            --
                                                   --------     ------------   -----------    ----------
                                                         --          857,237        35,983            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            60,750       55,289,814     4,233,236       570,689
                                                   --------     ------------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              63,280       59,758,407     4,641,980       800,339
                                                   --------     ------------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2006                     102,064       81,894,023     8,355,999     1,405,574
Changes From Operations:
   - Net investment income (loss)                     3,474        1,846,367       152,142        (1,513)
   - Net realized gain (loss) on investments            (41)         337,680        84,560       197,167
   - Net change in unrealized appreciation
     or depreciation on investments                    (269)       4,281,080       553,906       396,984
                                                   --------     ------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    3,164        6,465,127       790,608       592,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              39,649        9,581,508     8,501,160       545,293
   - Contract withdrawals & transfers to
     annuity reserves                                (3,453)     (13,166,064)   (1,266,000)     (128,303)
   - Contract transfers                             (12,990)      40,454,058     2,528,328       799,136
                                                   --------     ------------   -----------    ----------
                                                     23,206       36,869,502     9,763,488     1,216,126
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --          347,802        62,452        27,233
   - Annuity Payments                                    --         (171,437)       (8,420)       (1,796)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --          (18,346)           16           (14)
                                                   --------     ------------   -----------    ----------
                                                         --          158,019        54,048        25,423
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            23,206       37,027,521     9,817,536     1,241,549
                                                   --------     ------------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              26,370       43,492,648    10,608,144     1,834,187
                                                   --------     ------------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2007                    $128,434     $125,386,671   $18,964,143    $3,239,761
                                                   ========     ============   ===========    ==========

See accompanying notes.

                                                                              DELAWARE
                                                   DELAWARE      DELAWARE        VIPT                        DELAWARE
                                                     VIPT          VIPT       HIGH YIELD      DELAWARE      VIPT REIT
                                                  GLOBAL BOND   HIGH YIELD  SERVICE CLASS    VIPT REIT    SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $ 53,613,368  $ 2,428,470    $   94,301   $ 238,208,105  $ 2,878,823
Changes From Operations:
   - Net investment income (loss)                     725,956      170,753         6,347       2,130,747       15,754
   - Net realized gain (loss) on investments       (5,261,934)       5,626         1,493      23,758,426      247,570
   - Net change in unrealized appreciation or
     depreciation on investments                    5,186,599      763,481        34,311      48,428,116    1,083,192
                                                 ------------  -----------    ----------   -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    650,621      939,860        42,151      74,317,289    1,346,516
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,848,597      889,475       586,625      18,922,688    3,391,136
   - Contract withdrawals & transfers to
     annuity reserves                              (3,360,780)    (872,336)      (32,133)    (31,396,407)    (343,656)
   - Contract transfers                           (51,939,240)  12,555,284        89,217      23,124,953      283,979
                                                 ------------  -----------    ----------   -------------  -----------
                                                  (53,451,423)  12,572,423       643,709      10,651,234    3,331,459
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             (740,541)      89,004            --         258,387           --
   - Annuity Payments                                 (40,136)      (3,071)           --        (161,175)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  69       (3,068)           --          (2,848)          --
                                                 ------------  -----------    ----------   -------------  -----------
                                                      780,608)      82,865            --          94,364           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (54,232,031)  12,655,288       643,709      10,745,598    3,331,459
                                                 ------------  -----------    ----------   -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (53,581,410)  13,595,148       685,860      85,062,887    4,677,975
                                                 ------------  -----------    ----------   -------------  -----------
NET ASSETS AT DECEMBER 31, 2006                        31,958   16,023,618       780,161     323,270,992    7,556,798
Changes From Operations:
   - Net investment income (loss)                       3,139    1,158,933        57,711       1,526,365        5,224
   - Net realized gain (loss) on investments           (7,543)       7,644        (1,282)     78,391,845    1,608,352
   - Net change in unrealized appreciation
     or depreciation on investments                     4,700     (956,814)      (55,041)   (116,013,078)  (3,129,740)
                                                 ------------  -----------    ----------   -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        296      209,763         1,388     (36,094,868)  (1,516,164)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 1,069    1,685,971     1,344,273      17,718,670    4,592,924
   - Contract withdrawals & transfers to
     annuity reserves                                    (384)  (2,746,724)     (175,527)    (32,896,008)    (908,199)
   - Contract transfers                               (14,259)   5,391,541        15,267     (96,752,876)  (1,300,086)
                                                 ------------  -----------    ----------   -------------  -----------
                                                      (13,574)   4,330,788     1,184,013    (111,930,214)   2,384,639
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --       13,759            --         (61,031)          --
   - Annuity Payments                                 (18,680)      (6,691)           --        (170,646)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --          114            --           3,777           --
                                                 ------------  -----------    ----------   -------------  -----------
                                                      (18,680)       7,182            --        (227,900)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (32,254)   4,337,970     1,184,013    (112,158,114)   2,384,639
                                                 ------------  -----------    ----------   -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (31,958)   4,547,733     1,185,401    (148,252,982)     868,475
                                                 ------------  -----------    ----------   -------------  -----------
NET ASSETS AT DECEMBER 31, 2007                  $         --  $20,571,351    $1,965,562   $ 175,018,010  $ 8,425,273
                                                 ============  ===========    ==========   =============  ===========

                                                    DELAWARE                                    DELAWARE
                                                   VIPT SMALL                   DELAWARE       VIPT U.S.
                                                   CAP VALUE      DELAWARE      VIPT TREND      GROWTH
                                                 SERVICE CLASS   VIPT TREND   SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $291,658,893   $325,643,375    $1,369,229       $    --
Changes From Operations:
   - Net investment income (loss)                  (3,169,628)    (3,212,064)      (20,819)          (29)
   - Net realized gain (loss) on investments       26,627,063      7,858,871         4,102             1
   - Net change in unrealized appreciation or
     depreciation on investments                   19,180,404     13,578,260       133,360           557
                                                 ------------   ------------    ----------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 42,637,839     18,225,067       116,643           529
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            32,646,436     21,011,539     1,468,724        13,266
   - Contract withdrawals & transfers to
     annuity reserves                             (35,179,856)   (38,411,279)     (115,309)           --
   - Contract transfers                             5,834,153    (28,453,941)      (62,457)           --
                                                 ------------   ------------    ----------       -------
                                                    3,300,733    (45,853,681)    1,290,958        13,266
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              299,089         94,137            --            --
   - Annuity Payments                                (200,510)      (120,824)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               8,774           (610)           --            --
                                                 ------------   ------------    ----------       -------
                                                      107,353        (27,297)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,408,086    (45,880,978)    1,290,958        13,266
                                                 ------------   ------------    ----------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            46,045,925    (27,655,911)    1,407,601        13,795
                                                 ------------   ------------    ----------       -------
NET ASSETS AT DECEMBER 31, 2006                   337,704,818    297,987,464     2,776,830        13,795
Changes From Operations:
   - Net investment income (loss)                  (2,360,304)    (2,920,510)      (35,544)         (789)
   - Net realized gain (loss) on investments       40,326,159     14,424,492        38,708        (1,082)
   - Net change in unrealized appreciation
     or depreciation on investments               (59,985,160)    15,546,920       266,285         2,351
                                                 ------------   ------------    ----------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (22,019,305)    27,050,902       269,449           480
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            31,451,894     16,080,735     1,451,952        10,256
   - Contract withdrawals & transfers to
     annuity reserves                             (38,010,048)   (38,638,898)     (301,050)         (942)
   - Contract transfers                           (48,659,433)   (26,609,769)      (52,117)        9,514
                                                 ------------   ------------    ----------       -------
                                                  (55,217,587)   (49,167,932)    1,098,785        18,828
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               70,048        (23,974)           --            --
   - Annuity Payments                                (197,135)      (125,854)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               5,872         11,380            --            --
                                                 ------------   ------------    ----------       -------
                                                     (121,215)      (138,448)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (55,338,802)   (49,306,380)    1,098,785        18,828
                                                 ------------   ------------    ----------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (77,358,107)   (22,255,478)    1,368,234        19,308
                                                 ------------   ------------    ----------       -------
NET ASSETS AT DECEMBER 31, 2007                  $260,346,711   $275,731,986    $4,145,064       $33,103
                                                 ============   ============    ==========       =======

                                                                                               DWS VIP
                                                                 DELAWARE       DWS VIP       EQUITY 500
                                                 DELAWARE       VIPT VALUE    EQUITY 500        INDEX
                                                VIPT VALUE    SERVICE CLASS      INDEX      SERVICE CLASS
                                                SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $160,834,889    $1,200,406    $144,506,633    $1,007,825
Changes From Operations:
   - Net investment income (loss)                   873,427          (764)       (449,731)       (3,666)
   - Net realized gain (loss) on investments      5,038,482        39,708       2,101,787         4,739
   - Net change in unrealized appreciation or
     depreciation on investments                 31,601,073       501,827      33,345,836       245,511
                                               ------------    ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     37,512,982       540,771      34,997,892       246,584
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          14,962,800     2,378,961      17,297,123     1,490,550
   - Contract withdrawals & transfers to
     annuity reserves                           (21,186,701)     (177,786)    (22,894,477)     (137,195)
   - Contract transfers                          26,228,953       184,900     103,486,212       (84,843)
                                               ------------    ----------    ------------    ----------
                                                 20,005,052     2,386,075      97,888,858     1,268,512
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            229,396            --         478,247            --
   - Annuity Payments                              (257,672)           --        (301,671)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             9,169            --          (8,010)           --
                                               ------------    ----------    ------------    ----------
                                                    (19,107)           --         168,566            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              19,985,945     2,386,075      98,057,424     1,268,512
                                               ------------    ----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          57,498,927     2,926,846     133,055,316     1,515,096
                                               ------------    ----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2006                 218,333,816     4,127,252     277,561,949     2,522,921
Changes From Operations:
   - Net investment income (loss)                 1,291,646         7,487       1,377,214         4,744
   - Net realized gain (loss) on investments     11,466,550       140,408       6,520,621        26,247
   - Net change in unrealized appreciation or
     depreciation on investments                (20,232,239)     (518,289)      3,940,931        73,860
                                               ------------    ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (7,474,043)     (370,394)     11,838,766       104,851
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          16,832,930     3,911,957      17,721,978     2,117,298
   - Contract withdrawals & transfers to
     annuity reserves                           (27,107,916)     (710,221)    (32,332,639)     (333,158)
   - Contract transfers                          (3,699,184)      136,029     (15,875,606)     (138,424)
                                               ------------    ----------    ------------    ----------
                                                (13,974,170)    3,337,765     (30,486,267)    1,645,716
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            354,421            --         183,461            --
   - Annuity Payments                              (251,107)           --        (356,628)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             9,256            --         (22,274)           --
                                               ------------    ----------    ------------    ----------
                                                    112,570            --        (195,441)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (13,861,600)    3,337,765     (30,681,708)    1,645,716
                                               ------------    ----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (21,335,643)    2,967,371     (18,842,942)    1,750,567
                                               ------------    ----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2007                $196,998,173    $7,094,623    $258,719,007    $4,273,488
                                               ============    ==========    ============    ==========

See accompanying notes.

                                                                 DWS VIP                    FIDELITY VIP
                                                  DWS VIP       SMALL CAP     FIDELITY VIP   CONTRAFUND    FIDELITY VIP
                                                 SMALL CAP        INDEX        CONTRAFUND      SERVICE        GROWTH
                                                   INDEX      SERVICE CLASS  SERVICE CLASS     CLASS 2    SERVICE CLASS
                                                SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 59,431,037    $  673,088    $212,550,906   $ 3,824,627   $ 79,207,931
Changes From Operations:
   - Net investment income (loss)                  (219,507)       (8,173)        262,002         9,216       (528,300)
   - Net realized gain (loss) on investments      5,603,181        48,467      22,779,952       797,639     (5,038,156)
   - Net change in unrealized appreciation or
     depreciation on investments                  3,784,507       122,324         543,131       (83,179)     9,588,125
                                               ------------    ----------    ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      9,168,181       162,618      23,585,085       723,676      4,021,669
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           5,878,464       949,239      23,272,113     6,364,125      5,520,321
   - Contract withdrawals & transfers to
     annuity reserves                            (7,269,912)      (89,716)    (26,382,564)     (433,446)    (9,504,271)
   - Contract transfers                           5,122,884        56,891      23,042,254        86,911     (9,120,830)
                                               ------------    ----------    ------------   -----------   ------------
                                                  3,731,436       916,414      19,931,803     6,017,590    (13,104,780)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             13,759            --         744,112            --        (48,717)
   - Annuity Payments                               (43,950)           --        (326,417)           --        (38,405)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             3,376            --           1,449            --          1,518
                                               ------------    ----------    ------------   -----------   ------------
                                                    (26,815)           --         419,144            --        (85,604)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               3,704,621       916,414      20,350,947     6,017,590    (13,190,384)
                                               ------------    ----------    ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          12,872,802     1,079,032      43,936,032     6,741,266     (9,168,715)
                                               ------------    ----------    ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2006                  72,303,839     1,752,120     256,486,938    10,565,893     70,039,216
Changes From Operations:
   - Net investment income (loss)                   (79,743)       (9,865)       (365,711)      (15,292)      (340,584)
   - Net realized gain (loss) on investments      7,168,201       139,241      76,172,824     4,774,764     (1,675,626)
   - Net change in unrealized appreciation or
     depreciation on investments                 (8,606,364)     (227,622)    (34,371,097)   (2,509,425)    19,314,766
                                               ------------    ----------    ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (1,517,906)      (98,246)     41,436,016     2,250,047     17,298,556
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           4,915,961     1,227,084      22,322,721     8,437,794      5,341,001
   - Contract withdrawals & transfers to
     annuity reserves                            (8,589,925)     (257,031)    (32,985,330)   (1,239,728)   (10,543,336)
   - Contract transfers                          (7,784,393)      (49,090)     17,816,304       (87,631)    29,540,480
                                               ------------    ----------    ------------   -----------   ------------
                                                (11,458,357)      920,963       7,153,695     7,110,435     24,338,145
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             63,219            --         157,395            --         61,245
   - Annuity Payments                               (48,282)           --        (387,857)           --        (43,434)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             2,716            --           2,660            --         (1,776)
                                               ------------    ----------    ------------   -----------   ------------
                                                     17,653            --        (227,802)           --         16,035
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (11,440,704)      920,963       6,925,893     7,110,435     24,354,180
                                               ------------    ----------    ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (12,958,610)      822,717      48,361,909     9,360,482     41,652,736
                                               ------------    ----------    ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                $ 59,345,229    $2,574,837    $304,848,847   $19,926,375   $111,691,952
                                               ============    ==========    ============   ===========   ============

                                                                             FTVIPT       FTVIPT
                                               FIDELITY VIP  FIDELITY VIP   FRANKLIN      MUTUAL
                                                  GROWTH        MID CAP      INCOME       SHARES
                                                  SERVICE       SERVICE    SECURITIES   SECURITIES
                                                  CLASS 2       CLASS 2      CLASS 2      CLASS 2
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $  402,529    $  348,432   $       --   $       --
Changes From Operations:
   - Net investment income (loss)                   (5,715)       (8,251)      (1,606)        (495)
   - Net realized gain (loss) on investments         1,096        63,756        7,433           46
   - Net change in unrealized appreciation or
     depreciation on investments                    46,471        14,748       19,601       10,884
                                                ----------    ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        41,852        70,253       25,428       10,435
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            546,742       759,380      173,057      188,243
   - Contract withdrawals & transfers to
     annuity reserves                              (45,399)      (68,841)      (6,909)        (482)
   - Contract transfers                            (19,805)     (148,247)     212,579        6,073
                                                ----------    ----------   ----------   ----------
                                                   481,538       542,292      378,727      193,834
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --           --           --
   - Annuity Payments                                   --            --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --           --           --
                                                ----------    ----------   ----------   ----------
                                                        --            --           --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                481,538       542,292      378,727      193,834
                                                ----------    ----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            523,390       612,545      404,155      204,269
                                                ----------    ----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2006                    925,919       960,977      404,155      204,269
Changes From Operations:
   - Net investment income (loss)                   (9,846)       (7,708)      14,318          350
   - Net realized gain (loss) on investments        28,809       105,551       13,459       13,962
   - Net change in unrealized appreciation or
     depreciation on investments                   277,482        47,574      (37,339)     (34,703)
                                                ----------    ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       296,445       145,417       (9,562)     (20,391)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            828,596       659,727      944,814      779,985
   - Contract withdrawals & transfers to
     annuity reserves                             (218,846)     (102,790)     (42,609)     (43,794)
   - Contract transfers                            322,285        21,294      492,004      287,487
                                                ----------    ----------   ----------   ----------
                                                   932,035       578,231    1,394,209    1,023,678
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --           --           --
   - Annuity Payments                                   --            --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --           --           --
                                                ----------    ----------   ----------   ----------
                                                        --            --           --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                932,035       578,231    1,394,209    1,023,678
                                                ----------    ----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,228,480       723,648    1,384,647    1,003,287
                                                ----------    ----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2007                 $2,154,399    $1,684,625   $1,788,802   $1,207,556
                                                ==========    ==========   ==========   ==========

                                                 FTVIPT
                                                TEMPLETON
                                                 GLOBAL      JANUS ASPEN     LINCOLN VIPT   LINCOLN VIPT
                                                 INCOME         SERIES          BARON         CAPITAL
                                               SECURITIES     WORLDWIDE         GROWTH         GROWTH
                                                 CLASS 2        GROWTH      OPPORTUNITIES  SERVICE CLASS
                                               SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $   81,744   $ 133,788,327   $175,459,157      $    --
Changes From Operations:
   - Net investment income (loss)                   1,486        (569,829)    (1,798,203)          --
   - Net realized gain (loss) on investments          650     (75,938,367)     7,759,890           --
   - Net change in unrealized appreciation or
     depreciation on investments                   12,768      75,337,727     17,362,928           --
                                               ----------   -------------   ------------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       14,904      (1,170,469)    23,324,615           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           105,733       4,046,943     19,105,947           --
   - Contract withdrawals & transfers to
     annuity reserves                              (7,421)     (7,805,130)   (21,138,875)          --
   - Contract transfers                            61,620    (127,915,230)   (12,754,007)          --
                                               ----------   -------------   ------------      -------
                                                  159,932    (131,673,417)   (14,786,935)          --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --        (258,266)        47,428           --
   - Annuity Payments                                  --         (16,352)       (58,935)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --             532         (1,723)          --
                                               ----------   -------------   ------------      -------
                                                       --        (274,086)       (13,230)          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               159,932    (131,947,503)   (14,800,165)          --
                                               ----------   -------------   ------------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           174,836    (133,117,972)     8,524,450           --
                                               ----------   -------------   ------------      -------
NET ASSETS AT DECEMBER 31, 2006                   256,580         670,355    183,983,607           --
Changes From Operations:
   - Net investment income (loss)                  10,702            (371)    (1,896,329)         (69)
   - Net realized gain (loss) on investments        5,329          16,826     27,082,088            4
   - Net change in unrealized appreciation or
     depreciation on investments                   47,304          41,101    (20,476,308)       1,534
                                               ----------   -------------   ------------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       63,335          57,556      4,709,451        1,469
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           738,978          10,887     18,679,405       22,938
   - Contract withdrawals & transfers to
     annuity reserves                             (53,716)        (25,982)   (22,153,557)          --
   - Contract transfers                           346,252          21,007     (9,320,372)          --
                                               ----------   -------------   ------------      -------
                                                1,031,514           5,912    (12,794,524)      22,938
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --              --            107           --
   - Annuity Payments                                  --          (3,853)       (55,738)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --             536            957           --
                                               ----------   -------------   ------------      -------
                                                       --          (3,317)       (54,674)          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             1,031,514           2,595    (12,849,198)      22,938
                                               ----------   -------------   ------------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         1,094,849          60,151     (8,139,747)      24,407
                                               ----------   -------------   ------------      -------
NET ASSETS AT DECEMBER 31, 2007                $1,351,429   $     730,506   $175,843,860      $24,407
                                               ==========   =============   ============      =======

See accompanying notes.

                                                                LINCOLN VIPT
                                                LINCOLN VIPT   COHEN & STEERS                                LINCOLN VIPT
                                               COHEN & STEERS      GLOBAL                    LINCOLN VIPT      DELAWARE
                                                   GLOBAL        REAL ESTATE   LINCOLN VIPT    DELAWARE          BOND
                                                 REAL ESTATE    SERVICE CLASS      CORE          BOND       SERVICE CLASS
                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $       --       $     --       $    --     $374,673,326    $ 2,961,343
Changes From Operations:
   - Net investment income (loss)                        --             --            28       12,023,855        199,647
   - Net realized gain (loss) on investments             --             --           203          615,454            786
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --           682          (25,109)         1,938
                                                 ----------       --------       -------     ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             --             --           913       12,614,200        202,371
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --         5,142       30,034,111      3,952,259
   - Contract withdrawals & transfers to
     annuity reserves                                    --             --        (1,848)     (46,269,781)      (453,250)
   - Contract transfers                                  --             --         3,500      (11,323,202)      (143,783)
                                                 ----------       --------       -------     ------------    -----------
                                                         --             --         6,794      (27,558,872)     3,355,226
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --             --            --          675,667             --
   - Annuity Payments                                    --             --            --         (663,019)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --            --          (82,190)            --
                                                 ----------       --------       -------     ------------    -----------
                                                         --             --            --          (69,542)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                      --             --         6,794      (27,628,414)     3,355,226
                                                 ----------       --------       -------     ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --         7,707      (15,014,214)     3,557,597
                                                 ----------       --------       -------     ------------    -----------
NET ASSETS AT DECEMBER 31, 2006                          --             --         7,707      359,659,112      6,518,940
Changes From Operations:
   - Net investment income (loss)                     4,245           (183)          (21)      14,286,731        375,566
   - Net realized gain (loss) on investments          3,835         (7,659)          765          709,248         (4,054)
   - Net change in unrealized appreciation or
     depreciation on investments                   (328,455)       (55,694)         (682)         564,661         (8,098)
                                                 ----------       --------       -------     ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (320,375)       (63,536)           62       15,560,640        363,414
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             160,606        451,936            --       29,700,861      4,334,657
   - Contract withdrawals & transfers to
     annuity reserves                               (32,391)       (13,508)       (7,769)     (46,005,574)      (846,843)
   - Contract transfers                           3,337,720        264,098            --       11,260,458         36,445
                                                 ----------       --------       -------     ------------    -----------
                                                  3,465,935        702,526        (7,769)      (5,044,255)     3,524,259
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             30,740             --            --          399,547             --
   - Annuity Payments                                (1,045)            --            --         (689,338)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (7)            --            --           95,679             --
                                                 ----------       --------       -------     ------------    -----------
                                                     29,688             --            --         (194,112)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               3,495,623        702,526        (7,769)      (5,238,367)     3,524,259
                                                 ----------       --------       -------     ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           3,175,248        638,990        (7,707)      10,322,273      3,887,673
                                                 ----------       --------       -------     ------------    -----------
NET ASSETS AT DECEMBER 31, 2007                  $3,175,248       $638,990       $    --     $369,981,385    $10,406,613
                                                 ==========       ========       =======     ============    ===========

                                                                  LINCOLN VIPT
                                                 LINCOLN VIPT       DELAWARE                    LINCOLN VIPT
                                                   DELAWARE        GROWTH AND   LINCOLN VIPT      DELAWARE
                                                  GROWTH AND         INCOME       DELAWARE        MANAGED
                                                    INCOME       SERVICE CLASS     MANAGED     SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $2,002,906,771    $1,027,316    $528,459,046    $1,016,259
Changes From Operations:
   - Net investment income (loss)                    3,703,122         4,015       6,876,961        24,092
   - Net realized gain (loss) on investments        24,748,567         2,029       6,730,728         2,758
   - Net change in unrealized appreciation or
     depreciation on investments                   174,023,294       164,863      32,183,725       115,797
                                                --------------    ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       202,474,983       170,907      45,791,414       142,647
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             64,310,338     1,021,883      18,347,159     1,066,583
   - Contract withdrawals & transfers to
     annuity reserves                             (238,709,996)     (118,518)    (65,017,165)      (92,934)
   - Contract transfers                           (111,237,918)      (79,767)    (21,219,158)      (73,451)
                                                --------------    ----------    ------------    ----------
                                                  (285,637,576)      823,598     (67,889,164)      900,198
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               330,194            --         192,997            --
   - Annuity Payments                               (3,960,117)           --        (423,993)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               96,353            --         (40,655)           --
                                                --------------    ----------    ------------    ----------
                                                    (3,533,570)           --        (271,651)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (289,171,146)      823,598     (68,160,815)      900,198
                                                --------------    ----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (86,696,163)      994,505     (22,369,401)    1,042,845
                                                --------------    ----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2006                  1,916,210,608     2,021,821     506,089,645     2,059,104
Changes From Operations:
   - Net investment income (loss)                    2,262,522         1,716       6,409,983        36,521
   - Net realized gain (loss) on investments        52,488,617        16,803      22,040,719        74,821
   - Net change in unrealized appreciation or
     depreciation on investments                    42,516,707        74,565     (10,281,581)      (49,128)
                                                --------------    ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        97,267,846        93,084      18,169,121        62,214
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             68,799,231     1,106,419      15,492,621     1,171,644
   - Contract withdrawals & transfers to
     annuity reserves                             (238,471,521)     (250,061)    (67,156,010)     (233,715)
   - Contract transfers                            (88,740,539)     (116,249)    (15,928,273)      (78,887)
                                                --------------    ----------    ------------    ----------
                                                  (258,412,829)      740,109     (67,591,662)      859,042
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                69,530            --         (12,800)           --
   - Annuity Payments                               (3,971,475)           --        (418,407)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              153,261            --          15,658            --
                                                --------------    ----------    ------------    ----------
                                                    (3,748,684)           --        (415,549)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (262,161,513)      740,109     (68,007,211)      859,042
                                                --------------    ----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (164,893,667)      833,193     (49,838,090)      921,256
                                                --------------    ----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2007                 $1,751,316,941    $2,855,014    $456,251,555    $2,980,360
                                                ==============    ==========    ============    ==========

                                                               LINCOLN VIPT                   LINCOLN VIPT
                                                LINCOLN VIPT      DELAWARE     LINCOLN VIPT     DELAWARE
                                                  DELAWARE         SOCIAL        DELAWARE        SPECIAL
                                                   SOCIAL        AWARENESS       SPECIAL     OPPORTUNITIES
                                                  AWARENESS    SERVICE CLASS  OPPORTUNITIES  SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $1,011,436,950    $1,407,871   $ 713,874,820   $ 3,276,125
Changes From Operations:
   - Net investment income (loss)                  (1,464,131)       (2,600)      1,791,277        17,775
   - Net realized gain (loss) on investments       15,390,083         6,001      52,535,106       192,698
   - Net change in unrealized appreciation or
     depreciation on investments                   90,631,778       286,086      47,061,264       587,247
                                               --------------    ----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      104,557,730       289,487     101,387,647       797,720
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            42,970,163     2,161,564      33,448,873     4,850,032
   - Contract withdrawals & transfers to
     annuity reserves                            (114,966,875)     (163,082)    (78,457,908)     (406,821)
   - Contract transfers                           (42,967,675)      (25,903)    (19,649,207)     (146,768)
                                               --------------    ----------   -------------   -----------
                                                 (114,964,387)    1,972,579     (64,658,242)    4,296,443
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              (26,981)           --         391,672            --
   - Annuity Payments                                (182,734)           --        (365,078)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              (9,131)           --          (7,300)           --
                                               --------------    ----------   -------------   -----------
                                                     (218,846)           --          19,294            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (115,183,233)    1,972,579     (64,638,948)    4,296,443
                                               --------------    ----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (10,625,503)    2,262,066      36,748,699     5,094,163
                                               --------------    ----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2006                 1,000,811,447     3,669,937     750,623,519     8,370,288
Changes From Operations:
   - Net investment income (loss)                  (1,793,788)      (12,187)       (669,071)      (16,224)
   - Net realized gain (loss) on investments       33,974,459         9,264      92,773,130       831,128
   - Net change in unrealized appreciation or
     depreciation on investments                   (9,392,765)        9,202     (68,847,521)     (752,828)
                                               --------------    ----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       22,787,906         6,279      23,256,538        62,076
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            37,005,827     2,473,113      29,231,517     5,471,561
   - Contract withdrawals & transfers to
     annuity reserves                            (135,316,847)     (260,975)    (94,385,001)   (1,141,668)
   - Contract transfers                           (48,278,111)     (133,271)    (39,597,435)     (319,157)
                                               --------------    ----------   -------------   -----------
                                                 (146,589,131)    2,078,867    (104,750,919)    4,010,736
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              124,254            --         405,163            --
   - Annuity Payments                                (378,989)           --        (412,475)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              21,866            --          (4,487)           --
                                               --------------    ----------   -------------   -----------
                                                     (232,869)           --         (11,799)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (146,822,000)    2,078,867    (104,762,718)    4,010,736
                                               --------------    ----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (124,034,094)    2,085,146     (81,506,180)    4,072,812
                                               --------------    ----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2007                $  876,777,353    $5,755,083   $ 669,117,339   $12,443,100
                                               ==============    ==========   =============   ===========

See accompanying notes.


                                                               LINCOLN VIPT                 LINCOLN VIPT  LINCOLN VIPT
                                                LINCOLN VIPT    FI EQUITY-                     GROWTH         JANUS
                                                 FI EQUITY-       INCOME     LINCOLN VIPT  OPPORTUNITIES     CAPITAL
                                                  INCOME      SERVICE CLASS     GROWTH     SERVICE CLASS  APPRECIATION
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 724,260,514   $1,650,866      $     --      $     --     $509,945,470
Changes From Operations:
   - Net investment income (loss)                  1,859,807        6,854          (473)         (384)      (3,904,478)
   - Net realized gain (loss) on investments      68,162,478      183,278        (1,753)       (4,968)      (9,535,029)
   - Net change in unrealized appreciation or
     depreciation on investments                  (2,026,993)      67,865         4,749            44       51,290,762
                                               -------------   ----------      --------      --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      67,995,292      257,997         2,523        (5,308)      37,851,255
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           41,412,788    1,905,423        69,369        42,853       24,500,376
   - Contract withdrawals & transfers to
     annuity reserves                            (95,693,696)    (150,254)      (39,461)         (477)     (64,459,196)
   - Contract transfers                          (44,055,938)     (65,533)           --       (22,812)     (53,745,841)
                                               -------------   ----------      --------      --------     ------------
                                                 (98,336,846)   1,689,636        29,908        19,564      (93,704,661)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             326,199           --        37,661            --          (28,522)
   - Annuity Payments                               (615,734)          --        (2,533)           --         (187,348)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                            (20,100)          --           244            --          (16,369)
                                               -------------   ----------      --------      --------     ------------
                                                    (309,635)          --        35,372            --         (232,239)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (98,646,481)   1,689,636        65,280        19,564      (93,936,900)
                                               -------------   ----------      --------      --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (30,651,189)   1,947,633        67,803        14,256      (56,085,645)
                                               -------------   ----------      --------      --------     ------------
NET ASSETS AT DECEMBER 31, 2006                  693,609,325    3,598,499        67,803        14,256      453,859,825
Changes From Operations:
   - Net investment income (loss)                    833,623        3,482          (341)          (54)      (3,363,253)
   - Net realized gain (loss) on investments      76,903,651      457,160         9,975           607        3,393,794
   - Net change in unrealized appreciation or
     depreciation on investments                 (54,428,863)    (360,592)       (4,749)          (44)      79,777,715
                                               -------------   ----------      --------      --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      23,308,411      100,050         4,885           509       79,808,256
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           31,114,442    2,125,885        19,384            --       19,324,348
   - Contract withdrawals & transfers to
     annuity reserves                           (104,797,663)    (378,240)         (244)           (4)     (62,821,137)
   - Contract transfers                          (47,548,972)    (317,050)      (53,451)      (14,761)     (24,890,539)
                                               -------------   ----------      --------      --------     ------------
                                                (121,232,193)   1,430,595       (34,311)      (14,765)     (68,387,328)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             (48,819)          --       (37,490)           --           22,768
   - Annuity Payments                               (573,915)          --          (887)           --         (192,656)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                            (32,756)          --            --            --           (4,855)
                                               -------------   ----------      --------      --------     ------------
                                                    (655,490)          --       (38,377)           --         (174,743)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (121,887,683)   1,430,595       (72,688)      (14,765)     (68,562,071)
                                               -------------   ----------      --------      --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (98,579,272)   1,530,645       (67,803)      (14,256)      11,246,185
                                               -------------   ----------      --------      --------     ------------
NET ASSETS AT DECEMBER 31, 2007                $ 595,030,053   $5,129,144      $     --      $     --     $465,106,010
                                               =============   ==========      ========      ========     ============

                                                LINCOLN VIPT  LINCOLN VIPT
                                                   JANUS        MARSICO                     LINCOLN VIPT
                                                  CAPITAL     INTERNATIONAL   LINCOLN VIPT    MID-CAP
                                               APPRECIATION      GROWTH       MFS VALUE       GROWTH
                                               SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $ 160,781      $     --        $    --       $     --
Changes From Operations:
   - Net investment income (loss)                   (2,400)           --             --             --
   - Net realized gain (loss) on investments         1,981            --             --             --
   - Net change in unrealized appreciation or
     depreciation on investments                    24,215            --             --             --
                                                 ---------      --------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        23,796            --             --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            223,105            --             --             --
   - Contract withdrawals & transfers to
     annuity reserves                              (20,037)           --             --             --
   - Contract transfers                            (30,580)           --             --             --
                                                 ---------      --------        -------       --------
                                                   172,488            --             --             --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --             --             --
   - Annuity Payments                                   --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --             --             --
                                                 ---------      --------        -------       --------
                                                        --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                172,488            --             --             --
                                                 ---------      --------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            196,284            --             --             --
                                                 ---------      --------        -------       --------
NET ASSETS AT DECEMBER 31, 2006                    357,065            --             --             --
Changes From Operations:
   - Net investment income (loss)                   (4,548)          292            287         (1,644)
   - Net realized gain (loss) on investments        10,124             6             42             54
   - Net change in unrealized appreciation or
     depreciation on investments                    80,197        (1,469)        (1,800)        15,061
                                                 ---------      --------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        85,773        (1,171)        (1,471)        13,471
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            289,229       119,483         43,323        314,044
   - Contract withdrawals & transfers to
     annuity reserves                              (54,029)         (709)          (237)        (1,648)
   - Contract transfers                            (10,118)       73,484         39,959         89,511
                                                 ---------      --------        -------       --------
                                                   225,082       192,258         83,045        401,907
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --             --             --
   - Annuity Payments                                   --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --             --             --
                                                 ---------      --------        -------       --------
                                                        --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                225,082       192,258         83,045        401,907
                                                 ---------      --------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            310,855       191,087         81,574        415,378
                                                 ---------      --------        -------       --------
NET ASSETS AT DECEMBER 31, 2007                  $ 667,920      $191,087        $81,574       $415,378
                                                 =========      ========        =======       ========

                                                                              LINCOLN VIPT
                                               LINCOLN VIPT    LINCOLN VIPT     MONDRIAN
                                                  MID-CAP        MONDRIAN    INTERNATIONAL
                                                   VALUE      INTERNATIONAL      VALUE      LINCOLN VIPT
                                               SERVICE CLASS      VALUE      SERVICE CLASS  MONEY MARKET
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                        $     --     $421,644,263   $ 1,766,446   $ 80,178,721
Changes From Operations:
   - Net investment income (loss)                       --        9,946,626        76,724      3,097,441
   - Net realized gain (loss) on investments            --        7,346,541         6,920             --
   - Net change in unrealized appreciation or
     depreciation on investments                        --      105,243,883       774,608             --
                                                  --------     ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            --      122,537,050       858,252      3,097,441
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --       23,488,258     2,633,817      7,634,582
   - Contract withdrawals & transfers to
     annuity reserves                                   --      (53,054,758)     (193,493)   (30,163,570)
   - Contract transfers                                 --       56,492,358       347,684     29,147,370
                                                  --------     ------------   -----------   ------------
                                                        --       26,925,858     2,788,008      6,618,382
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --          262,801            --        258,036
   - Annuity Payments                                   --         (176,646)           --       (109,331)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --             (541)           --          2,348
                                                  --------     ------------   -----------   ------------
                                                        --           85,614            --        151,053
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                     --       27,011,472     2,788,008      6,769,435
                                                  --------     ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --      149,548,522     3,646,260      9,866,876
                                                  --------     ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2006                         --      571,192,785     5,412,706     90,045,597
Changes From Operations:
   - Net investment income (loss)                     (300)       5,538,539        93,049      3,958,108
   - Net realized gain (loss) on investments          (942)      45,821,545       290,842             --
   - Net change in unrealized appreciation or
     depreciation on investments                   (13,801)       6,477,781       298,789             --
                                                  --------     ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (15,043)      57,837,865       682,680      3,958,108
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             80,241       28,932,431     4,920,049      8,793,988
   - Contract withdrawals & transfers to
     annuity reserves                                 (296)     (77,863,509)     (721,510)   (40,376,234)
   - Contract transfers                             85,553       (1,667,066)       95,781     55,808,443
                                                  --------     ------------   -----------   ------------
                                                   165,498      (50,598,144)    4,294,320     24,226,197
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --          171,911            --         15,776
   - Annuity Payments                                   --         (202,073)           --       (104,559)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --          (26,315)           --          1,388
                                                  --------     ------------   -----------   ------------
                                                        --          (56,477)           --        (87,395)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                165,498      (50,654,621)    4,294,320     24,138,802
                                                  --------     ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            150,455        7,183,244     4,977,000     28,096,910
                                                  --------     ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                   $150,455     $578,376,029   $10,389,706   $118,142,507
                                                  ========     ============   ===========   ============

See accompanying notes.



                                                                            LINCOLN VIPT                 LINCOLN VIPT
                                               LINCOLN VIPT   LINCOLN VIPT     S&P 500     LINCOLN VIPT    SMALL-CAP
                                               MONEY MARKET      S&P 500        INDEX        SMALL-CAP       INDEX
                                               SERVICE CLASS      INDEX     SERVICE CLASS      INDEX     SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $  351,628    $       --      $    --      $       --      $     --
Changes From Operations:
   - Net investment income (loss)                    24,520            --           --              --            --
   - Net realized gain (loss) on investments             --            --           --              --            --
   - Net change in unrealized appreciation or
     depreciation on investments                         --            --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         24,520            --           --              --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             943,030            --           --              --            --
   - Contract withdrawals & transfers to
     annuity reserves                              (125,137)           --           --              --            --
   - Contract transfers                            (103,300)           --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
                                                    714,593            --           --              --            --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --            --           --              --            --
   - Annuity Payments                                    --            --           --              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
                                                         --            --           --              --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 714,593            --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             739,113            --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
NET ASSETS AT DECEMBER 31, 2006                   1,090,741            --           --              --            --
Changes From Operations:
   - Net investment income (loss)                    56,613        15,281          122           5,405           109
   - Net realized gain (loss) on investments             --        (7,365)        (336)        (19,813)       (1,444)
   - Net change in unrealized appreciation or
     depreciation on investments                         --       (54,110)        (872)       (169,158)       (5,438)
                                                 ----------    ----------      -------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         56,613       (46,194)      (1,086)       (183,566)       (6,773)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           1,436,991       334,873       22,899          53,028       125,510
   - Contract withdrawals & transfers to
     annuity reserves                              (304,837)      (81,243)        (213)        (79,091)         (818)
   - Contract transfers                             255,849     2,695,421       20,019       2,939,332        92,452
                                                 ----------    ----------      -------      ----------      --------
                                                  1,388,003     2,949,051       42,705       2,913,269       217,144
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --        56,268           --          20,729            --
   - Annuity Payments                                    --        (1,231)          --            (531)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --          (428)          --              (1)           --
                                                 ----------    ----------      -------      ----------      --------
                                                         --        54,609           --          20,197            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,388,003     3,003,660       42,705       2,933,466       217,144
                                                 ----------    ----------      -------      ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,444,616     2,957,466       41,619       2,749,900       210,371
                                                 ----------    ----------      -------      ----------      --------
NET ASSETS AT DECEMBER 31, 2007                  $2,535,357    $2,957,466      $41,619      $2,749,900      $210,371
                                                 ==========    ==========      =======      ==========      ========

                                                                             LINCOLN VIPT
                                                              LINCOLN VIPT   T. ROWE PRICE
                                               LINCOLN VIPT   T. ROWE PRICE   STRUCTURED    LINCOLN VIPT
                                               T. ROWE PRICE   STRUCTURED       MID-CAP       TEMPLETON
                                               GROWTH STOCK      MID-CAP        GROWTH         GROWTH
                                               SERVICE CLASS     GROWTH      SERVICE CLASS  SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                        $    --     $210,224,297     $  347,283     $     --
Changes From Operations:
   - Net investment income (loss)                      --       (2,039,600)        (6,384)          --
   - Net realized gain (loss) on investments           --       (7,808,002)         1,730           --
   - Net change in unrealized appreciation or
     depreciation on investments                       --       25,579,542         59,702           --
                                                  -------     ------------     ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           --       15,731,940         55,048           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                --       11,555,057        631,694           --
   - Contract withdrawals & transfers to
     annuity reserves                                  --      (25,195,123)       (40,231)          --
   - Contract transfers                                --      (15,590,141)       (16,324)          --
                                                  -------     ------------     ----------     --------
                                                       --      (29,230,207)       575,139           --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --          (54,051)            --           --
   - Annuity Payments                                  --          (49,234)            --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --            2,076             --           --
                                                  -------     ------------     ----------     --------
                                                       --         (101,209)            --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --      (29,331,416)       575,139           --
                                                  -------     ------------     ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --      (13,599,476)       630,187           --
                                                  -------     ------------     ----------     --------
NET ASSETS AT DECEMBER 31, 2006                        --      196,624,821        977,470           --
Changes From Operations:
   - Net investment income (loss)                     (41)      (1,997,219)       (14,053)       2,056
   - Net realized gain (loss) on investments            1       (2,446,588)        19,580         (488)
   - Net change in unrealized appreciation or
     depreciation on investments                      (31)      27,799,607        131,771       (6,535)
                                                  -------     ------------     ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          (71)      23,355,800        137,298       (4,967)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            12,141        9,740,424        869,877      153,762
   - Contract withdrawals & transfers to
     annuity reserves                                 (27)     (25,777,465)      (150,847)        (700)
   - Contract transfers                                --       (8,746,927)      (101,085)      24,667
                                                  -------     ------------     ----------     --------
                                                   12,114      (24,783,968)       617,945      177,729
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --               --             --           --
   - Annuity Payments                                  --          (50,586)            --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --           (4,327)            --           --
                                                  -------     ------------     ----------     --------
                                                       --          (54,913)            --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                12,114      (24,838,881)       617,945      177,729
                                                  -------     ------------     ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            12,043       (1,483,081)       755,243      172,762
                                                  -------     ------------     ----------     --------
NET ASSETS AT DECEMBER 31, 2007                   $12,043     $195,141,740     $1,732,713     $172,762
                                                  =======     ============     ==========     ========

                                                              LINCOLN VIPT
                                                LINCOLN VIPT   UBS GLOBAL    LINCOLN VIPT
                                                 UBS GLOBAL       ASSET          VALUE      LINCOLN VIPT
                                                    ASSET      ALLOCATION    OPPORTUNITIES  WILSHIRE 2010
                                                 ALLOCATION   SERVICE CLASS  SERVICE CLASS     PROFILE
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $237,516,072    $  451,669      $     --     $       --
Changes From Operations:
   - Net investment income (loss)                    671,271         2,440            --             --
   - Net realized gain (loss) on investments      15,151,982        30,221            --             --
   - Net change in unrealized appreciation or
     depreciation on investments                  13,884,927        54,526            --             --
                                                ------------    ----------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      29,708,180        87,187            --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            9,264,534       467,773            --             --
   - Contract withdrawals & transfers to
     annuity reserves                            (28,280,687)      (45,929)           --             --
   - Contract transfers                           (6,006,055)       14,067            --             --
                                                ------------    ----------      --------     ----------
                                                 (25,022,208)      435,911            --             --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              49,473            --            --             --
   - Annuity Payments                               (171,636)           --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              1,667            --            --             --
                                                ------------    ----------      --------     ----------
                                                    (120,496)           --            --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (25,142,704)      435,911            --             --
                                                ------------    ----------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,565,476       523,098            --             --
                                                ------------    ----------      --------     ----------
NET ASSETS AT DECEMBER 31, 2006                  242,081,548       974,767            --             --
Changes From Operations:
   - Net investment income (loss)                  1,554,196         7,371           286            839
   - Net realized gain (loss) on investments      16,259,178        71,049          (766)         2,596
   - Net change in unrealized appreciation or
     depreciation on investments                  (5,387,538)      (20,465)       (7,484)        14,202
                                                ------------    ----------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      12,425,836        57,955        (7,964)        17,637
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            9,748,347       698,904       116,085         15,881
   - Contract withdrawals & transfers to
     annuity reserves                            (32,237,195)     (144,253)          (38)       (53,225)
   - Contract transfers                           (2,781,671)      (35,815)          732      1,230,416
                                                ------------    ----------      --------     ----------
                                                 (25,270,519)      518,836       116,779      1,193,072
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              28,267            --            --             --
   - Annuity Payments                               (167,514)           --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                            (47,244)           --            --             --
                                                ------------    ----------      --------     ----------
                                                    (186,491)           --            --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (25,457,010)      518,836       116,779      1,193,072
                                                ------------    ----------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (13,031,174)      576,791       108,815      1,210,709
                                                ------------    ----------      --------     ----------
NET ASSETS AT DECEMBER 31, 2007                 $229,050,374    $1,551,558      $108,815     $1,210,709
                                                ============    ==========      ========     ==========

See accompanying notes.


                                                LINCOLN VIPT                  LINCOLN VIPT                  LINCOLN VIPT
                                                WILSHIRE 2010  LINCOLN VIPT   WILSHIRE 2020  LINCOLN VIPT   WILSHIRE 2030
                                                   PROFILE     WILSHIRE 2020     PROFILE     WILSHIRE 2030     PROFILE
                                                SERVICE CLASS     PROFILE     SERVICE CLASS     PROFILE     SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                         $   --      $       --        $     --       $     --       $    --
Changes From Operations:
   - Net investment income (loss)                      --              --              --             --            --
   - Net realized gain (loss) on investments           --              --              --             --            --
   - Net change in unrealized appreciation or
     depreciation on investments                       --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           --              --              --             --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                --              --              --             --            --
   - Contract withdrawals & transfers to
     annuity reserves                                  --              --              --             --            --
   - Contract transfers                                --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
                                                       --              --              --             --            --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --              --              --             --            --
   - Annuity Payments                                  --              --              --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
                                                       --              --              --             --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
NET ASSETS AT DECEMBER 31, 2006                        --              --              --             --            --
Changes From Operations:
   - Net investment income (loss)                      (2)           (294)             39            192           (31)
   - Net realized gain (loss) on investments            1           2,634              (8)          (681)          191
   - Net change in unrealized appreciation or
     depreciation on investments                       80          27,149           1,310          5,291           764
                                                   ------      ----------        --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           79          29,489           1,341          4,802           924
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,802          13,388          56,720         23,947        49,500
   - Contract withdrawals & transfers to
     annuity reserves                                 (53)        (35,676)            (26)       (25,930)       (1,876)
   - Contract transfers                             5,646       1,410,814         109,349        600,473        39,226
                                                   ------      ----------        --------       --------       -------
                                                    7,395       1,388,526         166,043        598,490        86,850
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --              --              --             --            --
   - Annuity Payments                                  --              --              --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
                                                       --              --              --             --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 7,395       1,388,526         166,043        598,490        86,850
                                                   ------      ----------        --------       --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             7,474       1,418,015         167,384        603,292        87,774
                                                   ------      ----------        --------       --------       -------
NET ASSETS AT DECEMBER 31, 2007                    $7,474      $1,418,015        $167,384       $603,292       $87,774
                                                   ======      ==========        ========       ========       =======

                                                                                            LINCOLN VIPT
                                                               LINCOLN VIPT   LINCOLN VIPT    WILSHIRE
                                                LINCOLN VIPT   WILSHIRE 2040    WILSHIRE     AGGRESSIVE
                                                WILSHIRE 2040     PROFILE      AGGRESSIVE      PROFILE
                                                   PROFILE     SERVICE CLASS     PROFILE    SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                         $     --       $     --     $ 3,791,790   $  619,413
Changes From Operations:
   - Net investment income (loss)                        --             --           4,792       (4,239)
   - Net realized gain (loss) on investments             --             --          73,479       32,460
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --         946,484      152,722
                                                   --------       --------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             --             --       1,024,755      180,943
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --         921,434    1,586,393
   - Contract withdrawals & transfers to
     annuity reserves                                    --             --      (1,324,561)     (58,755)
   - Contract transfers                                  --             --       5,311,381       33,703
                                                   --------       --------     -----------   ----------
                                                         --             --       4,908,254    1,561,341
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --             --              --           --
   - Annuity Payments                                    --             --              --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --              --           --
                                                   --------       --------     -----------   ----------
                                                         --             --              --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                      --             --       4,908,254    1,561,341
                                                   --------       --------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --       5,933,009    1,742,284
                                                   --------       --------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2006                          --             --       9,724,799    2,361,697
Changes From Operations:
   - Net investment income (loss)                     1,050            111          (5,658)     (10,471)
   - Net realized gain (loss) on investments             75            (27)        514,478      140,407
   - Net change in unrealized appreciation or
     depreciation on investments                        323            493         544,605      182,280
                                                   --------       --------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          1,448            577       1,053,425      312,216
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              12,267        149,949       1,703,336    3,516,847
   - Contract withdrawals & transfers to
     annuity reserves                               (37,064)          (504)     (1,274,488)    (460,634)
   - Contract transfers                             260,083         26,945       3,599,849     (516,515)
                                                   --------       --------     -----------   ----------
                                                    235,286        176,390       4,028,697    2,539,698
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --             --              --           --
   - Annuity Payments                                    --             --              --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --              --           --
                                                   --------       --------     -----------   ----------
                                                         --             --              --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 235,286        176,390       4,028,697    2,539,698
                                                   --------       --------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             236,734        176,967       5,082,122    2,851,914
                                                   --------       --------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2007                    $236,734       $176,967     $14,806,921   $5,213,611
                                                   ========       ========     ===========   ==========

                                                             LINCOLN VIPT                 LINCOLN VIPT
                                               LINCOLN VIPT     WILSHIRE    LINCOLN VIPT     WILSHIRE
                                                 WILSHIRE     CONSERVATIVE    WILSHIRE       MODERATE
                                               CONSERVATIVE     PROFILE       MODERATE       PROFILE
                                                  PROFILE    SERVICE CLASS     PROFILE    SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 1,771,846    $  281,345    $ 6,133,817    $ 1,401,947
Changes From Operations:
   - Net investment income (loss)                   43,623         2,888         40,054        (16,096)
   - Net realized gain (loss) on investments        20,515         8,563         44,940         72,489
   - Net change in unrealized appreciation or
     depreciation on investments                   321,291        55,265      1,478,197        460,825
                                               -----------    ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       385,429        66,716      1,563,191        517,218
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            669,385     1,153,299      1,469,782      6,078,401
   - Contract withdrawals & transfers to
     annuity reserves                             (406,608)     (103,168)      (991,653)      (369,332)
   - Contract transfers                          4,201,666      (165,918)    13,173,127       (232,525)
                                               -----------    ----------    -----------    -----------
                                                 4,464,443       884,213     13,651,256      5,476,544
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            (8,907)           --        277,773         23,856
   - Annuity Payments                                 (408)           --         (8,321)          (545)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --           (238)           145
                                               -----------    ----------    -----------    -----------
                                                    (9,315)           --        269,214         23,456
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              4,455,128       884,213     13,920,470      5,500,000
                                               -----------    ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          4,840,557       950,929     15,483,661      6,017,218
                                               -----------    ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                  6,612,403     1,232,274     21,617,478      7,419,165
Changes From Operations:
   - Net investment income (loss)                  193,767        25,952        165,361         16,094
   - Net realized gain (loss) on investments       234,428        35,429        432,936        145,420
   - Net change in unrealized appreciation or
     depreciation on investments                   362,236        67,505      1,590,919        585,401
                                               -----------    ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       790,431       128,886      2,189,216        746,915
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          1,522,268     2,205,645      3,306,761      7,003,137
   - Contract withdrawals & transfers to
     annuity reserves                           (2,014,338)     (282,066)    (3,335,159)      (872,386)
   - Contract transfers                         12,504,106       492,029     14,976,028      1,339,305
                                               -----------    ----------    -----------    -----------
                                                12,012,036     2,415,608     14,947,630      7,470,056
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --         42,666             --
   - Annuity Payments                                   --            --        (22,264)        (1,707)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --            326             41
                                               -----------    ----------    -----------    -----------
                                                        --            --         20,728         (1,666)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             12,012,036     2,415,608     14,968,358      7,468,390
                                               -----------    ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         12,802,467     2,544,494     17,157,574      8,215,305
                                               -----------    ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                $19,414,870    $3,776,768    $38,775,052    $15,634,470
                                               ===========    ==========    ===========    ===========

See accompanying notes.

                                                              LINCOLN VIPT
                                               LINCOLN VIPT     WILSHIRE
                                                 WILSHIRE      MODERATELY
                                                MODERATELY     AGGRESSIVE
                                                AGGRESSIVE      PROFILE       MFS VIT       MFS VIT       MFS VIT
                                                  PROFILE    SERVICE CLASS  CORE EQUITY  TOTAL RETURN    UTILITIES
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 7,524,519    $   928,880    $ 51,306     $1,489,590   $138,149,222
Changes From Operations:
   - Net investment income (loss)                   52,630         (4,021)       (300)        16,572      1,203,388
   - Net realized gain (loss) on investments        71,330         38,518       1,213         63,161     11,182,642
   - Net change in unrealized appreciation or
     depreciation on investments                 1,816,422        579,941       4,770         80,414     27,259,805
                                               -----------    -----------    --------     ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,940,382        614,438       5,683        160,147     39,645,835
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          2,302,177      5,888,303          --        176,464     10,426,707
   - Contract withdrawals & transfers to
     annuity reserves                           (1,039,724)      (604,726)       (358)      (194,355)   (17,732,123)
   - Contract transfers                         10,912,283        792,538      (5,407)       122,217     19,848,929
                                               -----------    -----------    --------     ----------   ------------
                                                12,174,736      6,076,115      (5,765)       104,326     12,543,513
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --             --          --         93,744        464,244
   - Annuity Payments                                   --             --          --        (16,018)       (69,521)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --             --          --          2,741         (4,341)
                                               -----------    -----------    --------     ----------   ------------
                                                        --             --          --         80,467        390,382
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             12,174,736      6,076,115      (5,765)       184,793     12,933,895
                                               -----------    -----------    --------     ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         14,115,118      6,690,553         (82)       344,940     52,579,730
                                               -----------    -----------    --------     ----------   ------------
NET ASSETS AT DECEMBER 31, 2006                 21,639,637      7,619,433      51,224      1,834,530    190,728,952
Changes From Operations:
   - Net investment income (loss)                  227,710         54,462        (481)        22,154       (408,853)
   - Net realized gain (loss) on investments       704,488        191,830      12,861         76,029     22,176,316
   - Net change in unrealized appreciation or
     depreciation on investments                 1,279,643        552,601      (8,482)       (45,240)    36,829,797
                                               -----------    -----------    --------     ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     2,211,841        798,893       3,898         52,943     58,597,260
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          3,927,358      8,489,972      10,000        696,388     18,756,353
   - Contract withdrawals & transfers to
     annuity reserves                           (2,547,288)      (843,225)    (21,597)      (133,352)   (28,953,042)
   - Contract transfers                          9,886,887        879,124      (8,728)      (155,556)    88,847,712
                                               -----------    -----------    --------     ----------   ------------
                                                11,266,957      8,525,871     (20,325)       407,480     78,651,023
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            24,691             --          --             --        342,128
   - Annuity Payments                               (1,611)            --          --        (20,395)      (134,664)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             (592)            --          --          2,535          1,428
                                               -----------    -----------    --------     ----------   ------------
                                                    22,488             --          --        (17,860)       208,892
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             11,289,445      8,525,871     (20,325)       389,620     78,859,915
                                               -----------    -----------    --------     ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         13,501,286      9,324,764     (16,427)       442,563    137,457,175
                                               -----------    -----------    --------     ----------   ------------
NET ASSETS AT DECEMBER 31, 2007                $35,140,923    $16,944,197    $ 34,797     $2,277,093   $328,186,127
                                               ===========    ===========    ========     ==========   ============

                                                  MFS VIT        NB AMT
                                                 UTILITIES       MID-CAP        NB AMT        NB AMT
                                               SERVICE CLASS     GROWTH        PARTNERS       REGENCY
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $ 1,834,198   $119,240,671   $ 45,912,915   $ 871,991
Changes From Operations:
   - Net investment income (loss)                    15,789     (1,303,861)      (206,456)     (6,673)
   - Net realized gain (loss) on investments        110,150       (669,493)     8,424,387      96,860
   - Net change in unrealized appreciation or
     depreciation on investments                    777,919     17,507,439     (9,090,426)     (8,961)
                                                -----------   ------------   ------------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        903,858     15,534,085       (872,495)     81,226
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           2,601,308     10,383,918      1,325,280     104,167
   - Contract withdrawals & transfers to
     annuity reserves                              (198,871)   (14,863,363)    (2,399,238)    (24,208)
   - Contract transfers                              82,128      1,068,713    (43,840,107)   (174,645)
                                                -----------   ------------   ------------   ---------
                                                  2,484,565     (3,410,732)   (44,914,065)    (94,686)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --         63,597        (91,692)         --
   - Annuity Payments                                    --        (29,022)        (5,070)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            944             --          --
                                                -----------   ------------   ------------   ---------
                                                         --         35,519        (96,762)         --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               2,484,565     (3,375,213)   (45,010,827)    (94,686)
                                                -----------   ------------   ------------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           3,388,423     12,158,872    (45,883,322)    (13,460)
                                                -----------   ------------   ------------   ---------
NET ASSETS AT DECEMBER 31, 2006                   5,222,621    131,399,543         29,593     858,531
Changes From Operations:
   - Net investment income (loss)                   (30,179)    (1,659,517)            26      (7,431)
   - Net realized gain (loss) on investments        611,123      1,569,523          3,213      70,481
   - Net change in unrealized appreciation or
     depreciation on investments                  1,312,179     28,460,082           (629)    (57,681)
                                                -----------   ------------   ------------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,893,123     28,370,088          2,610       5,369
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           5,235,660     11,318,577            415      79,320
   - Contract withdrawals & transfers to
     annuity reserves                              (791,728)   (19,694,849)           (19)    (79,517)
   - Contract transfers                           1,188,822     41,389,803           (985)    (16,494)
                                                -----------   ------------   ------------   ---------
                                                  5,632,754     33,013,531           (589)    (16,691)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --         40,935             --          --
   - Annuity Payments                                    --        (37,197)            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            698             --          --
                                                -----------   ------------   ------------   ---------
                                                         --          4,436             --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               5,632,754     33,017,967           (589)    (16,691)
                                                -----------   ------------   ------------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           7,525,877     61,388,055          2,021     (11,322)
                                                -----------   ------------   ------------   ---------
NET ASSETS AT DECEMBER 31, 2007                 $12,748,498   $192,787,598   $     31,614   $ 847,209
                                                ===========   ============   ============   =========

                                                                                    WFVT
                                                                       WFVT       ADVANTAGE    WFVT
                                                     PUTNAM VT      ADVANTAGE       LARGE     ADVANTAGE
                                                  HEALTH SCIENCES     EQUITY       COMPANY     SMALL CAP
                                                      CLASS IB        INCOME       GROWTH       GROWTH
                                                     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                         $ 16,396,346      $161,967      $62,909     $191,876
Changes From Operations:
   - Net investment income (loss)                       (21,593)          298         (917)      (3,285)
   - Net realized gain (loss) on investments          1,959,758         7,685          791       19,600
   - Net change in unrealized appreciation or
     depreciation on investments                     (2,549,043)       20,475           65       22,322
                                                   ------------      --------      -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (610,878)       28,458          (61)      38,637
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 810,355            --           --       89,342
   - Contract withdrawals & transfers to
     annuity reserves                                  (971,966)         (906)         (75)      (6,876)
   - Contract transfers                             (15,435,066)        6,842       (4,251)     (21,003)
                                                   ------------      --------      -------     --------
                                                    (15,596,677)        5,936       (4,326)      61,463
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                (25,477)           --           --           --
   - Annuity Payments                                      (796)           --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --            --           --           --
                                                   ------------      --------      -------     --------
                                                        (26,273)           --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (15,622,950)        5,936       (4,326)      61,463
                                                   ------------      --------      -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (16,233,828)       34,394       (4,387)     100,100
                                                   ------------      --------      -------     --------
NET ASSETS AT DECEMBER 31, 2006                         162,518       196,361       58,522      291,976
Changes From Operations:
   - Net investment income (loss)                          (349)          154       (1,180)      (4,654)
   - Net realized gain (loss) on investments              3,016        31,698        8,661       72,938
   - Net change in unrealized appreciation or
     depreciation on investments                         (4,681)      (31,964)      (3,014)     (31,619)
                                                   ------------      --------      -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       (2,014)         (112)       4,467       36,665
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      92        49,956       12,566       38,486
   - Contract withdrawals & transfers to
     annuity reserves                                    (2,571)      (10,156)        (185)     (24,802)
   - Contract transfers                                 (12,781)      (80,451)        (510)      84,847
                                                   ------------      --------      -------     --------
                                                        (15,260)      (40,651)      11,871       98,531
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                     --            --           --           --
   - Annuity Payments                                        --            --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --            --           --           --
                                                   ------------      --------      -------     --------
                                                             --            --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS
                                                        (15,260)      (40,651)      11,871       98,531
                                                   ------------      --------      -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (17,274)      (40,763)      16,338      135,196
                                                   ------------      --------      -------     --------
NET ASSETS AT DECEMBER 31, 2007                    $    145,244      $155,598      $74,860     $427,172
                                                   ============      ========      =======     ========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of four products, Multi-Fund, Multi-Fund 5, Multi-Fund Select and eAnnuity. The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company. The merger did not affect the assets and liabilities of Lincoln National Variable Annuity Account C.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of one of one hundred three mutual funds (the Funds) of fourteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Core Equity Fund
     AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc.
     (ABVPSF):
     ABVPSF Global Technology Class B Fund
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class 2 Portfolio
     American Century VP International Portfolio

American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Capital Reserves Service Class Series
     Delaware VIPT Diversified Income Series
     Delaware VIPT Diversified Income Service Class Series
     Delaware VIPT Emerging Markets Service Class Series
     Delaware VIPT High Yield Series
     Delaware VIPT High Yield Service Class Series
     Delaware VIPT REIT Series
     Delaware VIPT REIT Service Class Series
     Delaware VIPT Small Cap Value Service Class Series
     Delaware VIPT Trend Series
     Delaware VIPT Trend Service Class Series
     Delaware VIPT U.S. Growth Service Class Series
     Delaware VIPT Value Series
     Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Equity 500 Index Service Class Fund
     DWS VIP Small Cap Index Fund
     DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust
     (FTVIPT):
     FTVIPT Franklin Income Securities Class 2
     FTVIPT Mutual Shares Securities Class 2
     FTVIPT Templeton Global Income Securities Class 2 Fund

Janus Aspen Series:
     Janus Aspen Series Worldwide Growth Portfolio

Lincoln National Variable Insurance Products Trust
     (Lincoln VIPT)*:
     Lincoln VIPT Baron Growth Opportunities Service Class
     Lincoln VIPT Capital Growth Service Class
     Lincoln VIPT Cohen & Steers Global Real Estate
     Lincoln VIPT Cohen & Steers Global Real Estate Service Class
     Lincoln VIPT Delaware Bond

     Lincoln VIPT Delaware Bond Service Class
     Lincoln VIPT Delaware Growth and Income
     Lincoln VIPT Delaware Growth and Income Service Class
     Lincoln VIPT Delaware Managed
     Lincoln VIPT Delaware Managed Service Class
     Lincoln VIPT Delaware Social Awareness
     Lincoln VIPT Delaware Social Awareness Service Class
     Lincoln VIPT Delaware Special Opportunities
     Lincoln VIPT Delaware Special Opportunities Service Class
     Lincoln VIPT FI Equity-Income
     Lincoln VIPT FI Equity-Income Service Class
     Lincoln VIPT Janus Capital Appreciation
     Lincoln VIPT Janus Capital Appreciation Service Class
     Lincoln VIPT Marsico International Growth Service Class
     Lincoln VIPT MFS Value Service Class
     Lincoln VIPT Mid-Cap Growth Service Class
     Lincoln VIPT Mid-Cap Value Service Class
     Lincoln VIPT Mondrian International Value
     Lincoln VIPT Mondrian International Value Service Class
     Lincoln VIPT Money Market
     Lincoln VIPT Money Market Service Class
     Lincoln VIPT S&P 500 Index
     Lincoln VIPT S&P 500 Index Service Class
     Lincoln VIPT Small-Cap Index
     Lincoln VIPT Small-Cap Index Service Class
     Lincoln VIPT T. Rowe Price Growth Stock Service Class
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Lincoln VIPT Templeton Growth Service Class
     Lincoln VIPT UBS Global Asset Allocation
     Lincoln VIPT UBS Global Asset Allocation Service Class
     Lincoln VIPT Value Opportunities Service Class
     Lincoln VIPT Wilshire 2010 Profile
     Lincoln VIPT Wilshire 2010 Profile Service Class
     Lincoln VIPT Wilshire 2020 Profile
     Lincoln VIPT Wilshire 2020 Profile Service Class
     Lincoln VIPT Wilshire 2030 Profile
     Lincoln VIPT Wilshire 2030 Profile Service Class
     Lincoln VIPT Wilshire 2040 Profile
     Lincoln VIPT Wilshire 2040 Profile Service Class
     Lincoln VIPT Wilshire Aggressive Profile
     Lincoln VIPT Wilshire Aggressive Profile Service Class
     Lincoln VIPT Wilshire Conservative Profile
     Lincoln VIPT Wilshire Conservative Profile Service Class
     Lincoln VIPT Wilshire Moderate Profile
     Lincoln VIPT Wilshire Moderate Profile Service Class
     Lincoln VIPT Wilshire Moderately Aggressive Profile
     Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Series
     MFS VIT Total Return Series
     MFS VIT Utilities Series
     MFS VIT Utilities Service Class Series

Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio
     NB AMT Partners Portfolio
     NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
     Putnam VT Health Sciences Class IB Fund

Wells Fargo Variable Trust (WFVT):
     WFVT Advantage Equity Income Fund
     WFVT Advantage Large Company Growth Fund
     WFVT Advantage Small Cap Growth Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

INVESTMENT FUND CHANGES: During 2006, the AIM V.I. Core Equity Fund, the ABVPSF International Value Class B Fund, the Delaware VIPT U.S. Growth Service Class Series, the FTVIPT Franklin Income Securities Class 2 Fund and the FTVIPT Franklin Mutual Shares Securities Class 2 Fund became available as investment options for Account Contract owners. Accordingly, the 2006 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2006, the AIM V.I. Premier Equity Fund merged into the AIM V.I. Core Equity Fund.

During 2006, the AIM V.I. Premier Equity Fund and the ABVPSF Growth Class B Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln VIPT Capital Growth Service Class Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund, the Lincoln VIPT Marsico International Growth Service Class Fund, the Lincoln VIPT MFS Value Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund, the Lincoln VIPT Mid-Cap Value Service Class Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT Small-Cap Index Service Class Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund, the Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund, the Lincoln VIPT Templeton Growth Service Class Fund, the Lincoln VIPT Value Opportunities Service Class Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2010 Profile Service Class Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Service Class Fund, the Lincoln VIPT Wilshire 2030 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Service Class Fund, the Lincoln VIPT Wilshire 2040 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                        NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                                    Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Bond Service Class Fund                      Lincoln VIPT Delaware Bond Service Class Fund
Lincoln VIPT Growth and Income Fund                       Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Growth and Income Service Class Fund         Lincoln VIPT Delaware Growth and Income Service Class Fund
Lincoln VIPT Managed Fund                                 Lincoln VIPT Delaware Managed Fund
Lincoln VIPT Managed Service Class Fund                   Lincoln VIPT Delaware Managed Service Class Fund
Lincoln VIPT Social Awareness Fund                        Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Social Awareness Service Class Fund          Lincoln VIPT Delaware Social Awareness Service Class Fund
Lincoln VIPT Special Opportunities Fund                   Lincoln VIPT Delaware Special Opportunities Fund
Lincoln VIPT Special Opportunities Service Class Fund     Lincoln VIPT Delaware Special Opportunities Service Class Fund
Lincoln VIPT Equity-Income Fund                           Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Equity-Income Service Class Fund             Lincoln VIPT FI Equity-Income Service Class Fund
Lincoln VIPT Capital Appreciation Fund                    Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT Capital Appreciation Service Class Fund      Lincoln VIPT Janus Capital Appreciation Service Class Fund
Lincoln VIPT International Fund                           Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT International Service Class Fund             Lincoln VIPT Mondrian International Value Service Class Fund
Lincoln VIPT Aggressive Growth Fund                       Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Growth Service Class Fund         Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund
Lincoln VIPT Global Asset Allocation Fund                 Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Global Asset Allocation Service Class Fund   Lincoln VIPT UBS Global Asset Allocation Service Class Fund
Lincoln VIPT Aggressive Profile Fund                      Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Aggressive Profile Service Class Fund        Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
Lincoln VIPT Conservative Profile Fund                    Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Conservative Profile Service Class Fund      Lincoln VIPT Wilshire Conservative Profile Service Class Fund
Lincoln VIPT Moderate Profile Fund                        Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderate Profile Service Class Fund          Lincoln VIPT Wilshire Moderate Profile Service Class Fund
Lincoln VIPT Moderately Aggressive Profile Fund           Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
Lincoln VIPT Moderately Aggressive Profile Service        Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund
   Class Fund
MFS VIT Capital Opportunities Series                      MFS VIT Core Equity Series

During 2007, the Lincoln VIPT Core Fund merged into the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Growth Fund merged into the Lincoln VIPT Janus Capital Appreciation Fund and the Lincoln VIPT Growth Opportunities Service Class Fund merged into the Lincoln VIPT Baron Growth Opportunities Service Class Fund.

Also during 2007, the Delaware VIPT Global Bond Series ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the three contract types within the Variable Account:

-    Multi-Fund(R) at a daily rate of .00274521% to .00589589% (1.002% to 2.152%
     on an annual basis)

-    Multi-Fund(R) 5 at a daily rate of .00273973% to .00712329 (1.00% to 2.60%
     on an annual basis)

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis)

-    eAnnuity at a daily rate of .00150685% (.55% on an annual basis)

In addition, $11,328,448 and $11,382,770 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2007 and 2006, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY
            2007                 1.000%   1.750%   $10.92    $11.43        12,784  $   143,501     6.24%      7.04%     1.00%
            2006  4/28/06        1.000%   1.750%    10.28     10.68        16,478      172,826     7.89%      8.43%     0.56%

AIM V.I. INTERNATIONAL GROWTH
            2007                 1.000%   1.950%    21.14     22.43        34,456      768,430    12.50%     13.58%     0.41%
            2006                 1.000%   1.950%    18.79     19.74        37,356      732,508    25.76%     26.96%     1.42%
            2005                 1.000%   1.950%    14.94     15.55        24,902      385,241    15.65%     16.75%     0.69%
            2004                 1.000%   1.950%    12.92     13.32        24,432      324,064    21.61%     22.77%     0.69%
            2003                 1.000%   1.950%    10.62     10.85        20,352      220,344    26.58%     27.78%     1.27%

ABVPSF GLOBAL TECHNOLOGY CLASS B
            2007                 1.000%   1.802%     0.62     20.46    72,666,319   47,782,876    17.75%     18.70%     0.00%
            2006                 1.000%   1.802%     0.52     12.04    59,298,538   32,362,349     6.98%      7.30%     0.00%
            2005                 1.000%   1.302%     0.49     11.22    72,818,934   36,486,619     2.31%      2.62%     0.00%
            2004                 1.000%   1.302%     0.48      8.50    94,555,878   45,903,361     3.73%      4.04%     0.00%
            2003                 1.000%   1.750%     0.46      8.17   138,493,725   64,560,294    41.93%     42.36%     0.00%

ABVPSF GROWTH CLASS B
            2005                 1.002%   1.302%     0.80      0.81    16,257,106   13,174,220    10.19%     10.52%     0.00%
            2004                 1.002%   1.302%     0.72      0.73    20,938,610   15,353,249    13.05%     13.39%     0.00%
            2003                 1.002%   1.302%     0.64      0.65    20,651,889   13,355,274    32.96%     33.36%     0.00%

ABVPSF GROWTH AND INCOME CLASS B
            2007                 1.002%   1.302%    13.71     13.86     3,913,772   54,242,467     3.50%      3.81%     1.19%
            2006                 1.002%   1.302%    13.25     13.35     4,427,694   59,110,718    15.47%     15.82%     0.25%
            2005                 1.002%   1.302%    11.47     11.53       542,081    6,248,479     3.24%      3.55%     1.29%
            2004  5/24/04        1.002%   1.302%    11.11     11.13       181,142    2,016,382     9.08%     11.32%     0.14%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF INTERNATIONAL VALUE CLASS B

            2007                 1.000%   1.800%   $12.27    $12.43        70,159     $870,558     3.70%      4.53%     0.93%
            2006  6/22/06        1.000%   1.800%    11.83     11.89        68,347      812,198     0.71%     23.86%     0.00%

ABVPSF SMALL/MID CAP VALUE CLASS A
            2007                 1.000%   1.800%    18.68     22.16        35,105      682,678    -0.11%      0.69%     1.07%
            2006                 1.000%   1.800%    18.69     22.19        23,101      446,812    12.38%     13.28%     0.44%
            2005                 1.000%   1.800%    16.62     17.14        47,790      817,091     5.06%      5.85%     0.71%
            2004                 1.000%   1.750%    15.82     16.20        30,065      484,554    17.23%     18.12%     0.18%
            2003                 1.000%   1.750%    13.50     13.71        24,534      335,025    38.82%     39.86%     0.53%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2007                 1.000%   2.600%    11.13     11.46       180,987    2,063,576     7.55%      8.42%     4.45%
            2006                 1.000%   1.800%    10.34     10.57       137,985    1,444,978    -0.23%      0.56%     3.29%
            2005                 1.000%   1.800%    10.38     10.51        48,777      510,991    -0.20%      0.55%     4.95%
            2004  6/23/04        1.000%   1.750%    10.40     10.46         9,732      101,554     0.07%      4.63%     1.89%

AMERICAN CENTURY VP INTERNATIONAL
            2007                 0.550%   0.550%     1.67      1.67        16,354       27,235    17.41%     17.41%     0.75%
            2006                 0.550%   0.550%     1.42      1.42        16,418       23,287    24.34%     24.34%     2.63%
            2005                 0.550%   0.550%     1.14      1.14        98,847      112,759    12.63%     12.63%     1.10%
            2004                 0.550%   0.550%     1.01      1.01        93,629       94,828    14.29%     14.29%     0.53%
            2003                 0.550%   0.550%     0.89      0.89       114,248      101,241    23.83%     23.83%     0.31%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2007                 1.000%   2.600%    16.73     17.32     5,825,731  100,836,019    12.63%     13.71%     2.90%
            2006                 1.000%   1.950%    14.92     15.23     4,014,042   61,115,653    18.28%     19.23%     0.84%
            2005                 1.000%   1.800%    12.62     12.77     2,125,679   27,149,977    12.10%     12.94%     0.67%
            2004  5/24/04        1.000%   1.750%    11.26     11.31       830,270    9,389,964     8.67%     15.43%     0.05%

AMERICAN FUNDS GROWTH CLASS 2
            2007                 1.000%   2.600%     1.24     21.50   638,395,481  869,499,219     9.85%     11.23%     0.78%
            2006                 1.000%   2.250%     1.12     19.49   674,795,654  810,306,303     7.77%      9.12%     0.80%
            2005                 1.000%   2.250%     1.03     18.09   673,349,379  728,450,984    13.95%     15.04%     0.72%
            2004                 1.000%   1.950%     0.90     15.83   650,424,534  603,000,010    10.32%     11.38%     0.18%
            2003                 1.000%   1.950%     0.81     10.19   558,850,163  462,593,451    34.17%     35.45%     0.13%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2007                 1.000%   2.250%    13.09     18.61    15,366,836  211,285,522     2.71%      4.00%     1.65%
            2006                 1.000%   2.250%    12.85     18.03    12,330,341  163,043,507    12.64%     14.06%     1.83%
            2005                 1.000%   2.250%    11.45     16.02     8,301,487   96,296,244     3.79%      4.78%     1.57%
            2004                 1.000%   1.950%    11.37     15.39     4,492,510   50,042,130     8.24%      9.28%     1.79%
            2003                 1.000%   1.950%    10.51     10.72       624,662    6,701,374    29.87%     31.11%     1.44%

AMERICAN FUNDS INTERNATIONAL CLASS 2
            2007                 1.000%   2.250%     1.49     27.78   244,014,559  408,608,092    17.35%     18.83%     1.60%
            2006                 1.000%   2.250%     1.26     23.56   225,874,390  310,794,956    16.33%     17.79%     1.74%
            2005                 1.000%   2.250%     1.07     20.16   184,032,133  210,218,274    19.16%     20.29%     1.70%
            2004                 1.000%   1.950%     0.90     16.90   142,898,536  133,651,991    17.01%     18.13%     1.53%
            2003                 1.000%   1.950%     0.76     11.28    93,690,450   73,676,494    32.51%     33.51%     1.62%

DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
            2007                 1.000%   1.800%    10.40     10.62        12,171      128,434     2.37%      3.20%     4.56%
            2006                 1.000%   1.800%    10.16     10.16         9,968      102,064     2.47%      2.47%     4.34%
            2005  8/16/05        1.800%   1.800%     9.91      9.91         3,912       38,784    -0.03%     -0.03%     1.47%

DELAWARE VIPT DIVERSIFIED INCOME
            2007                 1.002%   1.802%    11.92     12.27    10,220,689  125,386,671     5.71%      6.56%     2.80%
            2006                 1.002%   1.802%    11.28     11.52     7,112,957   81,894,023     5.99%      6.84%     0.73%
            2005                 1.002%   1.802%    10.73     10.78     2,054,184   22,135,616    -1.73%     -1.44%     0.84%
            2004  5/24/04        1.002%   1.302%    10.92     10.93       739,132    8,082,107     7.32%      9.35%     0.00%

DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
            2007                 1.000%   2.600%    11.76     12.17     1,565,289   18,964,143     5.34%      6.35%     2.26%
            2006                 1.000%   1.950%    11.20     11.44       732,435    8,355,999     5.65%      6.50%     1.11%
            2005                 1.000%   1.800%    10.61     10.74       346,090    3,714,019    -2.31%     -1.58%     0.58%
            2004  6/21/04        1.000%   1.750%    10.87     10.91        74,862      816,336     6.28%      8.34%     0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
            2007                 1.000%   1.800%   $28.67    $29.51       110,394  $  3,239,761    36.04%     37.13%      1.11%
            2006                 1.000%   1.800%    21.07     21.52        65,674     1,405,574    24.55%     25.55%      0.96%
            2005                 1.000%   2.250%    16.93     17.14        35,425       605,235    24.90%     25.85%      0.06%
            2004  6/23/04        1.000%   1.750%    13.56     13.62         1,743        23,698    26.81%     33.05%      0.00%

DELAWARE VIPT GLOBAL BOND
            2007                 0.000%   0.000%       --        --            --           --      0.00%      0.00%     10.02%
            2006                 0.550%   0.550%     1.76      1.76        18,147        31,958     2.58%      2.58%      4.30%
            2005                 0.550%   1.802%     1.62      1.72    32,294,952    53,613,368    -9.84%     -9.15%     16.46%
            2004                 0.550%   1.302%     1.79      1.89    41,855,296    76,804,886    11.54%     12.38%     13.53%
            2003                 0.550%   1.302%     1.61      1.68    57,641,213    94,554,866    18.81%     19.70%      1.63%

DELAWARE VIPT HIGH YIELD
            2007                 1.002%   1.802%    11.40     11.64     1,767,608    20,571,351     0.96%      1.77%      6.57%
            2006                 1.002%   1.802%    11.29     11.44     1,401,130    16,023,618    10.44%     11.33%      3.23%
            2005  6/6/05         1.002%   1.802%    10.23     10.27       236,402     2,428,470    -0.34%      2.73%      0.00%

DELAWARE VIPT HIGH YIELD SERVICE CLASS
            2007                 1.002%   1.002%    11.59     11.59       169,654     1,965,562     1.52%      1.52%      5.01%
            2006                 1.002%   1.002%    11.41     11.41        68,365       780,161    11.07%     11.07%      2.90%
            2005  6/9/05         1.002%   1.002%    10.27     10.27         9,179        94,301     2.93%      2.93%      0.00%

DELAWARE VIPT REIT
            2007                 1.000%   2.600%     2.61     21.91    64,156,361   175,018,010   -15.77%    -14.80%      1.57%
            2006                 1.000%   2.152%     3.08     25.71   101,214,445   323,270,992    29.81%     31.31%      1.80%
            2005                 1.000%   2.152%     2.35     19.58    98,117,755   238,208,105     4.89%      6.10%      1.97%
            2004                 1.000%   2.152%     2.22     18.45   116,236,561   265,285,677    29.03%     30.07%      1.96%
            2003                 1.000%   1.800%     1.71     14.19    92,110,822   160,909,583    31.70%     32.69%      2.41%

DELAWARE VIPT REIT SERVICE CLASS
            2007                 1.002%   1.002%    15.63     15.63       538,905     8,425,273   -15.03%    -15.03%      1.06%
            2006                 1.002%   1.002%    18.40     18.40       410,686     7,556,798    31.00%     31.00%      1.33%
            2005                 1.002%   1.002%    14.05     14.05       204,962     2,878,823     5.79%      5.79%      1.10%
            2004  8/12/04        1.002%   1.002%    13.28     13.28        51,835       688,197    22.58%     22.58%      0.00%

DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2007                 1.000%   2.150%     1.80     19.74   132,090,624   260,346,711    -8.82%     -7.77%      0.27%
            2006                 1.000%   2.150%     1.96     21.58   162,075,066   337,704,818    13.65%     14.73%      0.02%
            2005                 1.000%   2.250%     1.71     18.96   163,278,780   291,658,893     7.04%      8.06%      0.15%
            2004                 1.000%   1.950%     1.59     17.69   158,621,453   258,482,376    18.82%     19.96%      0.02%
            2003                 1.000%   1.950%     1.33     13.85   133,062,475   179,787,347    38.93%     40.26%      0.22%

DELAWARE VIPT TREND
            2007                 0.550%   1.950%     2.50     19.34   105,640,409   275,731,986     8.61%     10.14%      0.00%
            2006                 0.550%   1.950%     2.29     17.78   125,540,187   297,987,464     5.52%      7.00%      0.00%
            2005                 0.550%   1.950%     2.15     16.83   146,301,640   325,643,375     3.81%      5.28%      0.00%
            2004                 0.550%   1.950%     2.06     16.18   176,557,581   374,406,585    10.43%     11.99%      0.00%
            2003                 0.550%   1.950%     1.86     11.18   194,436,461   369,174,879    32.49%     34.36%      0.00%

DELAWARE VIPT TREND SERVICE CLASS
            2007                 1.002%   1.002%    13.35     13.35       310,530     4,145,064     9.36%      9.36%      0.00%
            2006                 1.002%   1.002%    12.21     12.21       227,494     2,776,830     6.27%      6.27%      0.00%
            2005                 1.002%   1.002%    11.49     11.49       119,204     1,369,229     4.56%      4.56%      0.00%
            2004  8/13/04        1.002%   1.002%    10.99     10.99        20,593       226,225    24.05%     24.05%      0.00%

DELAWARE VIPT U.S. GROWTH SERVICE CLASS
            2007                 1.000%   1.750%    11.65     11.65         2,841        33,103    10.92%     10.92%      0.00%
            2006  11/1/06        1.300%   1.300%    10.50     10.50         1,313        13,795     4.26%      4.26%      0.00%

DELAWARE VIPT VALUE
            2007                 0.550%   2.600%     2.27     18.42    81,976,955   196,998,173    -4.60%     -3.26%      1.59%
            2006                 0.550%   1.950%     2.37     19.27    88,171,906   218,333,816    21.71%     23.42%      1.50%
            2005                 0.550%   1.950%     1.93     12.28    80,260,557   160,834,889     3.98%      5.45%      1.65%
            2004                 0.550%   1.950%     1.85     11.70    75,081,029   142,812,874    12.71%     14.30%      1.57%
            2003                 0.550%   1.950%     1.63     10.28    73,946,298   123,091,951    26.07%     27.60%      1.84%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT VALUE SERVICE CLASS
            2007                 1.002%   1.002%   $13.98    $13.98       507,338  $  7,094,623    -3.96%     -3.96%      1.13%
            2006                 1.002%   1.002%    14.56     14.56       283,445     4,127,252    22.56%     22.56%      0.97%
            2005                 1.002%   1.002%    11.88     11.88       101,038     1,200,406     4.74%      4.74%      0.70%
            2004  8/12/04        1.002%   1.002%    11.34     11.34        10,018       113,634    14.18%     14.18%      0.00%

DWS VIP EQUITY 500 INDEX
            2007                 0.550%   2.152%     1.10     17.24   227,708,600   258,719,007     3.26%      4.72%      1.51%
            2006                 0.550%   1.950%     1.05     16.67   254,857,591   277,561,949    13.29%     14.89%      0.80%
            2005                 0.550%   1.950%     0.92     11.04   150,969,247   144,506,633     2.65%      4.10%      1.58%
            2004                 0.550%   1.950%     0.89     10.66   163,022,592   150,786,861     8.46%      9.99%      1.13%
            2003                 0.550%   1.950%     0.82      9.73   168,526,129   141,764,962    25.94%     27.46%      1.17%

DWS VIP EQUITY 500 INDEX SERVICE CLASS
            2007                 1.002%   1.002%    13.59     13.59       314,443     4,273,488     3.99%      3.99%      1.13%
            2006                 1.002%   1.002%    13.07     13.07       193,034     2,522,921    14.09%     14.09%      0.79%
            2005                 1.002%   1.002%    11.46     11.46        87,979     1,007,825     3.38%      3.38%      0.87%
            2004  8/17/04        1.002%   1.002%    11.08     11.08        12,299       136,288    12.15%     12.15%      0.00%

DWS VIP SMALL CAP INDEX
            2007                 0.550%   2.600%     1.69     20.96    33,243,245    59,345,229    -4.08%     -2.44%      0.89%
            2006                 0.550%   2.250%     1.75     21.75    39,601,841    72,303,839    14.88%     16.85%      0.69%
            2005                 0.550%   2.250%     1.51     14.66    38,065,575    59,431,037     2.45%      3.69%      0.65%
            2004                 0.550%   1.750%     1.46     14.20    46,016,290    69,337,137    15.72%     17.11%      0.46%
            2003                 0.550%   1.750%     1.26     12.18    48,029,009    61,668,294    43.89%     45.62%      0.67%

DWS VIP SMALL CAP INDEX SERVICE CLASS
            2007                 1.002%   1.002%    13.62     13.62       189,062     2,574,837    -3.13%     -3.13%      0.57%
            2006                 1.002%   1.002%    14.06     14.06       124,620     1,752,120    16.02%     16.02%      0.33%
            2005                 1.002%   1.002%    12.12     12.12        55,544       673,088     2.96%      2.96%      0.28%
            2004  8/12/04        1.002%   1.002%    11.77     11.77         8,972       105,597    25.75%     25.75%      0.00%

FIDELITY VIP CONTRAFUND SERVICE CLASS
            2007                 1.000%   2.250%     1.73     20.69   165,155,099   304,848,847    14.89%     16.34%      0.88%
            2006                 1.000%   2.250%     1.49     17.92   163,076,259   256,486,938     9.11%     10.48%      1.12%
            2005                 1.000%   2.250%     1.36     16.35   150,721,838   212,550,906    14.76%     15.69%      0.18%
            2004                 1.000%   1.800%     1.18     14.25   114,920,893   139,081,949    13.28%     14.19%      0.24%
            2003                 1.000%   1.800%     1.03     11.68    97,341,175   102,571,115    26.13%     27.08%      0.33%

FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2007                 1.002%   1.002%    16.72     16.72     1,191,705    19,926,375    16.13%     16.13%      0.90%
            2006                 1.002%   1.002%    14.40     14.40       733,844    10,565,893    10.32%     10.32%      1.14%
            2005                 1.002%   1.002%    13.05     13.05       293,051     3,824,627    15.50%     15.50%      0.04%
            2004  8/13/04        1.002%   1.002%    11.30     11.30        27,970       316,038    17.61%     17.61%      0.00%

FIDELITY VIP GROWTH SERVICE CLASS
            2007                 1.000%   2.152%     1.07     12.86   100,431,937   111,691,952    24.42%     25.61%      0.59%
            2006                 1.000%   1.950%     0.86     10.24    79,646,681    70,039,216     4.67%      5.67%      0.30%
            2005                 1.000%   1.950%     0.81      9.69    95,219,967    79,207,931     3.63%      4.62%      0.41%
            2004                 1.000%   1.950%     0.78      9.26   117,556,827    93,354,109     1.27%      2.24%      0.17%
            2003                 1.000%   1.950%     0.76      9.06   133,867,903   103,856,285    30.48%     31.46%      0.19%

FIDELITY VIP GROWTH SERVICE CLASS 2
            2007                 1.002%   1.002%    14.63     14.63       147,217     2,154,399    25.40%     25.40%      0.30%
            2006                 1.002%   1.002%    11.67     11.67        79,340       925,919     5.51%      5.51%      0.11%
            2005                 1.002%   1.002%    11.06     11.06        36,392       402,529     4.45%      4.45%      0.11%
            2004  8/24/04        1.002%   1.002%    10.59     10.59         5,964        63,153    10.32%     10.32%      0.00%

FIDELITY VIP MID CAP SERVICE CLASS 2
            2007                 1.000%   1.950%    14.39     14.75       114,536     1,684,625    13.11%     14.19%      0.51%
            2006                 1.000%   1.950%    12.77     12.92        74,541       960,977    10.45%     11.28%      0.11%
            2005  7/18/05        1.000%   1.750%    11.56     11.61        30,034       348,432     4.30%     10.92%      0.00%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2007                 1.000%   2.600%    11.40     11.57       155,427     1,788,802     1.75%      2.72%      2.76%
            2006  6/7/06         1.000%   1.950%    11.20     11.27        35,930       404,155     0.37%     11.53%      0.00%

FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2007                 1.000%   1.800%    11.44     11.59       104,468     1,207,556     1.63%      2.45%      1.23%
            2006  7/19/06        1.000%   1.800%    11.26     11.31        18,083       204,269     4.03%     12.77%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
            2007                 1.000%   1.800%   $11.91    $12.16       111,602  $    1,351,429     9.02%      9.90%      2.68%
            2006                 1.000%   1.800%    10.93     11.06        23,259         256,580    10.82%     11.65%      2.30%
            2005  8/4/05         1.000%   1.750%     9.87      9.91         8,255          81,744    -1.34%     -1.04%      0.00%

JANUS ASPEN SERIES WORLDWIDE GROWTH
            2007                 0.550%   1.750%     1.28     12.63       346,763         730,506     7.73%      9.03%      0.74%
            2006                 0.550%   1.750%     1.17     11.64       330,587         670,355    16.15%     17.56%      0.01%
            2005                 0.550%   1.802%     0.89      9.94   147,517,524     133,788,327     4.03%      5.28%      1.33%
            2004                 0.550%   1.750%     0.85      9.49   193,567,325     167,463,524     2.96%      4.20%      0.95%
            2003                 0.550%   1.750%     0.82      9.15   257,781,965     214,949,968    21.84%     23.31%      1.12%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2007                 0.550%   1.802%     2.06     19.08    78,327,260     175,843,860     1.57%      2.85%      0.00%
            2006                 0.550%   1.802%     2.01     18.78    85,738,959     183,983,607    13.46%     14.89%      0.00%
            2005                 0.550%   1.802%     1.77     12.08    95,725,183     175,459,157     2.03%      2.80%      0.00%
            2004                 0.550%   1.302%     1.73      1.98   102,460,597     180,566,032    24.01%     24.95%      0.00%
            2003                 0.550%   1.302%     1.40      1.59    71,610,336     101,264,502    28.33%     29.30%      0.00%

LINCOLN VIPT CAPITAL GROWTH SERVICE CLASS
            2007  9/14/07        1.000%   1.000%    10.74     10.74         2,272          24,407     6.70%      6.70%      0.00%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
            2007  5/18/07        1.002%   1.802%     8.22      8.26       384,233       3,175,248   -17.35%    -12.96%      0.82%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2007  6/4/07         1.000%   1.800%     8.21      8.25        77,521         638,990   -18.21%     -5.58%      0.64%

LINCOLN VIPT CORE
            2006  7/3/06         1.000%   1.000%    11.62     11.62           663           7,707     9.00%      9.00%      0.85%

LINCOLN VIPT DELAWARE BOND
            2007                 0.550%   2.250%     7.35     13.27    48,170,653     369,981,385     3.10%      4.87%      4.95%
            2006                 0.550%   2.250%     7.06     12.71    48,982,589     359,659,112     2.84%      4.14%      4.36%
            2005                 0.550%   1.802%     6.83     12.26    53,029,168     374,673,326     0.81%      2.08%      4.12%
            2004                 0.550%   1.802%     6.74     12.06    56,084,889     389,384,378     3.48%      4.72%      3.94%
            2003                 0.550%   1.750%     6.48     11.57    63,540,725     421,811,510     5.42%      6.69%      4.08%

LINCOLN VIPT DELAWARE BOND SERVICE CLASS
            2007                 1.002%   1.002%    11.50     11.50       905,003      10,406,613     4.12%      4.12%      5.39%
            2006                 1.002%   1.002%    11.04     11.04       590,286       6,518,940     3.41%      3.41%      5.26%
            2005                 1.002%   1.002%    10.68     10.68       277,291       2,961,343     1.36%      1.36%      5.93%
            2004  8/12/04        1.002%   1.002%    10.54     10.54        44,109         464,727     2.41%      2.41%      3.21%

LINCOLN VIPT DELAWARE GROWTH AND INCOME
            2007                 0.550%   2.152%    12.96     17.38   124,080,963   1,751,316,941     3.86%      5.54%      1.12%
            2006                 0.550%   2.152%    12.43     16.67   142,636,453   1,916,210,608     9.97%     11.75%      1.20%
            2005                 0.550%   2.152%    11.17     15.11   165,848,589   2,002,906,771     3.30%      4.96%      1.28%
            2004                 0.550%   2.152%    10.79     11.89   188,106,797   2,174,134,367     9.83%     11.38%      1.27%
            2003                 0.550%   1.950%     9.86     10.68   208,736,422   2,175,961,869    27.47%     29.01%      1.17%

LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
            2007                 1.002%   1.002%    13.65     13.65       209,119       2,855,014     4.80%      4.80%      1.07%
            2006                 1.002%   1.002%    13.03     13.03       155,195       2,021,821    10.97%     10.97%      1.28%
            2005                 1.002%   1.002%    11.74     11.74        87,504       1,027,316     4.23%      4.23%      1.78%
            2004  8/16/04        1.002%   1.002%    11.26     11.26        10,692         120,438    14.48%     14.48%      1.16%

LINCOLN VIPT DELAWARE MANAGED
            2007                 0.550%   2.250%     7.07     15.54    62,261,149     456,251,555     2.26%      4.01%      2.31%
            2006                 0.550%   2.250%     6.85     15.13    71,559,716     506,089,645     8.11%      9.96%      2.35%
            2005                 0.550%   2.250%     6.28     12.15    81,874,088     528,459,046     2.71%      3.95%      2.31%
            2004                 0.550%   1.750%     6.09     11.75    91,044,639     567,272,218     8.09%      9.40%      2.13%
            2003                 0.550%   1.750%     5.60     10.78   101,042,240     577,813,343    21.31%     22.23%      2.15%

LINCOLN VIPT DELAWARE MANAGED SERVICE CLASS
            2007                 1.002%   1.002%    12.80     12.80       232,822       2,980,360     3.28%      3.28%      2.43%
            2006                 1.002%   1.002%    12.39     12.39       166,128       2,059,104     9.20%      9.20%      2.64%
            2005                 1.002%   1.002%    11.35     11.35        89,535       1,016,259     3.22%      3.22%      2.95%
            2004  8/17/04        1.002%   1.002%    11.00     11.00        16,931         186,181    10.21%     10.21%      2.01%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM  INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2007                 0.550%   1.950%   $ 7.47    $18.47   113,611,901  $  876,777,353     0.98%      2.40%     0.82%
            2006                 0.550%   1.950%     7.35     18.27   132,242,404   1,000,811,447    10.14%     11.69%     0.86%
            2005                 0.550%   1.950%     6.63     16.56   148,653,119   1,011,436,950     9.87%     11.41%     0.83%
            2004                 0.550%   1.950%     5.99     11.39   164,370,366   1,007,815,652    10.53%     12.08%     0.92%
            2003                 0.550%   1.950%     5.39     10.21   179,113,924     984,103,556    29.58%     31.14%     0.86%

LINCOLN VIPT DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2007                 1.002%   1.002%    14.01     14.01       410,930       5,755,083     1.68%      1.68%     0.75%
            2006                 1.002%   1.002%    13.77     13.77       266,460       3,669,937    10.91%     10.91%     0.89%
            2005                 1.002%   1.002%    12.42     12.42       113,371       1,407,871    10.64%     10.64%     1.11%
            2004  8/16/04        1.002%   1.002%    11.22     11.22        12,570         141,092    15.28%     15.28%     0.73%

LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
            2007                 0.550%   1.950%    17.68     22.38    36,635,734     669,117,339     1.80%      3.24%     0.92%
            2006                 0.550%   1.950%    17.26     21.95    42,245,439     750,623,519    13.81%     15.42%     1.25%
            2005                 0.550%   2.250%    15.07     19.35    46,170,962     713,874,820    13.41%     15.01%     1.18%
            2004                 0.550%   1.950%    13.20     17.01    45,075,221     608,606,027    20.39%     22.09%     1.21%
            2003                 0.550%   1.950%    10.89     12.17    45,453,656     504,886,962    31.67%     33.26%     1.31%

LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2007                 1.002%   1.002%    16.32     16.32       762,393      12,443,100     2.52%      2.52%     0.85%
            2006                 1.002%   1.002%    15.92     15.92       525,756       8,370,288    14.61%     14.61%     1.32%
            2005                 1.002%   1.002%    13.89     13.89       235,840       3,276,125    14.21%     14.21%     1.61%
            2004  8/10/04        1.002%   1.002%    12.16     12.16        19,256         234,218    20.21%     20.21%     1.04%

LINCOLN VIPT FI EQUITY-INCOME
            2007                 0.550%   2.250%     3.44     17.33   166,743,738     595,030,053     2.03%      3.78%     1.13%
            2006                 0.550%   2.250%     3.34     16.91   201,058,618     693,609,325     8.79%     10.66%     1.27%
            2005                 0.550%   2.250%     3.04     15.55   231,555,936     724,260,514     2.63%      3.92%     1.11%
            2004                 0.550%   1.802%     2.95     15.12   261,275,914     789,375,489     7.81%      9.16%     1.08%
            2003                 0.550%   1.802%     2.72     11.06   278,421,234     773,183,911    30.05%     31.62%     1.00%

LINCOLN VIPT FI EQUITY-INCOME SERVICE CLASS
            2007                 1.002%   1.002%    13.22     13.22       387,930       5,129,144     3.06%      3.06%     1.08%
            2006                 1.002%   1.002%    12.83     12.83       280,478       3,598,499     9.89%      9.89%     1.27%
            2005                 1.002%   1.002%    11.68     11.68       141,395       1,650,866     3.19%      3.19%     1.42%
            2004  8/12/04        1.002%   1.002%    11.31     11.31        21,361         241,686    14.24%     14.24%     1.06%

LINCOLN VIPT GROWTH
            2006  1/6/06         1.000%   1.000%    11.43     11.43         5,932          67,803     1.20%      1.20%     0.00%

LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
            2006  2/17/06        1.000%   1.300%    12.43     12.49         1,142          14,256    -6.32%      0.21%     0.00%

LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2007                 0.550%   2.152%     2.90     17.81   155,446,162     465,106,010    18.27%     19.76%     0.26%
            2006                 0.550%   1.802%     2.44     15.06   180,963,891     453,859,825     7.71%      9.07%     0.18%
            2005                 0.550%   1.802%     2.25     10.15   220,781,056     509,945,470     2.39%      3.63%     0.24%
            2004                 0.550%   1.750%     2.19      9.84   276,781,390     619,685,017     3.46%      4.70%     0.00%
            2003                 0.550%   1.750%     2.11      9.44   348,997,306     749,615,972    30.16%     31.74%     0.00%

LINCOLN VIPT JANUS CAPITAL APPRECIATION SERVICE CLASS
            2007                 1.002%   1.002%    14.33     14.33        46,601         667,920    18.92%     18.92%     0.07%
            2006                 1.002%   1.002%    12.05     12.05        29,640         357,065     8.31%      8.31%     0.00%
            2005                 1.002%   1.002%    11.12     11.12        14,456         160,781     2.91%      2.91%     0.08%
            2004  8/24/04        1.002%   1.002%    10.81     10.81         1,134          12,261     9.84%      9.84%     0.00%

LINCOLN VIPT MARSICO INTERNATIONAL GROWTH SERVICE CLASS
            2007  7/16/07        1.000%   1.800%    11.14     11.19        17,080         191,087    -4.64%      6.43%     0.91%

LINCOLN VIPT MFS VALUE SERVICE CLASS
            2007  7/2/07         1.000%   1.300%     9.73      9.75         8,378          81,574    -3.69%     -1.97%     1.16%

LINCOLN VIPT MID-CAP GROWTH SERVICE CLASS
            2007  6/21/07        1.000%   1.800%    10.94     10.99        37,833         415,378     0.23%      6.80%     0.00%

LINCOLN VIPT MID-CAP VALUE SERVICE CLASS
            2007  6/19/07        1.000%   1.000%     8.67      8.67        17,354         150,455   -13.30%    -13.30%     0.24%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2007                 0.550%   2.152%   $ 4.13    $26.85   133,697,714  $578,376,029     9.12%     10.88%      1.94%
            2006                 0.550%   2.150%     3.76     24.52   146,388,581   571,192,785    27.69%     29.29%      3.07%
            2005                 0.550%   1.802%     2.93     19.30   139,539,198   421,644,263    10.54%     11.93%      2.12%
            2004                 0.550%   1.800%     2.63     17.43   140,903,346   381,072,870    18.84%     20.27%      1.07%
            2003                 0.550%   1.750%     2.21     12.38   146,246,605   329,712,423    39.16%     40.85%      2.04%

LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2007                 1.002%   1.002%    19.22     19.22       540,433    10,389,706    10.10%     10.10%      2.15%
            2006                 1.002%   1.002%    17.46     17.46       309,980     5,412,706    28.39%     28.39%      3.30%
            2005                 1.002%   1.002%    13.60     13.60       129,885     1,766,446    11.14%     11.14%      3.12%
            2004  8/13/04        1.002%   1.002%    12.24     12.24         7,038        86,121    19.24%     19.24%      0.79%

LINCOLN VIPT MONEY MARKET
            2007                 0.550%   2.150%     3.00     10.97    37,320,400   118,142,507     2.73%      4.39%      4.84%
            2006                 0.550%   2.150%     2.89     10.55    30,112,148    90,045,597     2.86%      4.11%      4.60%
            2005                 0.550%   1.750%     2.80     10.18    27,751,932    80,178,721     1.01%      2.23%      2.75%
            2004                 0.550%   1.750%     2.76     10.00    29,097,949    82,469,737    -0.87%      0.33%      0.85%
            2003                 0.550%   1.750%     2.77     10.02    38,877,811   110,621,661    -1.07%      0.13%      0.70%

LINCOLN VIPT MONEY MARKET SERVICE CLASS
            2007                 1.002%   1.002%    10.87     10.87       233,298     2,535,357     3.66%      3.66%      4.57%
            2006                 1.002%   1.002%    10.48     10.48       104,041     1,090,741     3.38%      3.38%      4.43%
            2005                 1.002%   1.002%    10.14     10.14        34,673       351,628     1.51%      1.51%      2.81%
            2004  8/26/04        1.002%   1.002%     9.99      9.99         4,004        40,003     0.04%      0.04%      0.43%

LINCOLN VIPT S&P 500 INDEX
            2007  4/27/07        1.000%   1.802%     9.62     11.59       299,179     2,957,466    -3.33%     -0.09%      1.82%

LINCOLN VIPT S&P 500 INDEX SERVICE CLASS
            2007  5/25/07        1.002%   1.002%     9.65      9.65         4,312        41,619    -2.89%     -2.89%      0.97%

LINCOLN VIPT SMALL-CAP INDEX
            2007  5/18/07        1.002%   1.302%     9.18      9.20       299,062     2,749,900    -8.05%     -7.65%      0.88%

LINCOLN VIPT SMALL-CAP INDEX SERVICE CLASS
            2007  5/25/07        1.000%   1.800%     9.14      9.18        22,921       210,371    -7.78%     -2.92%      0.79%

LINCOLN VIPT T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2007  7/17/07        1.000%   1.300%     9.94      9.96         1,210        12,043    -3.55%      1.14%      0.15%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2007                 1.000%   1.802%     1.84     13.91   102,662,658   195,141,740    11.62%     12.46%      0.00%
            2006                 1.000%   1.750%     1.64     12.37   116,454,482   196,624,821     7.38%      8.19%      0.00%
            2005                 1.000%   1.802%     1.52     16.26   134,590,994   210,224,297     7.85%      8.72%      0.00%
            2004                 1.000%   1.802%     1.40     10.52   154,257,663   221,543,618    12.19%     12.53%      0.00%
            2003                 1.000%   1.750%     1.25      9.35   175,692,646   224,178,391    30.91%     31.30%      0.00%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2007                 1.002%   1.002%    14.62     14.62       118,553     1,732,713    12.17%     12.17%      0.00%
            2006                 1.002%   1.002%    13.03     13.03        75,019       977,470     7.91%      7.91%      0.00%
            2005                 1.002%   1.002%    12.07     12.07        28,763       347,283     8.45%      8.45%      0.00%
            2004  8/20/04        1.002%   1.002%    11.13     11.13         2,616        29,127    15.97%     15.97%      0.00%

LINCOLN VIPT TEMPLETON GROWTH SERVICE CLASS
            2007  7/20/07        1.000%   1.300%     9.81      9.83        17,577       172,762    -3.62%      1.78%      3.02%

LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2007                 1.000%   1.802%     4.11     16.85    53,644,322   229,050,374     4.47%      5.32%      1.66%
            2006                 1.000%   1.802%     3.92     16.12    59,876,504   242,081,548    12.47%     13.37%      1.29%
            2005                 1.000%   1.800%     3.47     12.44    66,720,691   237,516,072     4.95%      5.74%      1.23%
            2004                 1.000%   1.750%     3.29     11.77    74,103,795   249,280,928    11.57%     12.41%      1.68%
            2003                 1.000%   1.750%     2.93     10.47    83,253,960   249,096,517    18.31%     19.20%      3.12%

LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION SERVICE CLASS
            2007                 1.002%   1.002%    14.32     14.32       108,312     1,551,558     5.05%      5.05%      1.57%
            2006                 1.002%   1.002%    13.64     13.64        71,487       974,767    13.09%     13.09%      1.37%
            2005                 1.002%   1.002%    12.06     12.06        37,459       451,669     5.47%      5.47%      1.31%
            2004  8/16/04        1.002%   1.002%    11.43     11.43         8,148        93,154    13.13%     13.13%      0.59%

LINCOLN VIPT VALUE OPPORTUNITIES SERVICE CLASS
            2007  6/15/07        1.000%   1.300%     9.38      9.39        11,590       108,815    -6.96%     -1.96%      1.29%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT WILSHIRE 2010 PROFILE
            2007  6/5/07         1.002%   1.002%   $10.49    $10.49     115,386    $ 1,210,709     4.95%      4.95%      0.76%

LINCOLN VIPT WILSHIRE 2010 PROFILE SERVICE CLASS
            2007  9/6/07         1.002%   1.002%    10.48     10.48         713          7,474     4.13%      4.13%      0.10%

LINCOLN VIPT WILSHIRE 2020 PROFILE
            2007  6/5/07         1.002%   1.002%    10.34     10.34     137,176      1,418,015     3.36%      3.36%      0.54%

LINCOLN VIPT WILSHIRE 2020 PROFILE SERVICE CLASS
            2007  7/2/07         1.002%   1.002%    10.32     10.32      16,217        167,384     3.29%      3.29%      0.56%

LINCOLN VIPT WILSHIRE 2030 PROFILE
            2007  6/5/07         1.002%   1.002%    10.44     10.44      57,763        603,292     3.97%      3.97%      0.65%

LINCOLN VIPT WILSHIRE 2030 PROFILE SERVICE CLASS
            2007  6/15/07        1.002%   1.002%    10.43     10.43       8,417         87,774     2.45%      2.45%      0.46%

LINCOLN VIPT WILSHIRE 2040 PROFILE
            2007  6/5/07         1.002%   1.002%    10.27     10.27      23,053        236,734     1.96%      1.96%      1.52%

LINCOLN VIPT WILSHIRE 2040 PROFILE SERVICE CLASS
            2007  6/12/07        1.002%   1.002%    10.25     10.25      17,260        176,967     4.60%      4.60%      0.95%

LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
            2007                 1.002%   1.302%    13.77     13.87   1,067,396     14,806,921     9.58%      9.91%      0.96%
            2006                 1.002%   1.302%    12.56     12.62     770,489      9,724,799    15.04%     15.38%      1.07%
            2005  6/6/05         1.002%   1.302%    10.92     10.94     346,642      3,791,790     6.55%      9.39%      0.00%

LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
            2007                 1.000%   1.750%    13.78     13.78     378,438      5,213,611     9.64%      9.64%      0.74%
            2006                 1.000%   1.002%    12.57     12.57     187,875      2,361,697    15.10%     15.10%      0.65%
            2005  6/23/05        1.000%   1.002%    10.92     10.92      56,713        619,413     3.97%      8.86%      0.00%

LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
            2007                 1.002%   2.152%    11.66     11.90   1,631,470     19,414,870     5.85%      6.70%      2.43%
            2006                 1.002%   1.802%    11.15     11.15     592,902      6,612,403     8.25%      8.25%      2.07%
            2005  6/13/05        1.002%   1.002%    10.30     10.30     171,956      1,771,846     3.10%      3.10%      0.00%

LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
            2007                 1.000%   1.800%    11.60     11.83     320,063      3,776,768     5.64%      6.44%      2.25%
            2006                 1.000%   1.750%    11.06     11.11     111,196      1,232,274     7.66%      7.98%      1.57%
            2005  6/9/05         1.002%   1.300%    10.27     10.29      27,370        281,345     1.67%      2.76%      0.00%

LINCOLN VIPT WILSHIRE MODERATE PROFILE
            2007                 1.002%   1.802%    12.37     12.63   3,072,537     38,775,052     7.32%      8.18%      1.58%
            2006                 1.002%   1.802%    11.62     11.67   1,853,090     21,617,478    10.59%     10.92%      1.33%
            2005  6/9/05         1.002%   1.302%    10.51     10.52     582,841      6,133,817     4.44%      5.19%      0.00%

LINCOLN VIPT WILSHIRE MODERATE PROFILE SERVICE CLASS
            2007                 1.000%   2.600%    12.04     12.55   1,252,589     15,634,470     6.20%      7.91%      1.42%
            2006                 1.000%   2.600%    11.49     11.63     641,904      7,419,165     9.83%     10.66%      0.96%
            2005  6/27/05        1.000%   1.750%    10.46     10.51     133,526      1,401,947     0.20%      5.09%      0.00%

LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2007                 1.002%   2.152%    13.04     13.15   2,673,296     35,140,923     8.39%      8.72%      1.79%
            2006                 1.002%   1.302%    12.03     12.09   1,789,528     21,639,637    12.66%     13.00%      1.37%
            2005  6/10/05        1.002%   1.302%    10.68     10.70     703,179      7,524,519     5.35%      7.12%      0.00%

LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
            2007                 1.000%   2.600%    12.54     13.06   1,301,129     16,944,197     6.73%      8.45%      1.62%
            2006                 1.000%   2.600%    11.90     12.04     634,832      7,619,433    11.88%     12.72%      1.09%
            2005  6/9/05         1.000%   1.750%    10.64     10.69      87,007        928,880     4.23%      6.75%      0.00%

MFS VIT CORE EQUITY
            2007                 1.000%   1.000%    12.32     12.32       2,823         34,797    10.04%     10.04%      0.28%
            2006                 1.000%   1.000%    11.20     11.20       4,574         51,224    12.67%     12.67%      0.46%
            2005                 1.000%   1.750%     9.65      9.94       5,178         51,306    -0.08%      0.67%      0.74%
            2004                 1.000%   1.750%     9.66      9.87       6,205         61,150    10.63%     11.35%      0.49%
            2003                 1.000%   1.750%     8.87      8.87      11,713        103,425    26.09%     26.09%      0.19%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
MFS VIT TOTAL RETURN
            2007                 1.000%   1.950%   $13.23    $14.76       163,877  $  2,277,093     2.20%      3.18%      2.14%
            2006                 1.000%   1.950%    12.95     13.59       136,026     1,834,530     9.73%     10.78%      2.25%
            2005                 1.000%   1.950%    11.80     12.27       122,330     1,489,590     0.83%      1.80%      1.98%
            2004                 1.000%   1.950%    11.70     12.05        99,430     1,190,332     9.17%     10.21%      1.55%
            2003                 1.000%   1.950%    10.76     10.93        77,802       847,486    14.31%     15.17%      1.38%

MFS VIT UTILITIES
            2007                 1.000%   2.600%     1.95     36.10   161,490,436   328,186,127    25.05%     26.62%      0.86%
            2006                 1.000%   2.250%     1.54     28.74   119,417,464   190,728,952    28.34%     29.96%      1.84%
            2005                 1.000%   2.250%     1.19     22.29   112,816,391   138,149,222    14.58%     15.68%      0.52%
            2004                 1.000%   1.950%     1.03     13.05    60,302,222    63,545,430    27.69%     28.90%      1.22%
            2003                 1.000%   1.950%     0.80     10.12    30,669,050    24,998,212    33.27%     34.54%      1.37%

MFS VIT UTILITIES SERVICE CLASS
            2007                 1.002%   1.002%    24.03     24.03       530,472    12,748,498    26.29%     26.29%      0.67%
            2006                 1.002%   1.002%    19.03     19.03       274,439     5,222,621    29.66%     29.66%      1.51%
            2005                 1.002%   1.002%    14.68     14.68       124,967     1,834,198    15.41%     15.41%      0.28%
            2004  8/13/04        1.002%   1.002%    12.72     12.72        21,118       268,574    22.22%     22.22%      0.00%

NB AMT MID-CAP GROWTH
            2007                 0.550%   2.600%     1.55     21.64   116,972,224   192,787,598    20.16%     21.86%      0.00%
            2006                 0.550%   1.950%     1.28     17.98    98,051,155   131,399,543    12.48%     14.07%      0.00%
            2005                 0.550%   1.950%     1.13     15.96   102,173,309   119,240,671    11.55%     13.12%      0.00%
            2004                 0.550%   1.950%     1.01     14.29   109,676,815   112,769,653    14.06%     15.67%      0.00%
            2003                 0.550%   1.950%     0.88      9.03   116,749,476   103,842,991    25.60%     27.37%      0.00%

NB AMT PARTNERS
            2007                 0.550%   0.550%     1.73      1.73        18,235        31,614     8.74%      8.74%      0.63%
            2006                 0.550%   0.550%     1.59      1.59        18,560        29,593    11.62%     11.62%      0.00%
            2005                 0.550%   1.302%     1.32      1.43    34,235,855    45,912,915    16.52%     17.40%      1.08%
            2004                 0.550%   1.302%     1.13      1.22    21,731,443    24,936,907    17.44%     18.32%      0.01%
            2003                 0.550%   1.302%     0.96      1.03    23,872,215    23,256,555    33.34%     34.35%      0.00%

NB AMT REGENCY
            2007                 1.000%   2.600%    17.87     20.40        44,933       847,209     1.00%      2.27%      0.43%
            2006                 1.000%   2.250%    17.64     19.73        46,483       858,531     8.69%     10.06%      0.43%
            2005                 1.000%   2.250%    16.18     16.82        52,006       871,991     9.84%     10.89%      0.09%
            2004                 1.000%   1.950%    14.73     15.17        43,095       651,422    20.00%     21.14%      0.03%
            2003                 1.000%   1.950%    12.33     12.52        24,317       303,434    33.49%     34.50%      0.00%

PUTNAM VT HEALTH SCIENCES CLASS IB
            2007                 1.000%   1.300%    10.78     10.97        13,265       145,244    -1.89%     -1.59%      0.81%
            2006                 1.000%   1.300%    10.98     11.15        14,602       162,518     1.47%      1.77%      0.69%
            2005                 1.000%   1.750%     1.02     10.95    15,649,904    16,396,346    11.23%     12.07%      0.05%
            2004                 1.000%   1.750%     0.92      9.77    13,566,356    12,686,886     5.27%      6.06%      0.18%
            2003                 1.000%   1.750%     0.87      9.21    13,891,906    12,281,975    16.86%     17.21%      0.45%

WFVT ADVANTAGE EQUITY INCOME
            2007                 1.000%   1.800%    13.06     13.62        11,255       155,598     1.01%      1.77%      1.54%
            2006                 1.000%   1.750%    12.93     13.38        14,867       196,361    16.49%     17.37%      1.60%
            2005                 1.000%   1.750%    11.10     11.40        14,449       161,967     3.55%      4.33%      1.52%
            2004                 1.000%   1.750%    10.85     10.85         9,905       106,836     9.64%      9.64%      2.47%
            2003  3/3/03         1.300%   1.300%     9.89      9.89           422         4,178    33.00%     33.00%      0.78%

WFVT ADVANTAGE LARGE COMPANY GROWTH
            2007                 1.000%   1.750%    10.87     11.34         6,774        74,860     5.75%      6.54%      0.00%
            2006                 1.000%   1.750%    10.28     10.64         5,641        58,522     0.57%      1.33%      0.00%
            2005                 1.000%   1.750%    10.22     10.50         6,116        62,909     3.87%      4.65%      0.16%
            2004                 1.000%   1.750%     9.84     10.04         4,754        47,033     1.47%      2.23%      0.00%
            2003  4/7/03         1.000%   1.750%     9.70      9.82         4,207        40,985     9.38%     23.28%      0.00%

WFVT ADVANTAGE SMALL CAP GROWTH
            2007                 1.000%   1.800%    15.35     16.01        26,624       427,172    11.84%     12.68%      0.00%
            2006                 1.000%   1.750%    13.73     14.21        20,693       291,976    20.62%     21.53%      0.00%
            2005                 1.000%   1.750%    11.38     11.69        16,522       191,876     4.40%      5.19%      0.00%
            2004                 1.000%   1.750%    10.90     11.12        12,413       137,264    11.80%     12.64%      0.00%
            2003                 1.000%   1.750%     9.87      9.87         4,887        47,933    40.85%     40.85%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                                      AGGREGATE      AGGREGATE
                                                                       COST OF       PROCEEDS
                                                                      PURCHASES     FROM SALES
-----------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                 $     1,305   $     42,828
AIM V.I. International Growth                                             23,742         88,321
ABVPSF Global Technology Class B                                      16,912,096      7,474,847
ABVPSF Growth and Income Class B                                       6,233,925     10,407,504
ABVPSF International Value Class B                                       640,887        577,222
ABVPSF Small/Mid Cap Value Class A                                       773,036        465,359
American Century VP Inflation Protection Class 2                       1,174,076        637,437
American Century VP International                                         13,732         14,315
American Funds Global Growth Class 2                                  38,289,272      3,807,529
American Funds Growth Class 2                                         89,944,956     64,025,821
American Funds Growth-Income Class 2                                  57,312,011      7,515,242
American Funds International Class 2                                  76,690,254     19,282,131
Delaware VIPT Capital Reserves Service Class                              60,521         33,839
Delaware VIPT Diversified Income                                      41,275,220      2,209,913
Delaware VIPT Diversified Income Service Class                        11,631,269      1,711,975
Delaware VIPT Emerging Markets Service Class                           1,894,563        557,216
Delaware VIPT Global Bond                                                  3,325         32,546
Delaware VIPT High Yield                                              11,448,052      5,944,963
Delaware VIPT High Yield Service Class                                 1,391,421        150,295
Delaware VIPT REIT                                                    89,715,299    135,674,029
Delaware VIPT REIT Service Class                                       4,946,507        890,712
Delaware VIPT Small Cap Value Service Class                           36,234,103     67,266,526
Delaware VIPT Trend                                                    3,686,196     54,247,524
Delaware VIPT Trend Service Class                                      1,214,250        135,971
Delaware VIPT U.S. Growth Service Class                                  202,204        184,162
Delaware VIPT Value                                                   22,754,774     29,147,475
Delaware VIPT Value Service Class                                      3,803,994        378,454

                                                                      AGGREGATE      AGGREGATE
                                                                       COST OF       PROCEEDS
                                                                      PURCHASES     FROM SALES
-----------------------------------------------------------------------------------------------
DWS VIP Equity 500 Index                                             $ 7,716,705   $ 37,023,593
DWS VIP Equity 500 Index Service Class                                 1,883,417        248,202
DWS VIP Small Cap Index                                                7,750,890     14,738,707
DWS VIP Small Cap Index Service Class                                  1,163,130        173,014
Fidelity VIP Contrafund Service Class                                 96,718,558     17,362,423
Fidelity VIP Contrafund Service Class 2                               12,288,090        486,358
Fidelity VIP Growth Service Class                                     34,053,210     10,186,006
Fidelity VIP Growth Service Class 2                                    1,113,044        193,868
Fidelity VIP Mid Cap Service Class 2                                   1,034,405        367,324
FTVIPT Franklin Income Securities Class 2                              1,811,028        397,167
FTVIPT Mutual Shares Securities Class 2                                1,327,717        284,956
FTVIPT Templeton Global Income Securities Class 2                      1,235,024        196,775
Janus Aspen Series Worldwide Growth                                      112,215        110,316
Lincoln VIPT Baron Growth Opportunities Service Class                 28,265,053     22,964,515
Lincoln VIPT Capital Growth Service Class                                 22,936             65
Lincoln VIPT Cohen & Steers Global Real Estate                         3,624,574        129,253
Lincoln VIPT Cohen & Steers Global Real Estate Service Class             898,287        199,741
Lincoln VIPT Core                                                             --          7,791
Lincoln VIPT Delaware Bond                                            35,806,841     26,887,495
Lincoln VIPT Delaware Bond Service Class                               4,283,732        449,348
Lincoln VIPT Delaware Growth and Income                               21,701,767    282,603,273
Lincoln VIPT Delaware Growth and Income Service Class                    885,600        144,400
Lincoln VIPT Delaware Managed                                         22,723,030     73,442,655
Lincoln VIPT Delaware Managed Service Class                            1,153,551        211,303
Lincoln VIPT Delaware Social Awareness                                 7,678,246    156,322,254
Lincoln VIPT Delaware Social Awareness Service Class                   2,142,838         90,660
Lincoln VIPT Delaware Special Opportunities                           62,112,766    114,861,779
Lincoln VIPT Delaware Special Opportunities Service Class              5,280,259        461,559
Lincoln VIPT FI Equity-Income                                         67,618,877    129,255,788
Lincoln VIPT FI Equity-Income Service Class                            2,171,433        302,657
Lincoln VIPT Growth                                                       84,489        157,524
Lincoln VIPT Growth Opportunities Service Class                               --         14,820
Lincoln VIPT Janus Capital Appreciation                                1,837,704     74,109,578
Lincoln VIPT Janus Capital Appreciation Service Class                    293,407         75,846
Lincoln VIPT Marsico International Growth Service Class                  193,563            997
Lincoln VIPT MFS Value Service Class                                      87,922          4,582
Lincoln VIPT Mid-Cap Growth Service Class                                403,580          3,277
Lincoln VIPT Mid-Cap Value Service Class                                 172,374          7,164
Lincoln VIPT Mondrian International Value                             42,566,080     71,856,398
Lincoln VIPT Mondrian International Value Service Class                5,063,917        474,027
Lincoln VIPT Money Market                                             70,082,648     41,090,983
Lincoln VIPT Money Market Service Class                                2,642,130      1,205,500
Lincoln VIPT S&P 500 Index                                             3,641,646        622,005
Lincoln VIPT S&P 500 Index Service Class                                 117,867         75,305
Lincoln VIPT Small-Cap Index                                           3,397,869        447,821
Lincoln VIPT Small-Cap Index Service Class                               244,304         27,207
Lincoln VIPT T. Rowe Price Growth Stock Service Class                     12,155             81
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                   1,415,257     28,416,928
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       762,915        144,878
Lincoln VIPT Templeton Growth Service Class                              207,494         27,694
Lincoln VIPT UBS Global Asset Allocation                              17,106,812     30,159,934
Lincoln VIPT UBS Global Asset Allocation Service Class                   712,962        126,828
Lincoln VIPT Value Opportunities Service Class                           127,803         10,728
Lincoln VIPT Wilshire 2010 Profile                                     1,384,555        162,867
Lincoln VIPT Wilshire 2010 Profile Service Class                           6,802             40
Lincoln VIPT Wilshire 2020 Profile                                     1,562,753        167,781
Lincoln VIPT Wilshire 2020 Profile Service Class                         164,762             33
Lincoln VIPT Wilshire 2030 Profile                                       645,283         46,563
Lincoln VIPT Wilshire 2030 Profile Service Class                          92,241          6,933
Lincoln VIPT Wilshire 2040 Profile                                       244,589          8,430
Lincoln VIPT Wilshire 2040 Profile Service Class                         175,969            894

                                                                       AGGREGATE     AGGREGATE
                                                                        COST OF       PROCEEDS
                                                                       PURCHASES     FROM SALES
-----------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire Aggressive Profile                             $  6,810,272   $ 3,106,347
Lincoln VIPT Wilshire Aggressive Profile Service Class                  3,853,341     1,302,193
Lincoln VIPT Wilshire Conservative Profile                             15,930,968     3,780,932
Lincoln VIPT Wilshire Conservative Profile Service Class                3,057,073       618,062
Lincoln VIPT Wilshire Moderate Profile                                 18,448,111     3,104,443
Lincoln VIPT Wilshire Moderate Profile Service Class                    8,774,259     1,289,464
Lincoln VIPT Wilshire Moderately Aggressive Profile                    15,474,251     3,651,883
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class       9,364,704       714,902
MFS VIT Core Equity                                                        58,679        79,486
MFS VIT Total Return                                                      816,658       359,167
MFS VIT Utilities                                                     121,444,218    26,228,354
MFS VIT Utilities Service Class                                         6,669,062       596,537
NB AMT Mid-Cap Growth                                                  45,313,969    13,879,559
NB AMT Partners                                                             3,686         1,145
NB AMT Regency                                                            308,300       308,531
Putnam VT Health Sciences Class IB                                          1,270        16,881
WFVT Advantage Equity Income                                              100,937       130,677
WFVT Advantage Large Company Growth                                        95,243        84,550
WFVT Advantage Small Cap Growth                                           304,011       148,082

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                                    NET
                                                                       SHARES      ASSET    FAIR VALUE
                                                                        OWNED      VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                      4,930   $29.11   $    143,516    $    123,864
AIM V.I. International Growth                                            22,852    33.63        768,499         450,488
ABVPSF Global Technology Class B                                      2,347,555    20.31     47,678,835      38,832,642
ABVPSF Growth and Income Class B                                      2,041,713    26.55     54,207,473      48,215,196
ABVPSF International Value Class B                                       34,993    24.88        870,637         844,691
ABVPSF Small/Mid Cap Value Class A                                       39,625    17.11        677,988         703,157
American Century VP Inflation Protection Class 2                        195,013    10.55      2,057,390       2,000,920
American Century VP International                                         2,296    11.86         27,236          18,199
American Funds Global Growth Class 2                                  4,025,251    25.00    100,631,285      84,910,863
American Funds Growth Class 2                                        13,027,178    66.72    869,173,300     708,316,543
American Funds Growth-Income Class 2                                  4,997,336    42.26    211,187,409     191,940,734
American Funds International Class 2                                 16,518,883    24.72    408,346,795     277,607,349
Delaware VIPT Capital Reserves Service Class                             13,366     9.61        128,447         128,566
Delaware VIPT Diversified Income                                     12,253,187    10.22    125,227,571     116,315,534
Delaware VIPT Diversified Income Service Class                        1,854,612    10.18     18,879,945      17,951,181
Delaware VIPT Emerging Markets Service Class                            116,199    27.75      3,224,530       2,593,311
Delaware VIPT High Yield                                              3,454,201     5.95     20,552,493      20,728,578
Delaware VIPT High Yield Service Class                                  329,945     5.94      1,959,875       1,979,551
Delaware VIPT REIT                                                   11,085,812    15.83    175,488,398     180,860,664
Delaware VIPT REIT Service Class                                        531,447    15.79      8,391,542      10,333,406
Delaware VIPT Small Cap Value Service Class                           9,121,238    28.57    260,593,758     228,286,216
Delaware VIPT Trend                                                   7,162,805    38.50    275,768,009     204,361,937
Delaware VIPT Trend Service Class                                       109,155    37.88      4,134,774       3,615,546
Delaware VIPT U.S. Growth Service Class                                   3,720     8.90         33,107          30,199
Delaware VIPT Value                                                   9,196,590    21.44    197,174,899     164,011,271
Delaware VIPT Value Service Class                                       329,002    21.39      7,037,355       7,018,038
DWS VIP Equity 500 Index                                             16,648,234    15.53    258,547,079     213,240,572
DWS VIP Equity 500 Index Service Class                                  274,162    15.52      4,254,989       3,895,724
DWS VIP Small Cap Index                                               4,034,549    14.71     59,348,210      51,910,316
DWS VIP Small Cap Index Service Class                                   171,192    14.70      2,516,524       2,589,513
Fidelity VIP Contrafund Service Class                                10,959,658    27.80    304,678,504     292,127,601
Fidelity VIP Contrafund Service Class 2                                 724,057    27.46     19,882,608      22,156,782
Fidelity VIP Growth Service Class                                     2,477,089    44.99    111,444,235     112,181,734
Fidelity VIP Growth Service Class 2                                      48,126    44.65      2,148,825       1,801,920

                                                                                    NET
                                                                       SHARES      ASSET      FAIR VALUE
                                                                        OWNED      VALUE       OF SHARES     COST OF SHARES
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Service Class 2                                     47,286   $35.63   $     1,684,791   $    1,610,748
FTVIPT Franklin Income Securities Class 2                               103,352    17.31         1,789,017        1,806,755
FTVIPT Mutual Shares Securities Class 2                                  59,815    20.19         1,207,671        1,231,490
FTVIPT Templeton Global Income Securities Class 2                        80,591    16.72         1,347,487        1,287,425
Janus Aspen Series Worldwide Growth                                      20,678    35.33           730,553          616,075
Lincoln VIPT Baron Growth Opportunities Service Class                 5,872,012    29.94       175,831,516      134,401,502
Lincoln VIPT Capital Growth Service Class                                   888    27.49            24,409           22,875
Lincoln VIPT Cohen & Steers Global Real Estate                          393,827     8.05         3,170,701        3,499,156
Lincoln VIPT Cohen & Steers Global Real Estate Service Class             78,916     8.05           635,193          690,887
Lincoln VIPT Delaware Bond                                           29,170,093    12.68       369,818,438      362,883,864
Lincoln VIPT Delaware Bond Service Class                                814,127    12.68        10,319,878       10,395,532
Lincoln VIPT Delaware Growth and Income                              47,520,184    36.86     1,751,451,420    1,437,850,272
Lincoln VIPT Delaware Growth and Income Service Class                    77,410    36.80         2,848,985        2,572,039
Lincoln VIPT Delaware Managed                                        26,997,055    16.91       456,520,206      401,298,907
Lincoln VIPT Delaware Managed Service Class                             175,554    16.90         2,966,688        2,881,828
Lincoln VIPT Delaware Social Awareness                               23,925,285    36.65       876,957,404      704,374,339
Lincoln VIPT Delaware Social Awareness Service Class                    156,560    36.59         5,729,000        5,341,677
Lincoln VIPT Delaware Special Opportunities                          15,929,443    42.05       669,849,023      465,219,426
Lincoln VIPT Delaware Special Opportunities Service Class               296,202    42.00        12,439,018       12,416,707
Lincoln VIPT FI Equity-Income                                        35,058,654    16.97       594,945,366      559,527,192
Lincoln VIPT FI Equity-Income Service Class                             301,837    16.95         5,115,529        5,369,012
Lincoln VIPT Janus Capital Appreciation                              19,242,331    24.17       465,087,132      398,211,033
Lincoln VIPT Janus Capital Appreciation Service Class                    27,648    24.04           664,571          553,373
Lincoln VIPT Marsico International Growth Service Class                  10,578    18.07           191,103          192,572
Lincoln VIPT MFS Value Service Class                                      3,088    26.42            81,582           83,382
Lincoln VIPT Mid-Cap Growth Service Class                                29,458    14.10           415,418          400,357
Lincoln VIPT Mid-Cap Value Service Class                                 10,267    14.66           150,467          164,268
Lincoln VIPT Mondrian International Value                            23,943,012    24.16       578,535,005      324,828,303
Lincoln VIPT Mondrian International Value Service Class                 428,744    24.13        10,347,314        9,165,637
Lincoln VIPT Money Market                                            11,809,032    10.00       118,090,316      118,090,316
Lincoln VIPT Money Market Service Class                                 252,713    10.00         2,527,133        2,527,133
Lincoln VIPT S&P 500 Index                                              286,700    10.32         2,958,166        3,012,276
Lincoln VIPT S&P 500 Index Service Class                                  4,010    10.31            41,354           42,226
Lincoln VIPT Small-Cap Index                                            144,589    19.10         2,761,077        2,930,235
Lincoln VIPT Small-Cap Index Service Class                               11,012    19.09           210,215          215,653
Lincoln VIPT T. Rowe Price Growth Stock Service Class                       658    18.31            12,044           12,075
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                 14,523,937    13.44       195,129,096      202,075,591
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      131,436    13.28         1,745,603        1,525,975
Lincoln VIPT Templeton Growth Service Class                               5,200    33.22           172,777          179,312
Lincoln VIPT UBS Global Asset Allocation                             14,700,302    15.59       229,163,002      192,980,901
Lincoln VIPT UBS Global Asset Allocation Service Class                   99,360    15.57         1,547,328        1,496,776
Lincoln VIPT Value Opportunities Service Class                            7,425    14.66           108,825          116,309
Lincoln VIPT Wilshire 2010 Profile                                      116,695    10.61         1,238,486        1,224,284
Lincoln VIPT Wilshire 2010 Profile Service Class                            645    10.61             6,843            6,763
Lincoln VIPT Wilshire 2020 Profile                                      135,769    10.49         1,424,755        1,397,606
Lincoln VIPT Wilshire 2020 Profile Service Class                         15,828    10.49           166,031          164,721
Lincoln VIPT Wilshire 2030 Profile                                       56,592    10.66           603,330          598,039
Lincoln VIPT Wilshire 2030 Profile Service Class                          8,094    10.66            86,263           85,499
Lincoln VIPT Wilshire 2040 Profile                                       22,534    10.50           236,557          236,234
Lincoln VIPT Wilshire 2040 Profile Service Class                         16,726    10.50           175,541          175,048
Lincoln VIPT Wilshire Aggressive Profile                              1,037,387    14.28        14,814,922       13,166,061
Lincoln VIPT Wilshire Aggressive Profile Service Class                  362,542    14.27         5,173,842        4,808,936
Lincoln VIPT Wilshire Conservative Profile                            1,607,042    12.01        19,294,151       18,587,001
Lincoln VIPT Wilshire Conservative Profile Service Class                313,485    12.00         3,761,815        3,634,080
Lincoln VIPT Wilshire Moderate Profile                                2,996,381    12.93        38,731,218       35,509,180
Lincoln VIPT Wilshire Moderate Profile Service Class                  1,205,101    12.92        15,568,701       14,497,261
Lincoln VIPT Wilshire Moderately Aggressive Profile                   2,623,222    13.39        35,114,446       31,766,929
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     1,260,154    13.38        16,857,078       15,707,949
MFS VIT Core Equity                                                       2,026    17.18            34,800           28,442
MFS VIT Total Return                                                    105,042    21.68         2,277,309        2,116,728
MFS VIT Utilities                                                     9,513,417    34.48       328,022,602      237,126,439

                                                                                   NET
                                                                       SHARES     ASSET    FAIR VALUE
                                                                       OWNED      VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Service Class                                        371,942   $34.11   $ 12,686,957   $ 10,482,624
NB AMT Mid-Cap Growth                                                6,765,921    28.50    192,828,745    159,295,822
NB AMT Partners                                                          1,522    20.77         31,615         31,848
NB AMT Regency                                                          52,207    16.23        847,318        758,702
Putnam VT Health Sciences Class IB                                      10,832    13.41        145,256        123,935
WFVT Advantage Equity Income                                             8,293    18.74        155,404        154,255
WFVT Advantage Large Company Growth                                      7,255    10.32         74,869         67,753
WFVT Advantage Small Cap Growth                                         44,088     9.69        427,212        410,809

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                       UNITS        UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                        --        (3,694)      (3,694)
AIM V.I. International Growth                                              984        (3,884)      (2,900)
ABVPSF Global Technology Class B                                    39,322,383   (25,954,602)  13,367,781
ABVPSF Growth and Income Class B                                       737,244    (1,251,166)    (513,922)
ABVPSF International Value Class B                                      48,468       (46,656)       1,812
ABVPSF Small/Mid Cap Value Class A                                      34,689       (22,685)      12,004
American Century VP Inflation Protection Class 2                       103,890       (60,888)      43,002
American Century VP International                                        9,218        (9,282)         (64)
American Funds Global Growth Class 2                                 3,168,204    (1,356,515)   1,811,689
American Funds Growth Class 2                                       90,899,858  (127,300,031) (36,400,173)
American Funds Growth-Income Class 2                                 5,956,884    (2,920,389)   3,036,495
American Funds International Class 2                                73,037,602   (54,897,433)  18,140,169
Delaware VIPT Capital Reserves Service Class                             5,322        (3,119)       2,203
Delaware VIPT Diversified Income                                     5,155,421    (2,047,689)   3,107,732
Delaware VIPT Diversified Income Service Class                       1,056,502      (223,648)     832,854
Delaware VIPT Emerging Markets Service Class                            69,575       (24,855)      44,720
Delaware VIPT Global Bond                                             (10,306)        (7,841)     (18,147)
Delaware VIPT High Yield                                             1,503,371    (1,136,893)     366,478
Delaware VIPT High Yield Service Class                                 128,617       (27,328)     101,289
Delaware VIPT REIT                                                  19,070,103   (56,128,187) (37,058,084)
Delaware VIPT REIT Service Class                                       285,892      (157,673)     128,219
Delaware VIPT Small Cap Value Service Class                         22,821,657   (52,806,099) (29,984,442)
Delaware VIPT Trend                                                 10,496,809   (30,396,587) (19,899,778)
Delaware VIPT Trend Service Class                                      121,916       (38,880)      83,036
Delaware VIPT U.S. Growth Service Class                                 18,681       (17,153)       1,528
Delaware VIPT Value                                                 19,224,651   (25,419,602)  (6,194,951)
Delaware VIPT Value Service Class                                      298,773       (74,880)     223,893
DWS VIP Equity 500 Index                                            26,995,462   (54,144,453) (27,148,991)
DWS VIP Equity 500 Index Service Class                                 166,076       (44,667)     121,409
DWS VIP Small Cap Index                                              6,841,031   (13,199,627)  (6,358,596)
DWS VIP Small Cap Index Service Class                                   95,795       (31,353)      64,442
Fidelity VIP Contrafund Service Class                               37,348,204   (35,269,364)   2,078,840
Fidelity VIP Contrafund Service Class 2                                594,415      (136,554)     457,861
Fidelity VIP Growth Service Class                                   46,914,198   (26,128,942)  20,785,256
Fidelity VIP Growth Service Class 2                                     98,821       (30,944)      67,877
Fidelity VIP Mid Cap Service Class 2                                    66,075       (26,080)      39,995
FTVIPT Franklin Income Securities Class 2                              153,019       (33,522)     119,497
FTVIPT Mutual Shares Securities Class 2                                110,539       (24,154)      86,385
FTVIPT Templeton Global Income Securities Class 2                      105,841       (17,498)      88,343
Janus Aspen Series Worldwide Growth                                     59,479       (43,303)      16,176
Lincoln VIPT Baron Growth Opportunities Service Class               14,917,772   (22,329,471)  (7,411,699)
Lincoln VIPT Capital Growth Service Class                                2,272            --        2,272
Lincoln VIPT Cohen & Steers Global Real Estate                         430,379       (46,146)     384,233
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           102,168       (24,647)      77,521
Lincoln VIPT Core                                                           --          (663)        (663)

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Bond                                          10,867,055  (11,678,991)    (811,936)
Lincoln VIPT Delaware Bond Service Class                               447,714     (132,997)     314,717
Lincoln VIPT Delaware Growth and Income                              7,613,609  (26,169,099) (18,555,490)
Lincoln VIPT Delaware Growth and Income Service Class                   83,707      (29,783)      53,924
Lincoln VIPT Delaware Managed                                        3,257,872  (12,556,439)  (9,298,567)
Lincoln VIPT Delaware Managed Service Class                            102,191      (35,497)      66,694
Lincoln VIPT Delaware Social Awareness                               8,324,997  (26,955,500) (18,630,503)
Lincoln VIPT Delaware Social Awareness Service Class                   179,416      (34,946)     144,470
Lincoln VIPT Delaware Special Opportunities                          3,741,154   (9,350,859)  (5,609,705)
Lincoln VIPT Delaware Special Opportunities Service Class              346,557     (109,920)     236,637
Lincoln VIPT FI Equity-Income                                       12,408,585  (46,723,465) (34,314,880)
Lincoln VIPT FI Equity-Income Service Class                            169,221      (61,769)     107,452
Lincoln VIPT Growth                                                      3,950       (9,882)      (5,932)
Lincoln VIPT Growth Opportunities Service Class                             --       (1,142)      (1,142)
Lincoln VIPT Janus Capital Appreciation                             11,775,649  (37,293,378) (25,517,729)
Lincoln VIPT Janus Capital Appreciation Service Class                   26,570       (9,609)      16,961
Lincoln VIPT Marsico International Growth Service Class                 17,144          (64)      17,080
Lincoln VIPT MFS Value Service Class                                     8,812         (434)       8,378
Lincoln VIPT Mid-Cap Growth Service Class                               38,043         (210)      37,833
Lincoln VIPT Mid-Cap Value Service Class                                18,163         (809)      17,354
Lincoln VIPT Mondrian International Value                           24,772,084  (37,462,951) (12,690,867)
Lincoln VIPT Mondrian International Value Service Class                313,068      (82,615)     230,453
Lincoln VIPT Money Market                                           40,562,281  (33,354,029)   7,208,252
Lincoln VIPT Money Market Service Class                                285,673     (156,416)     129,257
Lincoln VIPT S&P 500 Index                                             395,898      (96,719)     299,179
Lincoln VIPT S&P 500 Index Service Class                                12,079       (7,767)       4,312
Lincoln VIPT Small-Cap Index                                           400,976     (101,914)     299,062
Lincoln VIPT Small-Cap Index Service Class                              25,944       (3,023)      22,921
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    1,213           (3)       1,210
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                11,013,700  (24,805,524) (13,791,824)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      70,636      (27,102)      43,534
Lincoln VIPT Templeton Growth Service Class                             20,573       (2,996)      17,577
Lincoln VIPT UBS Global Asset Allocation                             4,702,111  (10,934,293)  (6,232,182)
Lincoln VIPT UBS Global Asset Allocation Service Class                  53,235      (16,410)      36,825
Lincoln VIPT Value Opportunities Service Class                          12,716       (1,126)      11,590
Lincoln VIPT Wilshire 2010 Profile                                     134,881      (19,495)     115,386
Lincoln VIPT Wilshire 2010 Profile Service Class                           718           (5)         713
Lincoln VIPT Wilshire 2020 Profile                                     154,876      (17,700)     137,176
Lincoln VIPT Wilshire 2020 Profile Service Class                        16,250          (33)      16,217
Lincoln VIPT Wilshire 2030 Profile                                      65,784       (8,021)      57,763
Lincoln VIPT Wilshire 2030 Profile Service Class                         9,243         (826)       8,417
Lincoln VIPT Wilshire 2040 Profile                                      28,370       (5,317)      23,053
Lincoln VIPT Wilshire 2040 Profile Service Class                        17,433         (173)      17,260
Lincoln VIPT Wilshire Aggressive Profile                               676,309     (379,402)     296,907
Lincoln VIPT Wilshire Aggressive Profile Service Class                 321,314     (130,751)     190,563
Lincoln VIPT Wilshire Conservative Profile                           1,571,371     (532,803)   1,038,568
Lincoln VIPT Wilshire Conservative Profile Service Class               279,982      (71,115)     208,867
Lincoln VIPT Wilshire Moderate Profile                               1,777,958     (558,511)   1,219,447
Lincoln VIPT Wilshire Moderate Profile Service Class                   769,882     (159,197)     610,685
Lincoln VIPT Wilshire Moderately Aggressive Profile                  1,483,831     (600,063)     883,768
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      799,959     (133,662)     666,297
MFS VIT Core Equity                                                      4,792       (6,543)      (1,751)
MFS VIT Total Return                                                    51,813      (23,962)      27,851
MFS VIT Utilities                                                   95,019,899  (52,946,927)  42,072,972
MFS VIT Utilities Service Class                                        337,455      (81,422)     256,033
NB AMT Mid-Cap Growth                                               50,652,933  (31,731,864)  18,921,069
NB AMT Partners                                                            236         (561)        (325)
NB AMT Regency                                                          14,096      (15,646)      (1,550)
Putnam VT Health Sciences Class IB                                          --       (1,337)      (1,337)
WFVT Advantage Equity Income                                             5,815       (9,427)      (3,612)
WFVT Advantage Large Company Growth                                      8,661       (7,528)       1,133
WFVT Advantage Small Cap Growth                                         15,108       (9,177)       5,931

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                                       UNITS        UNITS      NET INCREASE
                                                                      ISSUED       REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                     17,260          (782)       16,478
AIM V.I. International Growth                                            13,275          (821)       12,454
ABVPSF Global Technology Class B                                     18,775,122   (32,295,518)  (13,520,396)
ABVPSF Growth Class B                                                 1,658,544   (17,915,650)  (16,257,106)
ABVPSF Growth and Income Class B                                      4,921,884    (1,036,271)    3,885,613
ABVPSF International Value Class B                                       77,672        (9,325)       68,347
ABVPSF Small/Mid Cap Value Class A                                       12,287       (36,976)      (24,689)
American Century VP Inflation Protection Class 2                        141,544       (52,336)       89,208
American Century VP International                                         5,281       (87,710)      (82,429)
American Funds Global Growth Class 2                                  2,709,915      (821,552)    1,888,363
American Funds Growth Class 2                                       129,861,657  (128,415,382)    1,446,275
American Funds Growth-Income Class 2                                  5,939,434    (1,910,580)    4,028,854
American Funds International Class 2                                 93,544,936   (51,702,679)   41,842,257
Lincoln VIPT Baron Growth Opportunities                              19,185,029   (29,171,253)   (9,986,224)
Delaware VIPT Capital Reserves Service Class                              6,535          (479)        6,056
Delaware VIPT Diversified Income                                      6,230,759    (1,171,986)    5,058,773
Delaware VIPT Diversified Income Service Class                          517,349      (131,004)      386,345
Delaware VIPT Emerging Markets Service Class                             57,114       (26,865)       30,249
Delaware VIPT Global Bond                                             2,020,351   (34,297,156)  (32,276,805)
Delaware VIPT High Yield                                              1,462,611      (297,883)    1,164,728
Delaware VIPT High Yield Service Class                                   66,837        (7,651)       59,186
Delaware VIPT REIT                                                   31,965,872   (28,869,182)    3,096,690
Delaware VIPT REIT Service Class                                        246,394       (40,670)      205,724
Delaware VIPT Small Cap Value Service Class                          41,571,943   (42,775,657)   (1,203,714)
Delaware VIPT Trend                                                  19,396,495   (40,157,948)  (20,761,453)
Delaware VIPT Trend Service Class                                       135,485       (27,195)      108,290
Delaware VIPT U.S. Growth Service Class                                   1,313            --         1,313
Delaware VIPT Value                                                  25,811,328   (17,899,979)    7,911,349
Delaware VIPT Value Service Class                                       205,118       (22,711)      182,407
DWS VIP Equity 500 Index                                            154,926,203   (51,037,859)  103,888,344
DWS VIP Equity 500 Index Service Class                                  127,377       (22,322)      105,055
DWS VIP Small Cap Index                                              20,090,041   (18,553,775)    1,536,266
DWS VIP Small Cap Index Service Class                                    86,138       (17,062)       69,076
Fidelity VIP Contrafund Service Class                                51,615,210   (39,260,789)   12,354,421
Fidelity VIP Contrafund Service Class 2                                 502,204       (61,411)      440,793
Fidelity VIP Growth Service Class                                     9,579,626   (25,152,912)  (15,573,286)
Fidelity VIP Growth Service Class 2                                      50,492        (7,544)       42,948
Fidelity VIP Mid Cap Service Class 2                                     84,983       (40,476)       44,507
FTVIPT Franklin Income Securities Class 2                                58,427       (22,497)       35,930
FTVIPT Mutual Shares Securities Class 2                                  18,219          (136)       18,083
FTVIPT Templeton Global Income Securities Class 2                        16,596        (1,592)       15,004
Janus Aspen Series Worldwide Growth                                   5,306,958  (152,493,895) (147,186,937)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                 11,112,302   (29,248,814)  (18,136,512)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       54,113        (7,857)       46,256
Lincoln VIPT Wilshire Aggressive Profile                                791,218      (367,371)      423,847
Lincoln VIPT Wilshire Aggressive Profile Service Class                  223,558       (92,396)      131,162
Lincoln VIPT Delaware Bond                                            8,574,823   (12,621,402)   (4,046,579)
Lincoln VIPT Delaware Bond Service Class                                384,125       (71,130)      312,995
Lincoln VIPT Janus Capital Appreciation                              11,953,491   (51,770,656)  (39,817,165)
Lincoln VIPT Janus Capital Appreciation Service Class                    19,925        (4,741)       15,184
Lincoln VIPT Wilshire Conservative Profile                              550,300      (129,354)      420,946
Lincoln VIPT Wilshire Conservative Profile Service Class                123,336       (39,510)       83,826
Lincoln VIPT Core                                                         1,056          (393)          663
Lincoln VIPT FI Equity-Income                                        17,584,907   (48,082,225)  (30,497,318)
Lincoln VIPT FI Equity-Income Service Class                             160,535       (21,452)      139,083
Lincoln VIPT UBS Global Asset Allocation                              4,627,509   (11,471,696)   (6,844,187)
Lincoln VIPT UBS Global Asset Allocation Service Class                   40,059        (6,031)       34,028
Lincoln VIPT Growth                                                      12,328        (6,396)        5,932
Lincoln VIPT Delaware Growth and Income                               7,174,871   (30,387,007)  (23,212,136)

                                                                       UNITS        UNITS    NET INCREASE
                                                                      ISSUED       REDEEMED   (DECREASE)
---------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class                   85,781      (18,090)      67,691
Lincoln VIPT Growth Opportunities Service Class                          8,294       (7,152)       1,142
Lincoln VIPT Mondrian International Value                           34,294,419  (27,445,036)   6,849,383
Lincoln VIPT Mondrian International Value Service Class                203,921      (23,826)     180,095
Lincoln VIPT Delaware Managed                                        3,833,702  (14,148,074) (10,314,372)
Lincoln VIPT Delaware Managed Service Class                             96,160      (19,567)      76,593
Lincoln VIPT Wilshire Moderate Profile                               1,616,268     (346,019)   1,270,249
Lincoln VIPT Wilshire Moderate Profile Service Class                   977,703     (469,325)     508,378
Lincoln VIPT Wilshire Moderately Aggressive Profile                  1,367,200     (280,851)   1,086,349
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      680,231     (132,406)     547,825
Lincoln VIPT Money Market                                           27,204,432  (24,844,216)   2,360,216
Lincoln VIPT Money Market Service Class                                115,089      (45,721)      69,368
Lincoln VIPT Delaware Social Awareness                               8,989,605  (25,400,320) (16,410,715)
Lincoln VIPT Delaware Social Awareness Service Class                   174,528      (21,439)     153,089
Lincoln VIPT Delaware Special Opportunities                          5,029,766   (8,955,289)  (3,925,523)
Lincoln VIPT Delaware Special Opportunities Service Class              336,905      (46,989)     289,916
MFS VIT Core Equity                                                         --         (604)        (604)
MFS VIT Total Return                                                    38,390      (24,694)      13,696
MFS VIT Utilities                                                   55,550,664  (48,949,591)   6,601,073
MFS VIT Utilities Service Class                                        182,934      (33,462)     149,472
NB AMT Mid-Cap Growth                                               26,179,284  (30,301,438)  (4,122,154)
NB AMT Partners                                                      6,464,690  (40,681,985) (34,217,295)
NB AMT Regency                                                          13,825      (19,348)      (5,523)
Putnam VT Health Sciences Class IB                                   2,154,737  (17,790,039) (15,635,302)
WFVT Advantage Equity Income                                             5,376       (4,958)         418
WFVT Advantage Large Company Growth                                        301         (776)        (475)
WFVT Advantage Small Cap Growth                                         16,450      (12,279)       4,171

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

and

Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008